Exhibit 10.5

AGREEMENT FOR THE PROVISION OF A LOAN FACILITY
OF UP TO US$ 7,000,000

Dated March 30, 2008

between

Kreos Capital II Limited, a public company with limited liability incorporated in Jersey under registered number 87844 whose registered office is at 47 Esplanade, St Helier, Jersey (the “Lender”, which expression shall include its successors and assigns);

and

Negevtech Ltd., a company incorporated in Israel under registered number 51-163426-3 whose registered office is at 12 Hamada street, Rehovot, Israel (“Negevtech Ltd.”), and Negevtech Inc., a company incorporated under the laws of the State of Delaware whose registered office is at 2880 Lakeside Drive Suite 131, Santa Clara, CA 95054, U.S.A (“Negevtech Inc.”).

WHEREAS:

1.	The Borrower (as defined below) is or will be the legal owner of the Charged Assets (as defined below).

2.

The Borrower hereby confirms that (i) it shall grant (A) a first priority fixed charge over the Equipment of Negevtech Ltd. (B) a second priority fixed charge over the intellectual property of Negevtech Ltd. (C) a first priority fixed charge over Equipment owned by Negevtech Inc. (A, B and C together, the “Fixed Charge”) and (D) a second priority floating charge over all the assets of Negevtech Ltd. as of the date hereof or hereafter acquired (the “Floating Charge”) to the Lender as security for monies borrowed by the Borrower hereunder and (ii) it shall grant an assignment by way of security in favour of Lender of all of (a) its rights in relation to insurances it is obliged to effect in accordance with the terms and conditions of this Loan Agreement provided that such security shall be subject to existing rights of any of the Borrower Existing Creditors, to the extent they old such rights, and (b) any rights in respect of any requisition compensation it might receive in respect of such Equipment of the Borrower (the “Borrower Deed of Assignment”).

LOAN FACILITY TERMS:

Total Loan Facility	Up to US$7,000,000
Date of Expiry of Loan Facility	May 1, 2008 (subject to Clause 2.4 below)
Advance Payment	Last month deposit
Loan Term	36 monthly payments
Transaction Fee	US$ 70,000 and all expenses related to registration of the Security, upon execution of this Loan Agreement.
End of Loan Payment	The higher of: (i) 4.5% of the Loan, (ii) the fair market value of the Equipment at the time of the last repayment of the Loan (as set forth in Section 12 below).

1	DEFINITIONS
In this Loan Agreement, including the recitals set out above, unless otherwise defined:

1.1	“Advance Payment” has the meaning given in Clause 4.1 and is in the amount set forth above in the Loan Facility Terms.
1.2	“Applicable Interest Rate” has the meaning given in Clause 5.1.

1.3	“Assignee” has the meaning given in Clause 13.5.
1.4

“Borrower” means each of Negevtech Ltd. and Negevtech Inc, jointly and severally, for all matters under this Loan Agreement and the Security Documents, without references as to which of the said entities issued any drawdown notice

1.5	“Borrower Existing Creditors” the existing secured creditor of the Borrower, as listed in Schedule D.
1.6	“Borrower Existing Charges” the existing charges registered in the name of the Borrower in favor of the Borrower Existing Creditors, as listed in Schedule D.

1.7	“Business Day” means any day on which banks are generally open for business in both London and Tel Aviv.
1.8	“Charged Assets” means the assets, whether tangible or intangible, of the Borrower that are subject to either of the Charges.
1.9	“Charges” means, collectively, the Fixed Charge and the Floating Charge.
1.10	“Companies Registrar” means the Israeli Registrar of Companies.
1.11	“Contractual Currency” has the meaning given to it in Clause 4.3.
1.12	“Date of Expiry of the Loan Facility” means the date set forth above in the Loan Facility Terms.
1.13	“Drawdown Date” means, unless otherwise provided herein, the date on which the Loan is actually advanced to the Borrower by the Lender.
1.14	“Drawdown Notice” means a drawdown notice served in accordance with Clause 2.2 in the form attached hereto as Schedule E.
1.15

“Equipment” as described in Clause 2.7 (including New Equipment, as defined therein) chosen by the Borrower and approved by the Lender as listed in Schedule B and as to be amended or supplemented from time to time with the consent of the Lender. The Equipment is and will be located within the State of Israel and the United States

1.16	“Event of Default” means any of the events or circumstances described in Clause 8.1
1.17	“Fixed Charge” has the meaning set forth in the preamble above.
1.18	“Floating Charge” has the meaning set forth in the preamble above.
1.19	“Intellectual Property” means all intellectual property owned by the Borrower, as such term is defined in the Security Documents, whether registered or unregistered.
1.20	“Interest Period” means in relation to the Loan and any part thereof, a period determined in Clause 5.
1.21	“Lender” has the meaning set forth in the preamble above.
1.22	“Loan” means the loan to be made in accordance with the terms of this Loan Agreement.
1.23	“Loan Facility” means the loan facility granted by this Loan Agreement.
1.24

“Loan Term” means, with respect to the Loan, 36 monthly payments due on the first Business Day of each calendar month or, if such day is not a Business Day, the first Business Day thereafter, commencing on (and including) the Drawdown Date of the Loan.

1.25

“Ordinary Course of Business” means ordinary course of business and to the extent it relates to Intellectual Property, includes any license agreement, any distribution agreement, any OEM or similar agreement, any manufacturing agreement, any joint development agreement, or any joint venture agreement in the context of any of the above, provided, however, that an agreement that constitutes an effective transfer, or includes a potentially effective transfer, of a significant part of the technology of the Borrower will not be regarded as in the Ordinary Course of Business. By way of example, an exclusive, perpetual, worldwide license for a core technology of the Borrower or an OEM agreement according to which a company was given an exclusive right to use a core technology for all potential applications of that technology would not be regarded as in the Ordinary Course of Business. Any escrow agreement entered into as part of a transaction which is in the Ordinary Course of Business will be regarded as part of the Ordinary Course of Business provided that, upon the release of the escrow, the beneficiary of the escrow is entitled to use the technology of the Borrower only as may be necessary to fulfil the Borrower’s undertakings under the main transaction.

1.26	“Residual Assets” means the assets, whether tangible or intangible, of the Borrower that are subject to the Floating Charge.
1.27	“Security” means, collectively, the Charges, granted by the Borrower in favour of the Lender as security for advancement of the Loan by the Lender by way of the Security Documents.
1.28

“Security Documents” means the debentures, the US security agreement, the US IP Security Agreement and the Borrower Deed of Assignment evidencing the Charges, the forms of which are attached as Schedule A.

1.29	“Security Interest” means any mortgage, pledge, lien, hypothecation, assignment by way of security, or other charge or encumbrance over, of or in the relevant property.
1.30

“Security Period” means the period commencing on the first Drawdown Date and ending on the date on which all amounts due and payable by the Borrower under this Loan Agreement and the Security Documents have been repaid.

1.31

“Taxes” means all present and future income, value added and other taxes, levies, imposts, deductions, charges and withholdings in the nature of taxes (other than taxes on the profits of the Lender) whatsoever together with interest thereon and penalties with respect thereto made on or in respect thereof.

1.32	“Total Loan Facility” means the amount set forth above in the Loan Facility Terms.
1.33	“Transaction Fee” has the meaning given in Clause 9.1 and is the amount set forth above in the Loan Facility Terms.

2	LOAN FACILITY

2.1.1	Lender’s Commitment

Subject to Clause 2.5 below, the Lender shall and agrees hereby to make available to the Borrower a loan facility of US$7,000,000 under the terms of this Loan Agreement, which shall be advanced and made available by the Lender to the Borrower (subject to satisfaction of the conditions set forth in Clause 2.5.1) in one instalment, before the Date of Expiry of the Loan Facility. Amounts paid (if any) by Lender to Bank Leumi as a repayment of the Borrower’s debt to Bank Leumi, pursuant to the side letter attached hereto as Schedule G (the “Side Letter”), shall be offset from the total loan facility of $7,000,000. The Drawdown Notice shall constitute a separate and independent obligation of the Borrower incorporating the terms of this Loan Agreement.

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2.1.2	The Lender shall not be under any commitment to advance the Loan or any part thereof unless the Drawdown Notice complies with Clause 2.2 below.
2.1.3

In addition, The Lender shall not be under any commitment to advance the Loan after the Date of Expiry of the Loan Facility or upon the earlier termination of the Loan Facility in accordance with Clause 2.4 below.

2.1A

In the event that Lender is required to pay Bank Leumi any amounts pursuant to the Side Letter, then such amounts shall be deemed a Loan for all purposes of this Agreement, unless Lender determines otherwise. Any such amount paid to Bank Leumi by the Lender pursuant to the Side Letter will be immediately repaid by Borrower to Lender.

2.2	Date of Advance of the Loan

2.2.1

The Borrower shall formally request the advance of the Loan by delivering a completed Drawdown Notice to the Lender. The Drawdown Notice shall be delivered to the Lender not later than 11.00am (Israel time) ten (10) business days before the Drawdown Date.

2.2.3

The Drawdown Notice shall indicate the currency in which the Loan is requested, to be either US$ or Euros. In the event that the Loan is requested in Euros, the Euro value of the Loan amount, denominated in US$ hereunder, shall be calculated in accordance with the rate of exchange of the US Dollar towards the Euro last published by HSBC Bank in London prior to the receipt by the Lender of an executed Drawdown Notice for the Loan.

2.2.4	The Loan will be withdrawn by Borrower and shall be extended by the Lender at April 25, 2008, subject to the fulfillment of all conditions precedent set forth in Section 2.5 below.

2.3	Method of Disbursement

The payment by the Lender to the account specified in each Drawdown Notice shall constitute the making of the Loan and the Borrower shall thereupon become indebted, as principal and direct obligor, to the Lender in an amount equal to the Loan.

2.4	Termination or Modification of funding commitment

The Lender’s commitment to advance the Loan until and including the Date of Expiry of the Loan Facility is limited in aggregate to the amount of the Total Loan Facility; provided, however, that the Lender, acting in its sole discretion, may terminate or modify its funding commitment at any time if:

2.4.1

there is any material adverse change in the general affairs, business, management, results of operations, condition (financial or otherwise) or prospects of the Borrower, whether or not arising from transactions in the Ordinary Course of Business;

2.4.2	there is any accelerated depreciation in the value of the Equipment or the Charged Assets;
2.4.3	there is any material adverse deviation by the Borrower from its business plan (as it may have been supplemented in writing) presented to the Lender, since the date of this Loan Agreement;
2.4.4	on either the date of the relevant Drawdown Notice or at the relevant Drawdown Date:
	(i)	an Event of Default has occurred and is continuing or would result from the borrowing to be made; or
(ii)

the Borrower’s representations and warranties in Clause 6 or those which are set out in any Security Document would not be true in any material respect if repeated on each of those dates with reference to the circumstances then existing.

2.5	Conditions Precedent requirements relative to the advance of the Loan
	2.5.1	The Lender’s obligation to provide the Loan is subject to the prior satisfaction by the Borrower of the following conditions:
(i)

the provision of a copy of the resolutions of the Borrower’s boards of directors and, to the extent required, shareholders, authorizing the transactions contemplated by this Loan Agreement and the execution of this Loan Agreement and associated documents, including but not limited to, the Security Documents;

	(ii)	all necessary consents of shareholders and other third parties with respect to the entering into this Loan Agreement and the execution of associated documents have been obtained;
	(iii)	the parties having executed the Security Documents; and
(iv)

submission of the Security Documents to the Companies Registrar and registration of the Security therein, subject to compliance with all applicable laws in respect of such registration within the time frame provided for under Israeli law. It is hereby agreed that the Borrower shall bear all expenses related to such registration. The Borrower undertakes not to in any manner dispose of the Equipment or its rights in it until the Security relating thereto has been released by way of written notice signed by the Lender to the Companies Registrar.

(v)

The Borrower undertakes not to in any manner outside the Ordinary Course of Business dispose of the Residual Assets (except with respect to the Equipment which shall be subject to sub-clause 2.5.1(iv)), or any of its rights therein until the earlier of (i) full repayment of the Loan and all outstanding amounts in accordance to the Agreement and the Security Documents, (ii) the Securities relating thereto has been released by way of written notice signed by the Lender to the Companies Registrar;

(vi)

submission and registration of Security Documents with regard to the Borrower’s United States and Israeli patents, trademarks, copyrights and applications for patents, trademarks and copyrights in a form to be agreed between the parties that maintains the principles of the Security Documents, to the Israeli Patent Office and United States Patent and Trademark Office and the United States Copyright Office and registration of the Security therein. It is hereby agreed that the Borrower shall bear all expenses related to such registration.

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(vii)

If the Lender so requires submission and registration of the Security Documents in any other country that the Borrower has filed a patent or a trademark application except for Israel and the United States of America. It is hereby agreed that the Borrower shall bear all expenses related to such registration.

	(viii)	there has been no accelerated depreciation in value of the Equipment or the Charged Assets;
(ix)

execution of an additional Equipment Charge and the due registration with the Companies Registrar of the same to provide for security over the Equipment listed in the schedule attached to the additional Equipment Charge;

(x)

delivery by the Borrower to the Lender of such documentation in a form and substance satisfactory to the Lender as the Lender may reasonably request with respect to invoices, purchase orders and the like relating to the Equipment or to future Equipment purchases to be subject to this Loan Agreement; and

	(xi)	the Lender has received the legal opinion of [●], the Borrower’s Counsel, in form and substance satisfactory to the Lender.
	(xii)	the Borrower has received the approval of the Chief Scientist of the Ministry of Trade, Industry and Labor to create and submit the Charges for registration.
	(xiii)	The Borrower has received the prior written approval, in the form set forth in Schedule D, of all Borrower Existing Creditors to create and submit the Charges for registration.
	(xiv)	the Borrower has received the approval of the Investments Center of the Ministry of Trade Industry and Labor for the grant of Warrant to the Lender.

2.6	Waiver Possibility

If the Lender advances all or any part of the Loan to the Borrower prior to the satisfaction of all or any of the conditions referred to in Clause 2.5 (which the Lender has no obligation to do) the Borrower shall satisfy or procure the satisfaction of such condition or conditions which have not been satisfied within fourteen (14) Business Days of the relevant Drawdown Date (or within such longer period as the Lender may agree or specify, provided, that the Lender at its discretion may waive the satisfaction of any condition.

2.7	Equipment

The existing Equipment of the Borrower as listed in Schedule B (as may be amended from time to time to include fixed assets) with the consent of the Lender) shall form part of the Security and be included in the Fixed Charge. Future purchases of fixed assets purchased until (and including) the last day of the Security Period (“New Equipment”) (subject to the Lender’s approval) shall in addition be made subject to the provisions of this Loan

Agreement, form part of the Security and be charged by way of either listing such New Equipment to the relevant schedule in the Fixed Charge, to be amended accordingly, or, at the Lender’s election, as a separate supplemental Fixed Charge (which, in each case, shall be part of the Security Documents hereunder), and, in either case submitted to and registered with the Companies Registrar, on one or more occasions at such time(s) as the Lender may request, at the Lender’s discretion (at the Lender’s request, Schedule B hereto shall be replaced or supplemented from time to time to reflect any addition of such New Equipment as aforesaid); it being agreed that, at any time until the end of the Security Period, the Borrower shall be obliged to register any additional Fixed Charge in favor of the Lender only at such time as the aggregate value of the New Equipment exceeds US$ 50,000, provided that in any event the Borrower shall register a Fixed Charge on any New Equipment in favor of the Lender within seven (7) days following the last Business Day of each calendar year during the Security Period, regardless of the value of such New Equipment. For the avoidance of doubt, in addition, the Equipment is subject to the Floating Charge and any New Equipment shall become subject to the Floating Charge as soon as an interest therein is acquired by Borrower (without any further action being required to effect the same).

2.8	Intellectual Property

The registered Intellectual Property of the Borrower as of the date hereof is listed in Schedule C (as may be amended from time to time with the consent of the Lender) and is covered by the Fixed Charge.

Future Intellectual Property of the Borrower shall, in addition, be made subject to the provisions of this Loan Agreement and form part of the Security and be charged by way of either listing such new Intellectual Property on the relevant schedule in the Fixed Charge, to be amended accordingly, or, at the Lender’s election, as a separate supplemental Fixed Charge (and, at the Lender’s request, Schedule C hereto shall be replaced or supplemented from time to time to reflect any addition of such new Intellectual Property as aforesaid) and, in either case, submitted to and registered with the Companies Registrar, and with respect to applications for registration of Intellectual Property submitted by the Borrower to the Israeli Patent Office the United States Patent and Trademark Office or to the United States Copyright Office until (and including) the last day of the Security Period (“New Registered Intellectual Property”) shall, in addition, be submitted to and registered with the Israeli Patent Office or the United States Patent and Trademark Office, as applicable; it being agreed that, at any time until the end of the Security Period, the Borrower shall be obliged to create and register any such additional Fixed Charge in favor of the Lender, as follows-

(i) with respect to New Registered Intellectual Property, within fifteen (15) Business Days from registration of such New Registered Intellectual Property, and if such registration is not possible under the rules governing such New Registered Intellectual Property, then, no later than fifteen (15) Business Days from the date on which the charge of such New Registered Intellectual Property becomes registrable;

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(ii) with respect to other new unregistered Intellectual Property, if any, at the request of the Lender and in any event within fifteen (15) days following the last Business Day of each calendar year; and

(iii) with respect to any future applications for registration of Intellectual Property submitted by the Borrower in countries other than Israel and the United States, the Borrower shall be obliged to notify the Lender within fifteen (15) Business Days of the day of filing of each such application, and the Borrower will be obliged to create and register an additional Fixed Charge (as aforesaid) in favor of the Lender within fifteen (15) Business Days from request of the Lender.

For the avoidance of doubt, in addition, the Intellectual Property of the Borrower is subject to the Floating Charge and any New Intellectual Property of the Borrower shall become subject to the Floating Charge as soon as an interest therein is acquired by Borrower (without any further action being required to effect the same).

3	TERM

3.1

This Loan Agreement is effective upon execution by the Lender and shall continue until the later of (i) Date of Expiry of the Loan Facility and (ii) the date upon which the Borrower shall have performed all its obligations hereunder.

3.2

If the conditions set out in Clause 2.5 have not been satisfied within forty-five (45) days of the execution of this Loan Agreement, the Lender shall in its sole discretion have the option to either terminate the Loan Agreement or extend the period in which such conditions must be satisfied.

4	REPAYMENT AND PREPAYMENT

4.1	Advance Payment

On delivery of the Drawdown Notice, the Borrower shall pay to the Lender (by way of deduction by Lender from the amount of the Loan actually advanced to the Borrower) the Advance Payment specified above in the Loan Facility Terms which shall be held by the Lender and applied in or towards payment of the last repayment of the Loan.

4.2	Repayments

The Borrower shall repay the Loan (principal and interest accrued thereon as provided in Section 5.1 below) by way of thirty six (36) equal monthly payments, each such payment in an amount equal to (including the interest under Section 5.1 below): (A) in the event that the Loan was provided in US$ - 3.33%, or (B) in the event that the Loan was provided in Euros - 3.29%, of the amount of the Loan, to be paid to the Lender by way of standing order (“Hora’at Keva”) on the first Business Day of each calendar month or, if such day is not a Business Day, the first Business Day thereafter, commencing on (and including) the Drawdown Date.

For the avoidance of doubt, it is hereby clarified that each of Negevtech Ltd. and

Negevtech Inc., jointly and severally, shall be liable for the repayment of the Loan as detailed above, notwithstanding which of said entities issued the Drawdown Notice or actually received the funds with respect to the Loan. Without derogating from the above and notwithstanding anything to the contrary herein, it is hereby agreed that the entity which shall actually make any and all repayments of the Loan (principal and interest accrued thereon, and including in the case of prepayment) shall be Negevtech Ltd. only, unless otherwise agreed in writing in advance by the Lender.

It is hereby clarified that in the event that any inconsistency exists between the repayment terms under this Clause 4.2 and the repayment terms set forth in Clause 5.1, the repayment terms in Clause 4.2 shall supersede and Clause 5.1 shall be deemed amended as to be consistent with Clause 4.2.

4.3	Currency of Payments

Repayment of the Loan and payment of all other amounts owed to the Lender will be paid in the currency in which the Loan has been provided (the “Contractual Currency”). The Borrower shall bear the cost in the event of and in respect of any conversion of a currency to the Contractual Currency.

4.4	Prepayment
The Borrower shall be entitled to prepay the Loan, either in whole or in part, subject to the following conditions:
4.4.1

The Borrower shall submit to the Lender an irrevocable written request to prepay the Loan, at least 14 Business Days in advance, indicating the amount to be prepaid and the date of prepayment, provided that such prepayment shall be made on the last day of a calendar month.

4.4.2

The prepayment sum shall equal to the aggregate sum of all such monthly payments that are being prepaid (as set forth in Clause 4.2 above), which would have been paid throughout the remainder of the Loan Term (such amounts to include any interest accrued thereon based on the Applicable Interest Rate), discounted at the rate of 3% percent per annum to reflect early receipt.

5	INTEREST

5.1

Interest on the drawn down Loan amount shall accrue from day to day at a rate of: (A) in the event that the Loan was provided in US$ 13% per annum or (B) in the event that the Loan was provided in Euros 12% per annum (and be compounded in each case on a monthly basis) (the “Applicable Interest Rate”), as reflected by thirty-six (36) equal monthly payments, each in an amount equal to (A) in the event that the Loan was provided in US$ 3.33% or (B) in the event that the Loan was provided in Euros 3.29% in each case of the amount of the Loan, as set forth in Clause 4.2 hereto, from the Drawdown Date until the repayment in full of the Loan, with payment of the interest being made to the Lender after any tax deduction at source including without limitation any withholding tax if required under applicable law (but subject however to any special arrangement between the relevant Israeli tax authorities and the Lender). Interest on the Loan and each part thereof shall be calculated and paid in the Contractual Currency.

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5.2

Time of payment of any sum due from the Borrower is of the essence under this Loan Agreement. Any late payment by the Borrower of any sum due to the Lender under this agreement shall bear an interest of 5% per annum in excess of the Applicable Interest Rate from the original due date until actual payment.

5.3

Unless otherwise instructed in writing by the Lender immediately upon each due date for effecting any interest payment under or pursuant to this Loan Agreement and the Security Documents to which the Borrower is or is to be party, or upon actually paying any interest in advance of the due date for any reason, the Borrower shall report such payment to the relevant Israeli tax authorities on behalf of the Lender, pay in full the value added tax liability arising in accordance with Section 6D of the Israeli Value Added Tax Regulations 5736-1976 and the Israeli Value Added Tax Law 5735-1975 and shall provide the Lender with documentation evidencing such payment, provided, however, that commencing upon Lender’s request and continuing afterward until otherwise notified by Lender, Borrower shall pay in full any applicable value added tax directly to Lender (or such agent of the Lender as the Lender may direct) against delivery of an invoice.

6	REPRESENTATIONS AND WARRANTIES

6.1	The Borrower warrants and represents the following as at the date hereof:
6.1.1

Negevtech Ltd. is a limited company duly organised and validly existing under the laws of Israel; and Negevtech Inc. is a limited corporation, duly organised and validly existing, under the laws of the State of Delaware.

6.1.2

the Borrower has the corporate capacity, and has taken all corporate action and obtained or will obtain ten (10) business days before the Drawdown Date, all consents, including third party consents, necessary for it:

	(i)	to execute this Loan Agreement and the Security Documents to which the Borrower is or is to be party;
	(ii)	to borrow under this Loan Agreement and to make all the payments contemplated by, and to comply with all its other obligations under this Loan Agreement and the Security Documents;
(iii)

to grant the Lender first priority on the Fixed Charge over its Equipment, second priority on the Fixed Charge over its intellectual property and second priority on the Floating Charge over its assets under the Security Documents; and

	(iv)	to amend the current registry of charges of the Borrower reflecting the correct order of seniority.

6.1.3	this Loan Agreement and the Security Documents to which the Borrower is or is to be party, do now or, as the case may be, will, upon execution and delivery (and, where applicable, upon registration as provided for in this Loan Agreement and the Security Document):
	(i)	constitute the Borrower’s legal, valid and binding obligations enforceable against the Borrower in accordance with their respective terms subject to any applicable law; and
	(ii)	create legal, valid and binding Security Interests enforceable in accordance with their respective terms subject to any applicable law.
6.1.4

the execution and (where applicable) registration by the Borrower of this Loan Agreement and each Security Document to which it is or is to be party, and the borrowing by the Borrower of the Loan and its compliance with this Loan Agreement and each Security Document to which it is or is to be party will not involve or lead to a contravention of:

	(i)	any applicable law or other legal requirement; or
	(ii)	the constitutional documents of the Borrower; or
	(iii)	any contractual or other obligation or restriction which is binding on the Borrower or any of the Charged Assets;
6.1.5

all consents, licences, approvals and authorisations required by the Borrower in connection with the entry into, performance, validity and enforceability of this Loan Agreement and the Security Documents to which it is or is to be party have been or (upon execution thereof) shall have been obtained by the Drawdown Date and are (or upon execution thereof shall be) in full force and effect during the life of this Loan Agreement;

6.1.6

all financial and other information furnished by or on behalf of the Borrower in connection with the negotiation of this Loan Agreement and the Security Documents delivered to the Lender pursuant to this Loan Agreement or the Security Documents was true and accurate when given and there are no other facts or matters the omission of which would have made any statement or information contained therein misleading in any material respect;

6.1.7

all payments made or to be made by the Borrower under or pursuant to this Loan Agreement and the Security Documents to which the Borrower is or is to be party shall be made following deduction or withholding for, or on account of, any taxes for which withholding is required pursuant to applicable law and/or tax ruling of the applicable tax authorities.

6.1.8

except as set forth in Schedule F attached hereto, there is no action, proceeding or claim pending or, so far as the Borrower is aware or ought reasonably to be aware, threatened against the Borrower or any of its subsidiaries before any court or administrative agency which might have a material adverse affect on the business, condition of operations of the Borrower or any of its subsidiaries;

6.1.9

the Borrower owns with good and marketable title all the Charged Assets, free from all Security Interests and other interests and rights of every kind except for those permitted by the Security Documents, and all the Charged Assets are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such Charged Assets is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost; and

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6.1.10

the Borrower’s representation and warranties set out in this Clause 6 shall survive the execution of this Loan Agreement and shall be deemed to be repeated at the commencement of the Interest Period and Drawdown Date with respect to the facts and circumstances then existing, as if made at each such time.

7	LIST OF COMMITMENTS

7.1	The Borrower undertakes towards the Lender to comply with the following provisions of this Clause 7 at all times during the Security Period, except as the Lender may otherwise permit:
7.1.1	the Borrower will obtain, effect and keep effective all permissions, licences and permits which may from time to time be required in connection with the Charged Assets;
7.1.2

the Borrower will own only for its own account the Equipment and will keep the Equipment free from any and all senior, pari passu, junior or subordinated Security Interests and other interests and rights of every kind, except for those created and/or permitted by the Security Documents;

7.1.3

the Borrower will keep all Residual Assets free from any and all senior, pari passu, junior or subordinated Security Interests and other interests and rights of every kind, except for those created and/or permitted by the Security Documents;

7.1.4

the Borrower will not sell, assign, transfer or otherwise dispose of the Equipment or any share therein and shall give immediate notice to the Lender of any judicial process or encumbrance affecting the Equipment;

7.1.4A

Other than in the ordinary course of business (except with respect to the Equipment which shall be subject to Clause 7.1.4), the Borrower will not sell, assign, transfer or otherwise dispose of any of the Residual Assets and shall give immediate notice to the Lender of any judicial process or encumbrance affecting the Residual Assets;

7.1.5	the Borrower will provide to the Lender such information as the Lender may reasonably request concerning the Borrower and its affairs (including concerning the Charged Assets);
7.1.6

the Borrower will provide the Lender with its monthly management accounts, certified by the Borrower’s managing director or finance director as fairly presenting the data reflected, within thirty (30) days of the end of each month (to include notification of the commencement of litigation by or against the Borrower) and, following an initial public offering or listing on a recognised stock exchange, provide copies of any announcement which is proposed to be made public by the Borrower concerning dividends, annual or interim financial positions and affairs of the Borrower, and copies of any other documents required to be filed with applicable statutory or regulatory authorities or agencies in relation to the activities of the Borrower;

7.1.7

the Borrower will provide the Lender with its annual audited consolidated financial statements on the same date as delivered to any of the holders of Preferred Stock of the Borrower but in any event within ninety (90)

days of the end of accounting period of the Borrower, in each case including statement of operations, balance sheet, statement of cash flows and shareholders’ equity, certified by a firm of chartered accountants of recognised national standing;

7.1.8	the Borrower will provide the Lender with copies of all notices, minutes, consents and other material that it provides to its directors at the same time they are delivered to the directors;
7.1.9

the Borrower will grant the Lender the right to have a representative to meet with the Borrower’s managing director and finance director once each quarter throughout the Security Period to review and discuss the operating performance and financial condition of the Borrower. In addition, upon the occurrence of an Event of Default, the Lender shall be entitled to have a representative to attend all meetings of the Borrower’s boards of directors in a non-voting observer capacity. The Borrower will give notice of all board meetings to the Lender at the same time as to its directors.

7.1.10	the Borrower will maintain in force and promptly obtain or renew, and will promptly send certified copies to the Lender of, all consents required:
(i) for the Borrower to perform its obligations under this Loan Agreement and each Security Document;
(ii) for the validity or enforceability of this Loan Agreement and any Security Document; and
(iii) for the Borrower to continue to own the Charged Assets, and the Borrower will comply with the terms of all such consents; and
7.1.11	the Borrower will notify the Lender as soon as it becomes aware of:
(i) the occurrence of an Event of Default; or
(ii)

any matter which indicates that an Event of Default has occurred, may have occurred or is likely to occur in the foreseeable future, and will thereafter keep the Lender fully up to date with all developments.

7.1.12

The Borrower shall affix, or allow the Lender to affix, to the Equipment (as listed in Schedule B attached hereto and as to be amended from time to time with the consent of the Lender) permanent indications of Lender’s interest in the Equipment, and shall not remove or hide them and shall comply with Lender’s request in assisting Lender with all perfection requirements under the laws of the State of Israel and pursuant to and in accordance with the provisions of the Security Documents;

7.1.13	The Borrower shall not enter into any other financing arrangement, except for equity investments, without the prior written approval of the Lender.
7.1.14

The Borrower shall notify the Lender in writing immediately after it has been notified on the release of any of the Charged Assets that are subject to the Borrower Existing Charges, if and when released from the Borrower Existing Charges

7.1.15

The covenants or obligations of Negevtech Ltd. to provide information and documents under this Clause 7 shall apply also to such information and documents of any if its subsidiaries, to the extent required to protect the Security Interest or any other rights of the Lender.

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7.1.16	Borrower will repay all amounts owed to Bank Leumi from proceeds of Loan, immediately after the Drawdown Date

8	EVENTS OF DEFAULT

8.1	An Event of Default occurs if:
8.1.1

the preconditions set out in Clause 2.5 are not satisfactorily accomplished within forty five (45) days of signature of this Loan Agreement unless the period for satisfactory accomplishment is extended pursuant to and in accordance with Clause 3.2; or

8.1.2

the Borrower fails to pay when due and payable or (if so payable) on demand any sum payable under this Loan Agreement or the Security Documents or under any document relating to the Security Documents provided however that such failure to pay shall not constitute an Event of Default if such failure has been rectified within five (5) Business Days after the Lender has advised the Borrower of such non-payment; or

8.1.3	any other breach by the Borrower occurs of any provision of this Loan Agreement or the Security Documents (other than a breach covered by this Clause 8.1) unless:
(i)

the Lender notifies the Borrower in writing that it is satisfied that the breach has not put any of the Security for the Loan immediately at risk and that it considers that the breach is capable of remedy; and

(ii)

within ten (10) Business Days after the Lender serves on the Borrower a notice of default under this Loan Agreement, or such longer period as the Lender may specify in such notice, the Borrower remedies the breach to the satisfaction of the Lender; or

8.1.4

any representation, warranty or statement made by, or by an officer of, the Borrower in this Loan Agreement or the Security Documents or in a Drawdown Notice or any other notice or document relating to this Loan Agreement or any other Security Document is untrue or misleading in any material respect when it is made in a manner that adversely affect the Charged Assets; or

8.1.5

financial indebtedness of the Borrower in an amount of at least US$250,000 is not paid when due as a consequence of a default with respect thereto or any Security Interest over any assets of the Borrower is lawfully enforced; or

8.1.6

any order shall be made by any competent court or any resolution shall be passed by the Borrower for the appointment of a liquidator, administrator or receiver of, or for the winding up of, the Borrower and, in any such case, such order or resolution is not set aside, cancelled or revoked within thirty (30) Business Days after being made or passed provided that (i) the Borrower has informed the Lender in writing shortly after first notification that it intends to contest such enforcement order and (ii) the Borrower has actively contested such enforcement order within 30 days, in any relevant forums or is contested by the Borrower in good faith in circumstances where the sum of money owed is fully covered by reserves; or

8.1.7	an encumbrancer takes possession of or a receiver is appointed over the whole or, in the opinion of the Lender, any material part of, the assets of the Borrower or a distress, execution or other process is levied or enforced upon or sued out against the whole or a material part of the assets of the Borrower and, in any such case, either such procedure is not terminated within thirty (30) Business Days after commencement provided that (i) the Borrower has informed the Lender in writing shortly after first notification that it intends to contest such enforcement order and (ii) the Borrower has actively contested such enforcement order within 30 days, in any relevant forums, or is contested by the Borrower in good faith in circumstances where the sum of money owed is fully covered by reserves; or is contested by the Borrower in good faith in circumstances where the sum of money owed is fully covered by reserves; or

8.1.8

the Borrower shall stop payment or shall be unable to, or shall admit inability to, pay its debts as they fall due, or shall be adjudicated or found bankrupt or insolvent, or shall enter into any composition or other arrangement with its creditors generally; or

8.1.9	any event shall occur which under the law of any jurisdiction to which the Borrower is subject has an effect equivalent or similar to any of the events referred to in Clause 8.1.6, 8.1.7 or 8.1.8; or
8.1.10	the Borrower ceases or suspends carrying on its business or a material part of its business; or
8.1.11

it becomes unlawful or impossible (i) for the Borrower to discharge any liability under this Loan Agreement or to comply with any other material obligation under this Loan Agreement or the Security Documents, or (ii) for the Lender to exercise or enforce any right under, or to enforce any Security Interest created by, this Loan Agreement or the Security Documents; or

8.1.12

any material provision of this Loan Agreement or the Security Documents proves to have been or becomes invalid or unenforceable, or a Security Interest created by the Security Documents proves to have been or becomes invalid or unenforceable or such a Security Interest proves to have ranked after, or loses its priority under this Loan Agreement and \or the Security Documents (to the extent such priority applies under the Loan agreement and \or the Security Documents) to, another Security Interest or any other third party claim or interest, provided however that if the Borrower proposes replacement security which the Lender accepts, and such replacement security is constituted in a manner acceptable to the Lender within such period of time as the Lender may require, such event shall cease to constitute an Event of Default; or

8.1.13

the security constituted by the Security Documents is in any way materially imperilled or in jeopardy (including by way of decrease in market value below a normal depreciation, but excluding depreciation made in accordance with US GAAP) provided however that if the Borrower proposes replacement security which the Lender accepts, and such replacement security is constituted in a manner acceptable to the Lender within such period of time as the Lender may require, such event shall cease to constitute an Event of Default; or

8.1.14

any other event (whether related or not) occurs (including, without limitation, a material adverse change, from the position applicable as at the date of this Loan Agreement) in the business affairs or condition (financial or otherwise) of the Borrower), the effect of which isto materially imperil, delay or prevent the due fulfilment by the Borrower of any of its obligations or undertakings in this Loan Agreement or the Security Documents; or

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8.1.15

any event of default (howsoever described) specified in any loan agreement signed between the Borrower and the Borrower Existing Creditors, or in any security document underlying the Borrower Existing Charges shall occur.

8.2	Lender’s Rights
On or at any time following the occurrence of any Event of Default the Lender may:
8.2.1

serve on the Borrower a notice stating that all obligations of the Lender to the Borrower under this Loan Agreement including (without limitation) the obligation to advance the Loan or any part thereof are terminated; and/or

8.2.2	serve on the Borrower a notice stating that the Loan, all accrued interest and all other amounts accrued or owing under this Loan Agreement are immediately due and payable; and/or
8.2.3

take any other action which, as a result of the Event of Default or any notice served under Clauses 8.2.1 or 8.2.2 above, the Lender is entitled to take under the Security Documents or any applicable law.

8.3	End of Lender’s Obligations

Upon cancellation of this Agreement by Lender due to an event under Clause 8.2.1, and, unless expressly waived by the Lender at its sole discretion, Clauses 8.2.2 or 8.2.3, all the obligations of the Lender to the Borrower under this Loan Agreement shall terminate.

8.4	Acceleration

On the service of a notice under Clause 8.2.2, the Loan, all accrued interest and all other amounts accrued or owing from the Borrower under this Loan Agreement and the Security Documents shall become immediately due and payable.

8.5	Waiver of Event of Default

The Lender, at its sole and absolute discretion, may waive any Event of Default hereunder, prior to or after the event or events giving rise thereto, provided that such waiver may be effected only by written notice provided by the Lender to the Borrower to that effect (and subject further to Clause 13.3 below); it being understood and acknowledged, that if and so long as no notice of waiver of an Event of Default was so provided, such Event of Default shall be deemed as having occurred and in effect for all purposes hereunder.

8.6	Change of Control

If there is a Change of Control (as defined below) in the Borrower, unless the Lender agrees otherwise by written notice to the Borrower, immediately and simultaneously with the closing of the transaction that constitutes a Change of Control (i) the Borrower shall prepay the outstanding Loan in accordance with Clause 4.4 above; and (ii) all other amounts accrued or owing under this Loan Agreement and the Security Documents shall become due and payable.

for purposes of this Clause 8.6, a “Change of Control” shall mean any of the following events (whether in one or in a series of related transactions): merger, consolidation, or reorganization of the Borrower with or into, or the sale of all or substantially all the assets of the Borrower, or the sale of securities of the Borrower (whether by the Borrower or by shareholders of the Borrower) provided that following any of such events the shareholders of the Borrower prior to such event do not hold following such event more than 50% of the outstanding shares and the voting power of the surviving corporation, or the exclusive license of all or a material portion of the Borrower’s Intellectual Property, to, any other entity or person, other than a wholly-owned subsidiary of the Borrower. It is hereby agreed that the acquisition of the Borrower by, or a merger of the Borrower (or a subsidiary thereof) into, Israel Growth Partners Acquisition Corp or a subsidiary thereof shall not constitute a Change of Control.

9	FEES, EXPENSES AND TAXES

9.1	Transaction Fee
The Parties hereby agree and acknowledge that the following transaction fee shall be paid by the Borrower to the Lender upon the execution of this Loan Agreement:
(i) a one-time transaction fee in an amount of US$ 70,000; and
(ii) all expenses related to registration of the Security.

9.2	Documentary Costs
The Borrower shall pay to the Lender on the Lender’s demand, the reasonable legal expenses incurred by the Lender in connection with:
9.2.1

the negotiation and execution of this Loan Agreement, the Security Documents and all ancillary agreements and documents relating thereto and the transactions contemplated hereby, up to an aggregate amount of US$15,000 plus applicable VAT;; and

9.2.2	any amendment or supplement to this Loan Agreement or the Security Documents or any proposal for such an amendment to be made; up to an aggregate reasonable amount to be agreed between the parties and
9.2.3

any consent or waiver by the Lender concerned under or in connection with this Loan Agreement or the Security Documents or any request for such a consent or waiver up to an aggregate reasonable amount to be agreed between the parties; and

9.2.4

any legal step taken by the Lender with a view to the protection, exercise or enforcement of any right or Security Interest created by this Loan Agreement or the Security Documents or for any similar purpose.

9.3	Tax Indemnity

The Borrower shall promptly pay any documentary, stamp or other equivalent tax or duty payable on or by reference to this Loan Agreement or the Security Documents, and shall, on the Lender’s demand, fully indemnify the Lender against any liabilities and expenses resulting from any failure or delay by the Borrower to pay such tax.

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9.4	Recovery of Overdue Fees

Without prejudice to any other provisions of this Loan Agreement, the Lender shall be entitled (and the Borrower hereby irrevocably authorises the Lender), at any time and from time to time, to apply any credit balance to which the Borrower is then entitled on any account with the Lender in satisfaction of the sum or sums from time to time owing by the Borrower to the Lender under and/or pursuant to this Clause 9. The Lender shall give notice to the Borrower of any such application promptly thereafter.

9.5	Liability for Taxes
9.5.1

All payments by the Borrower hereunder shall be made without any deduction and free and clear of and without any deduction for or on account of any Taxes, except to the extent that the Borrower is required by law to make payment subject to any deduction or withholding of any Taxes.

9.5.2	If, at any time, the Borrower becomes aware that any deduction or withholding is or will be required, it shall promptly notify the Lender and supply details of such requirements.

10	INDEMNITIES

10.1	Indemnity for Non-Scheduled Payments

Without derogating from Clause 9 above, the Borrower shall indemnify the Lender fully on its demand in respect of all expenses, liabilities and losses which are suffered or incurred by the Lender, as a result of or in connection with:

10.1.1	the Loan not being borrowed on the date specified in the Drawdown Notice for any reason other than a default by the Lender;
10.1.2	any failure (for whatever reason) by the Borrower to make payment of any amount due by Borrower under this Loan Agreement or the Security Documents on the due date or, if so payable, on demand; or
10.1.3

the occurrence and/or continuance of an Event of Default and/or the acceleration of repayment of the Loan under Clause 8.4, and in respect of any taxes under Section 9.3 above for which the Lender is liable or held liable in connection with any amount paid or payable to the Lender (whether for its own account or otherwise) under this Agreement or the Security Documents.

10.2	Third Party Claims Indemnity

The Borrower shall indemnify the Lender fully on its demand in respect of claims, demands, proceedings, liabilities, taxes, losses and expenses of every kind, including without limitation attorney’s fees (“liability items”) which may be made or brought against, or incurred by, the Lender, in any country, in relation to:

10.2.1

any action lawfully taken, or omitted or neglected to be taken, under or in connection with this Loan Agreement or the Security Documents by the Lender or by any receiver appointed under the Security Documents after the occurrence of any Event of Default; and

10.2.2

any breach or inaccuracy of any of the representations and/or warranties contained in Clause 6 hereof or in the Security Documents or any breach of any covenant, commitment or agreement by the Borrower contained in Clause

7 hereof or elsewhere in this Loan Agreement or in the Security Documents
10.2.3	any amounts that Lender is required to pay to Bank Leumi pursuant to the Side Letter.

10.3	Currency Loss Indemnity

10.3.1

If any sum due from the Borrower to the Lender under this Loan Agreement or any Security Documents or under any order or judgement relating to this Loan Agreement or any Security Documents has to be converted from the Contractual Currency into another currency (the “Payment Currency”) for the purpose of:

(i) making or lodging any claim or proof against the Borrower, whether in its liquidation, any arrangement involving it or otherwise;
(ii) obtaining an order or judgement from any court or other tribunal; or
(iii) enforcing any such order or judgement,

the Borrower shall indemnify the Lender against the loss arising when the amount of the payment actually received by the Lender is converted at the available rate of exchange into the Contractual Currency.

10.3.2

In this context, the “available rate of exchange” means the rate at which the Lender is able at the opening of business (London time) on the business day after it receives the sum concerned to purchase the Contractual Currency with the Payment Currency.

10.3.3

This Clause 10.3 creates a separate liability of the Borrower which is distinct from its other liabilities under this Loan Agreement and Security Documents and which shall not be merged in any judgement or order relating to those other liabilities.

11.	RISK AND INSURANCE

11.1

All risk of loss, theft and damage of and to the Charged Assets from any cause whatsoever shall pass to the Borrower on delivery of the Charged Assets, and no such event shall relieve the Borrower of any obligation under a Drawdown Notice.

11.2	The Borrower shall from delivery of the Charged Assets:
11.2.1	bear all risk of loss of or damage to the Charged Assets whether insured against or not;
11.2.2

maintain with an insurance company approved by the Lender, in accordance with good and prudent practices of owners of such Charged Assets, fully comprehensive insurance under a standard form of “new for old” all risks policy including terrorism, third party, and business interruption for a 6 month period covering (i) loss of or damage to, the Charged Assets and against such other risks as assets of the same type as the Charged Assets are normally (or when used in the manner or for the purposes for which the Charged Assets are to be used) insured, for an amount equal to the greater of 110% of the total unpaid Loan Facility (whether due or not) and the new replacement value of the Charged Assets; and (ii) all liability whatsoever (including liability of the Lender) to any third party whomsoever including any employee, agent or sub-contractor of the Lender or of the Borrower who may suffer damage to or loss of property or death or personal injury, whether arising directly or indirectly from the Charged Assets or their use;

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11.2.3

procure that the Lender and, if the Lender so requests, any Affiliates of the Lender is an additional insured and that the interest of the Lender is noted under the policy and that the Lender is loss payee;

11.2.4	upon request produce to the Lender the policy and all premium receipts;
11.2.5

promptly notify the Lender of any event which may give rise to a claim under the policy and upon request irrevocably appoint the Lender to be its sole agent to negotiate agree or compromise such claim; [CORE CLAUSE] and

11.2.6	upon request, assign to the Lender the Borrower’s rights under such policy and irrevocably appoint the Lender to institute any necessary proceedings.

12	END OF LOAN PAYMENT

The Borrower shall be required to pay the Lender, at the time of the last payment with respect to the Loan an additional amount equal to the highest of: (a) 4.5% of the Loan amount, and (b) the fair market value of the Equipment (as listed in Appendix A without updates or additions to such equipment) at the time of the last repayment of the Loan (the “End of Loan Payment”). Upon payment of the End of Loan Payment, subject to the terms of this Loan Agreement and the Security Documents (including the making of all payments hereunder and thereunder), the Lender shall take appropriate action to release the Security over the Charged Assets. Failure to pay End of Loan Payment shall constitute a breach of this Loan Agreement.

13	GENERAL

13.1

All agreements, covenants, representations and warranties of the Borrower contained in this Loan Agreement or in the Drawdown Notices or other documents delivered pursuant hereto or in connection herewith shall survive the execution and delivery, and the expiration, cancellation or other termination of this Loan Agreement and/or the Drawdown Notice except of expiration, cancellation or other termination by the Lender which is not due to a breach of this Agreement by the Borrower.

13.2

If the Borrower shall fail to perform any of its obligations under any Drawdown Notice duly and promptly, the Lender may, at its option and at any time, perform the same without waiving any default on the part of the Borrower, or any of the Lender’s rights, provided that the Lender has delivered to the Borrower a 14 (fourteen) day prior notice of its intention to do so and the Borrower did not perform such obligation. The Borrower shall reimburse the Lender, within five (5) Business Days after additional notice thereof is given to the Borrower, for all expenses and liabilities incurred by the Lender in the performance of the Borrower’s obligations.

13.3

The Lender’s failure at any time to require strict performance by the Borrower shall not constitute waiver of, or diminish, the Lender’s right to demand strict compliance with any provision of the Loan. Waiver by the Lender of any default shall not constitute waiver of any other default. No rights or remedies referred to herein shall be exclusive, but shall be cumulative and in addition to any other right or remedy set forth herein or otherwise available to the Lender at law or in equity.

13.4	Reserved

13.5

The Lender shall have the right, in its sole discretion, to assign, sell, pledge, grant a Security Interest in or otherwise encumber its rights under this Loan Agreement and/or the Drawdown Notice to any third party (an “Assignee”), or may be acting as an agent for any Assignee in entering into any Drawdown Notice. The Borrower hereby irrevocably consents to any assignment, sale, pledge, grant of a Security Interest or any other disposal to an Assignee. The Borrower agrees that if it receives notice from the Lender or from any such Assignee that it is to make payments under this Loan Agreement and/or any Drawdown Notice to such Assignee rather than to the Lender, or that any of its other obligations under the relevant Drawdown Notice are to be owed to the named Assignee, the Borrower shall comply with any such notice. Subject to the foregoing, this Loan Agreement and the Drawdown Notice inures to the benefit of, and is binding upon, the successors and assigns of the Lender. For the avoidance of any doubt, the Assignee shall be a reputable party of good standing in the reasonable opinion of the Lender, and in any event not a competitor of the Borrower or a company that is engaged in the same industry as the Borrower

13.6

The Borrower consents to the disclosure of information by the Lender to its Affiliates and to other parties to the Security Documents only on a need to know basis and provided that such parties are subject to confidentiality obligations of the information disclosed to them.

13.7	All notices related hereto shall be delivered or posted:
(i) to the Lender’s address, with a copy to the offices of Sharir, Shiv, Kadouch & Co., Law Offices, 3 Azrieli Center, Tel Aviv, Israel, 67023 for the attention of Emmanuel Kadouch, Adv.; and
(ii) to the Borrower’s address with an additional copy to be delivered or forwarded or provided to Tulchinsky Stern Marciano – Ben Zur – Cohen & Co.
or at such other address as either party may designate in writing to the other party.

13.8	Clause titles are solely for convenience and are not an aid in the interpretation of this Loan Agreement.

13.9

If any provision or remedy herein provided is determined invalid under applicable law, such provision shall be inapplicable and deemed omitted; but the remaining provisions, including remaining default remedies, shall be given effect in accordance with their terms.

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13.10

This Loan Agreement, together with the Security Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof. This Loan Agreement may not be modified except in writing executed by the Lender and the Borrower. No supplier or agent of any party to this Loan Agreement is authorised to bind such party or to waive or modify any term of this Loan Agreement.

13.11	This Loan Agreement may be executed in counterparts, each of which shall be an original, but all such counterparts shall together constitute one and the same instrument.

13.12	Israeli law shall govern this Loan Agreement and the parties accept the exclusive jurisdiction of the courts of Tel-Aviv-Jaffa.

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SCHEDULE A

FORM OF SECURITY DOCUMENTS

DEBENTURE – FIXED CHARGE (IP)

UNLIMITED IN AMOUNT

BETWEEN

NEGEVTECH LTD.
as Company

AND

KREOS CAPITAL II LIMITED
as Creditor

DATED March 30, 2008

DEBENTURE – FIXED CHARGE (IP)

THIS DEBENTURE – FIXED CHARGE (IP) is dated the 30th day of March 2008 between:

1.	NEGEVTECH LTD., a company organized under the laws of the State of Israel, with registered number 51-163426-3 and registered office at 12 Hamada St. Rehovot 76703, Israel (the “Company”); and

2.	Kreos Capital II Limited, a company incorporated in Jersey under registered number 05981165 whose registered office is at 47 Esplanade, St Helier, Jersey (the “Creditor”).

WHEREAS:

(A)	The Creditor has agreed to lend certain sums to the Company pursuant to an agreement between the Company, and the Creditor dated March 30, 2008 (the “Venture Loan Agreement”); and

(B)	In order to secure the full and punctual payment and performance when due of the Secured Liabilities, the Company has agreed to: (i) charge by way of second ranking fixed charge all the Company’s intellectual property specified in Schedule 1 to this Debenture in favour of the Creditor in accordance with the terms hereof; (ii) charge by way of second ranking floating charge all the Company’s assets, in favour of the Creditor in accordance with the terms of the Debenture – Floating Charge (as defined below); and (iii) charge by way of first ranking fixed charge the Company’s equipment in favour of the Creditor in accordance with the terms of the Debenture – Fixed Charge (as defined below).

NOW THEREFORE, the parties agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Debenture, the following terms shall have the following meanings:

Bank leumi Fixed Charge	Means the first rank fixed charge created under that certain debenture fixed charge, by the Company in favour of Bank Leumj Le'Israel, on March 2, 2005.

Bank Leumi Floating Charge	Means the first rank floating charge created, under that certain debenture floating charge, by the Company in favour of Bank Leumi Le Israel, on December 22, 2004.

Charged Assets	Those assets of the Company charged, pledged or assigned by way of charge to the Creditor pursuant to Section 3 (Security).

Debenture	This Debenture - Fixed Charge (IP).

Debenture- Floating Charge	Means the Debenture - Floating Charge signed between the Company and the Creditor on the date hereof, as may be amended from time to time.

Debenture - Fixed Charge	Means the Debenture - Fixed Charge signed between the Company and the Creditor on the date hereof, as may be amended from time to time.

Indemnified Persons	As defined in Section 12.

Insurances	Means:

(a)	all contracts and policies of insurance executed and/or issued from time to time in relation to the Charged Assets, if any;

(b)	all payments to the Company in relation to (a) above, and

(c)	all claims, rights and remedies of the Company arising from (a) and (b) above.

Kreos Fixed Charge (IP)	Means the second ranking fixed charge created under the Debenture - Fixed Charge (IP).

Kreos Floating Charge	Means the second ranking floating charge created under the Debenture - Floating Charge.

Ordinary Course of Business	to the extent it relates to Intellectual Property, includes any license agreement, any sale agreement of products, services or goods, any distribution, resale or agent agreement, any OEM or similar agreement, any manufacturing agreement, any joint development agreement, or any joint venture agreement in the context of any of the above, provided, however, that an agreement that constitutes an effective transfer, or includes a potentially effective transfer, of a significant part of the technology of the Borrower will not be regarded as in the Ordinary Course of Business. By way of example, an exclusive, perpetual, worldwide license for a core technology of the Company or Negevtech's Inc. or an OEM agreement according to which a company was given an exclusive right to use a core technology for all potential applications of that technology would not be regarded as in the Ordinary Course of Business. Any escrow agreement entered into as part of a transaction which is in the Ordinary Course of Business will be regarded as part of the Ordinary Course of Business provided that, upon the release of the escrow, the beneficiary of the escrow is entitled to use the technology of the Borrower only as may be necessary to fulfil the Company's or the Negevtech Inc.'s undertakings under such transaction.

Plenus Group	Means the lenders under the Loan Agreement as of October 11, 2005, namely: Plenus Technologies Ltd, Bank Leumi Le-Israel BM, Golden Gate Bridge Found LP, Plenus II LP and Plenus II (D.S.M.) LP.

Plenus Group Fixed Charge	Means the first rank fixed charge created under that certain debenture fixed charge, by the Company, in favour of the Plenus Group on November 30, 2005.

Plenus Group Floating Charge	Means the first rank floating charge created under that certain debenture floating charge, by the Company, in favour of the Plenus Group on November 11, 2005.

Receiver	A receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official appointed by or on application of the Creditor, pursuant to the terms of this Debenture.

Secured Liabilities	As defined in Section 2.1.

Security Interest	Any mortgage, pledge, lien, hypothecation, assignment by way of security, security interest or other charge or encumbrance over, of or in the relevant property.

Venture Loan Agreement	As defined in the First Recital.

1.2	Words and defined terms denoting the singular number include the plural and vice versa and the use of any gender shall be applicable to all genders.

1.3	The paragraph headings are for the sake of convenience only and shall not affect the interpretation of this Debenture.

1.4	The recitals, schedules, appendices, annexes and exhibits hereto form an integral part of this Debenture.

2.	PURPOSE

2.1	Secured Liabilities

The Security Interests created by this Debenture are created to secure the full and punctual payment and performance of all the Company’s obligations pursuant to the Venture Loan Agreement together with all expenses and other amounts due or to become due from the Company under the terms of this Debenture including, without limitation, reasonable legal fees, the fees and costs of any Receiver and any other costs incurred in realizing the Security Interests granted hereunder (all such amounts, the “Secured Liabilities”).

2.2	Prepayment

Except as expressly set forth in Section 4.4 of the Venture Loan Agreement or any other provisions thereof: (i) the Company shall not be entitled to discharge any amount of the Secured Liabilities prior to the agreed date for payment thereof; and (ii) neither the Company nor any third party having a right liable to be affected by the charges hereby created or the realisation thereof shall have any right under Section 13(b) of the Pledge Law, 5727-1967 or any other statutory provisions in substitution therefor.

3.	SECURITY

3.1	Creation of Fixed Charge

As security for the full and punctual payment or performance when due (whether at stated maturity, acceleration or otherwise) of the Secured Liabilities by the Company, the Company hereby, absolutely and unconditionally charges in favour of the Creditor by way ofsecond ranking fixed charge:

(a)	the specific intellectual property of the Company listed in Schedule 1 hereto; (the “Charged IP”)

(b)	to the extent not included in the foregoing, all present and future rights to compensation, indemnity, insurance proceeds, warranty or guaranty accruing to the Company by reason of the loss of, damage to or expropriation of, or any other event or circumstance with respect to, such Charged IP and all proceeds, products and benefits deriving from such Charged IP (including, without limitation, those received upon any collection, exchange, sale or other disposition of such Charged IP and any property into which such Charged IP are converted, whether cash or non-cash but excluding revenues or income resulting, directly or indirectly from the use of such Charged IP in the ordinary course of business) (Sections 3.1(a) and (b), collectively, the “Charged Assets”).

In addition, to the extent required by applicable law to create and perfect a second ranking fixed charge over the Charged Assets specified in paragraph (b) above, the Company also assigns such Charged Assets to the Creditor by way of second ranking fixed charge. .

In particular, the Company hereby assigns to and in favour of the Creditor by way of second ranking fixed charge (and each of the following shall be deemed to be expressly included in paragraph (b) above):

(i)	all present and future rights, claims and remedies of the Company under and in respect of the Insurances (if any) and any monies paid or payable pursuant thereto whether held in or for the benefit of any trust or other account relative thereto or otherwise;

(ii)	all of the present and future rights, claims and remedies of the Company under and deriving from the Property Tax and Compensation Fund Law, 5721-1961 as in force from or at any relevant time, and under any other applicable law arising in connection with the Charged Assets;

(iii)	all present and future rights to compensation, indemnity, warranty or guaranty accruing to the Company by reason of the loss of, damage to or expropriation of, or any other event or circumstance with respect to, the Charged Assets.

3.2	Second Ranking

The Company specifically acknowledges that all of the Security Interests created by the Company under Section 3 (Security) of this Debenture shall rank in priority to any other Security Interests created by the Company over the Charged Assets, other than Plenus Group Fixed Charge and Bank leumi Fixed Charge..

4.	PRESERVATION OF SECURITY

4.1	Continuing Security

The Company declares and agrees that:

(a)	the Security Interests created by this Debenture shall remain in force as continuing security for the payment and discharge of the Secured Liabilities and shall remain in force notwithstanding any other act, event or matter whatsoever, and, subject to Section 4.4, shall be released and discharged only upon the execution by the Creditor of a written release of the Security Interests created by this Debenture;

(b)	the Security Interests created and the powers conferred by this Debenture are in addition to, and are not in any way prejudiced or affected by, any other agreement between the Company and the Creditor; and

(c)	the Creditor will not be bound to enforce any other Security Interests before enforcing the Security Interests created by this Debenture.

4.2	Nature of Security Interests

All Security Interests that have been or may be created in favour of the Creditor for payment and performance of the Secured Liabilities shall be independent of one another.

For the avoidance of doubt, it is hereby clarified that this Debenture is in addition to the Debenture – Floating Charge (and in no manner in lieu thereof or replacement thereto), and in addition to the Debenture – Fixed Charged (and in no manner in lieu thereof or replacement thereto), and each of this Debenture, the Debenture – Floating Charge and the Debenture – Fixed Charge shall independently serve as aforesaid to secure the Secured Liabilities in their entirety. Without derogating from the generality of the foregoing or from any other right of the Creditor, the Creditor shall have the right to act on this Debenture, on the Debenture – Floating Charge, or on the Debenture Fixed Charged or on all three, in each case in connection with the Security Interest created by each (including, without limitation, with respect to any and all assets, properties and rights subject to both this Debenture and the Debenture- Floating Charge); and no action or omission relating to any such Security Interest shall prevent or estop the Creditor from invoking such other Security Interest, at the same time or subsequently.

4.3	Liability of the Company; Security Interest Absolute

(a)	The Company is a principal debtor and the Charged Assets are a principal security for the Secured Liabilities and, without prejudice to the foregoing, none of the rights of the Creditor, the Security Interests created hereunder or the liabilities or obligations of the Company or any third party, shall be impaired or discharged by (without limitation):

(i)	the Creditor releasing any of the Charged Assets or granting any time or any indulgence whatsoever to or making any settlement, composition or arrangement with any third party;

(ii)	the Creditor asserting or pursuing, failing or neglecting to assert or pursue, or delaying in asserting or pursuing, or waiving, any of its rights or remedies against the Company or any third party arising under or by virtue of this Debenture or otherwise;

(iii)	the Creditor making any variation, amendment or supplement to this Debenture, any agreement between the Creditor and the Company or any third party or any other document or instrument from time to time entered into between the Company or any third party and the Creditor;

(iv)	any change in the time, manner, place of payment or any other term or condition of the Secured Liabilities, or any other amendment or waiver of or under any agreement between the Creditor and the Company, the Charged Assets or any document related thereto;

(v)	the non-perfection of any Security Interest or any release, waiver or amendment from any guaranty for all or part of the Secured Liabilities;

(vi)	the Creditor taking, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering, exchanging or releasing any Security Interest in relation to the Company or any third party in such manner as any of them thinks fit, or claiming, proving for, accepting or transferring any payment in respect of the Secured Liabilities or the liabilities of any other third party in any composition by, or winding up of, any such party and/or any third party, or abstaining from so claiming, proving, accepting or transferring;

(vii)	any lack of enforceability of any or all of any agreement between the Creditor and the Company, the Secured Liabilities, any security therefore or any agreement or document relating thereto; or

(viii)	to the fullest extent permitted by applicable law, any other circumstance that could otherwise constitute a defence to or discharge of the Company or any third party, other than the payment and performance in full of the Secured Liabilities.

(b)	Notwithstanding anything to the contrary contained in this Debenture, the Company will remain liable to observe and perform all of the conditions and obligations relating to or constituting the Secured Liabilities or the Charged Assets and neither the Creditor nor any Receiver will be under any obligation or liability with respect to the Secured Liabilities or the Charged Assets by reason of or arising out of this Debenture. Neither the Creditor nor any Receiver will be required in any manner to perform or fulfil any of the obligations of the Company in respect of the Secured Liabilities or the Charged Assets, or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action or to collect any amount or enforce any right or remedy hereunder.

(c)	The exercise by the Creditor of any of the rights or remedies hereunder shall not release the Company from any of its liabilities or obligations under any agreement between the Creditor and the Company unless the Secured Liabilities have been undisputedly satisfied in full as a result of such exercise by the Creditor of any of the rights or remedies hereunder; for the avoidance of doubt, the application of the Charged Assets to satisfy part of the Secured Liabilities shall not release the Company from its obligation to pay and perform the Secured Liabilities in full.

4.4	Avoidance of Payments

To the extent that the Company or any third party on behalf of the Company makes a payment or payments to the Creditor, or the Creditor enforces any Security Interest or exercises any right of set-off and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently avoided or set aside, declared to be fraudulent or preferential or required to be repaid or refunded or reduced by virtue of any applicable law relating to bankruptcy, insolvency, administration, receivership, liquidation or similar proceedings, the Secured Liabilities or any part thereof originally intended to be satisfied, and this Debenture and all Security Interests, rights and remedies therefore shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred.

5.	REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants as follows:

5.1	It is duly incorporated and validly existing under the laws of the State of Israel, with power and authority to own assets and to carry on its business as now being conducted.

5.2	It is duly and validly registered with the Israeli Registrar of Companies, with company number 51-163426-3.

5.3	It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Debenture and the transactions contemplated hereby.

5.4	All corporate action on the part of the Company, its directors, and its shareholders necessary for the authorisation, execution and delivery of the Debenture and the performance of all of its obligations hereunder have been taken.

5.5	This Debenture constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

5.6	All authorisations required in connection with the entry into, performance, validity and enforceability of this Debenture and the transactions contemplated hereby have been obtained or effected and are in full force and effect and no steps have been taken to revoke or cancel any authorisation obtained or effected.

5.7	The Security Interests created hereby constitute a legal, valid and binding, first ranking fixed charge over the Charged Assets, enforceable in accordance with the terms hereof. This Debenture confers the Security Interests it purports to confer over all of the Charged Assets and those Security Interests:

(a)	are not subject to any senior, pari passu, junior or subordinated Security Interests (other than (i) any lien arising by operation of law in the ordinary course of business; (ii) the Kreos Floating Charge; (iii) the Bank Leumi Floating Charge; (iv) the Plenus Group Floating Charge; (v) the Bank Leumi Fixed Charge; and (vi) the Plenus Group Fixed Charge.

(b)	are not liable to avoidance, due to (i) bankruptcy, winding-up, creditors’ arrangement or any other similar insolvency proceedings for the reorganisation of the affairs of the Company or (ii) any other similar act or circumstance of the Company on the date of execution of this Debenture.

5.8	It has good and marketable title to the Charged Assets, free and clear of any Security Interests, except for: (i) the Kreos Floating Charge; (ii) the Plenus Group Floating Charge; (iii) the Bank Leumi Floating Charge; (iv) the Bank Leumi Fixed Charge; and (v) the Plenus Group Fixed Charge. (With the above five exceptions, the Charged Assets are not affected by any restriction or condition relating to the transfer of ownership therein or to the mortgage, pledge or charge thereof under any agreement whatsoever).

6.	UNDERTAKINGS

The Company hereby undertakes as follows:

6.1	It shall not sell, convey, transfer, grant or lease or otherwise dispose of (or agree to do any of the foregoing at any future time) any Charged Asset. except, in the Ordinary Course of Business.

6.2	It shall not create or permit to subsist any Security Interest on (or agree to do any of the foregoing at any future time) any of the Charged Assets (whether ranking in priority or parity to or after the Security Interests created hereby), except for (i) the Kreos Floating Charge; (ii) the Plenus Group Floating Charge; (iii) the Bank Leumi Fixed Charge; and (iv) the Plenus Group Fixed Charge.

6.3	It shall defend the Charged Assets or cause the Charged Assets to be defended against, and shall take, at its expense, any reasonable action necessary to remove any Security Interest over the Charged Assets (except with regard to the charges specified in Section 5.8 ), and shall defend the right, title and interest of the Creditor in and to any Charged Asset against the claims and demands of all other persons.

6.5	It will not take any action which could prejudice or damage the Charged Assets or the enforceability of the Security Interests created hereunder.

6.6	It shall deposit with the Creditor all copies of certificates and other documents of title or evidence of ownership in the Charged Assets and all ancillary documents relating to or affecting the Charged Assets as the Creditor may from time to time specify.

6.7	The Company shall, forthwith upon the Creditor’s first demand, furnish the Creditor with any licence, confirmation, certificate, receipt or other document which, in the opinion of the Creditor, is required or necessary for purpose of proof of compliance by the Company with its obligations under this Section 6.

6.8	Without derogating from the rights of the Creditor, the Company shall notify the Creditor of any default under this Debenture (and the steps, if any, being taken to remedy it) promptly upon it becoming aware of the occurrence thereof. In particular, the Company shall:

(a)	notify the Creditor immediately of the occurrence of any seizure, requisition, expropriation or forfeiture of the Charged Assets or any part thereof;

(b)	notify the Creditor immediately of the imposition of any attachment or the issue of any execution proceedings or of any application for the appointment of a receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official (whether interim or permanent) over or with respect to the Charged Assets or any part thereof and shall immediately notify the authorities that levied such attachment or issued such execution proceedings or received the application for the appointment of such receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official and any third party who initiated or applied for such action, of this Debenture in favour of the Creditor, and forthwith to take, at the expense of the Company, all steps necessary for the discharge of such attachment, execution proceedings or appointment, as the case may be.

6.9	The Company shall, forthwith following the execution of this Debenture, register the Security Interests created by this Debenture with the Israeli Registrar of Companies and any other necessary registry and perfect such registration within 14 days from the date hereof and shall deliver to the Creditor original certificates of registration of such Security Interests.

6.10	For the avoidance of doubt, and notwithstanding anything to the contrary herein, it is hereby clarified that with respect to any and all of the assets, properties and rights of the Company which are, or which may in the future be, subject to the charge under the Debenture – Floating Charge, and under the Debenture Fixed Charge, the Company is, and shall be subject to the terms, conditions, limitations and restrictions contained in the Debenture – Floating Charge and in the Debenture Fixed Charge in addition to those contained herein

7.	RIGHTS OF THE CREDITOR

7.1	Creditor’s Right to Perform

Without derogating from the rights of the Creditor to realize the Security Interests granted hereunder, if the Company for any reason whatsoever fails to duly and punctually observe or perform or comply with any of its obligations under this Debenture, including under Section 6, the Creditor shall, after giving written notice to the Company, have the power, on behalf of or in the name of the Company or otherwise, to perform the obligations and to take any steps which the Creditor may, in its absolute discretion, consider appropriate with a view to remedying, or mitigating the consequences of the failure, but without in any way becoming liable therefor and provided that the exercise of this power, or the failure to exercise it, shall in no circumstances prejudice the Creditor’s rights hereunder.

7.2	Set-Off

The Creditor may, at any time, set off any sum, whether in Israeli currency or in foreign currency, as the case may be, due or owing to the Company from the Creditor in any account, manner or circumstance whatsoever, against the Secured Liabilities, in whole or in part. In no event and under no circumstances may the Company set off any sum that may be due or owing to the Company from the Creditor in any account, manner or circumstance whatsoever, against the Secured Liabilities, in whole or in part.

8.	DEFAULT AND ENFORCEMENT

8.1	Events of Default

The occurrence of any of the following events shall constitute an Event of Default:

(a)	the preconditions set out in Clause 2.5 of the Venture Loan Agreement are not satisfactorily accomplished within forty five (45) days of signature of the Venture Loan Agreement unless the period for satisfactory accomplishment is extended pursuant to and in accordance with Clause 3.2 of the Venture Loan Agreement; or

(b)	the Company fails to pay when due and payable or (if so payable) on demand any sum payable under the Venture Loan Agreement or the Security Documents or under any document relating to the Security Documents provided however that such failure to pay shall not constitute an Event of Default if such failure has been rectified within five (5) Business Days after the Creditor has advised the Company of such non-payment; or

(c)	any other breach by the Company occurs of any provision of the Venture Loan Agreement or the Security Documents (other than a breach covered by this section 8.1) unless: (i) the Creditor notifies the Company in writing that it is satisfied that the breach has not put any of the Security for the Loan immediately at risk and that it considers that the breach is capable of remedy; and (ii) within ten (10) Business Days after the Creditor serves on the Company a notice of default under the Venture Loan Agreement, or such longer period as the Creditor may specify in such notice, the Company remedies the breach to the satisfaction of the Creditor; or

(d)	any representation, warranty or statement made by, or by an officer of, the Company in the Venture Loan Agreement or the Security Documents or in a Drawdown Notice or any other notice or document relating to the Venture Loan Agreement or any other Security Document is untrue or misleading in any material respect when it is made in a manner that adversely affect the Charged Assets; or

(e)	financial indebtedness of the Company in an amount of at least US$250,000 is not paid when due as a consequence of a default with respect thereto or any Security Interest over any assets of the Company is lawfully enforced; or

(f)	any order shall be made by any competent court or any resolution shall be passed by the Company for the appointment of a liquidator, administrator or receiver of, or for the winding up of, the Company and, in any such case, such order or resolution is not set aside, cancelled or revoked within thirty (30) Business Days after being made or passed and is contested by the Company, within fifteen (15) days in good faith in circumstances where the sum of money owed is fully covered by reserves; or

(g)	an encumbrancer takes possession of or a receiver is appointed over the whole or, in the opinion of the Creditor, any material part of, the assets of the Company or a distress, execution or other process is levied or enforced upon or sued out against the whole or a material part of the assets of the Company and, in any such case, if such procedure is not terminated within thirty (30) Business Days after commencement and is contested by the Company within fifteen (15) days in good faith in circumstances where the sum of money owed is fully covered by reserves; or

(h)	the Company shall stop payment or shall be unable to, or shall admit inability to, pay its debts as they fall due, or shall be adjudicated or found bankrupt or insolvent, or shall enter into any composition or other arrangement with its creditors generally; or

(i)	any event shall occur which under the law of any jurisdiction to which the Company is subject has an effect equivalent or similar to any of the events referred to in Clause 8.1.6, 8.1.7 or 8.1.8 of the Venture Loan Agreement; or

(j)	the Company ceases or suspends carrying on its business or a material part of its business; or

(k)	it becomes unlawful or impossible (i) for the Company to discharge any liability under the Venture Loan Agreement or to comply with any other material obligation under the Venture Loan Agreement or the Security Documents, or (ii) for the Creditor to exercise or enforce any right under, or to enforce any Security Interest created by the Venture Loan Agreement or the Security Documents; or

(l)	any material provision of the Venture Loan Agreement or the Security Documents proves to have been or becomes invalid or unenforceable, or a Security Interest created by the Security Documents proves to have been or becomes invalid or unenforceable or such a Security Interest proves to have ranked after, or loses its priority under the Venture Loan Agreement and \or the Security Documents (to the extent such priority applies under the Venture Loan agreement and \or the Security Documents) to, another Security Interest or any other third party claim or interest, provided however that if the Company proposes replacement security which the Creditor accepts, and such replacement security is constituted in a manner acceptable to the Creditor within such period of time as the Creditor may require, such event shall cease to constitute an Event of Default; or

(m)	the security constituted by the Security Documents is in any way materially imperilled or in jeopardy (including by way of decrease in market value below a normal depreciation, but excluding depreciation madein accordance with US GAAP) provided however that if the Company proposes replacement security which the Creditor accepts, and such replacement security is constituted in a manner acceptable to the Creditor within such period of time as the Creditor may require, such event shall cease to constitute an Event of Default; or

(n)	any other event (whether related or not) occurs (including, without limitation, a material adverse change, from the position applicable as at the date of the Venture Loan Agreement) in the business affairs or condition (financial or otherwise) of the Company), the effect of which is to materially imperil, delay or prevent the due fulfilment by the Company of any of its obligations or undertakings in the Venture Loan Agreement or the Security Documents; or

(o)	any event of default (howsoever described) specified in any loan agreement or security document signed by the Company and underlying (i) the Bank Leumi Floating Charge; (ii) the Plenus Group Floating charge.; (iii) the Bank Leumi Fixed Charge; and (iv) the Plenus Group Fixed Charge.

8.2	Creditor’s Powers

(a)	On the occurrence of an Event of Default, the Creditor shall be entitled to declare any or all of the Secured Liabilities immediately due and payable.

(b)	On and at any time after the occurrence of an Event of Default, the Creditor shall also be entitled to take all such steps as it sees fit to collect the Secured Liabilities from the Company and, in addition thereto, without prejudice to any and all of its other rights, to realise the Charged Assets, whether by the application for the appointment of a Receiver or whether by any other method the Creditor shall see fit.

(c)	The Creditor shall be entitled, in any proceedings concerning the bankruptcy, liquidation, winding up or receivership (or similar proceedings) of the Company, to:

(i)	demand, claim, collect and enforce and prove the Secured Liabilities and give acquittance thereunder;

(ii)	file any claims and proofs, give receipts and take all such proceedings and do all such things as the Creditor sees fit to recover the Secured Liabilities; and

(iii)	receive all distributions on and payments with respect to the Secured Liabilities.

(d)	The Creditor shall have all powers that it may, in its full discretion, determine to be desirable or necessary to preserve the Charged Assets and the Security Interests created hereby and to take all such steps for such purpose at the Company’s expense.

8.3	Receiver

(a)	The Receiver shall have all powers conferred by applicable law, including, without limitation, the power:

(i)	to receive into his hands the Charged Assets and to take possession thereof;

(ii)	to require the Company to deliver or otherwise make available such of the Charged Assets as the Receiver may demand, and without the consent of the Company, enter into any premises of the Company or any place where the Charged Assets are located and take possession of any of the Charged Assets;

(iii)	to manage the Company’s business or participate in the management thereof as he may see fit;

(iv)	to sell or agree to the sale of the Charged Assets, in whole or in part, or to transfer the same in any other manner upon such conditions as he may see fit;

(v)	to exercise any right charged or pledged hereunder in the same manner in which the Company was entitled to exercise such right in accordance with the terms of Section 20 of the Pledge Law, 5727-1967;

(vi)	to employ accountants, lawyers, surveyors, engineers, quantity surveyors, contractors, workmen and others and to purchase or hire materials, tools, equipment or supplies;

(viii)	to do any other act or thing which the Receiver considers to be incidental or conducive to the exercise of any other right exercisable by him; and

(ix)	to make any other arrangement with respect to the Charged Assets or any part thereof as he may see fit.

(b)	Should the payment date of the Secured Liabilities or any part thereof not yet have fallen due at the time of the sale of the Charged Assets, or the Secured Liabilities be due to the Creditor or Receiver on a contingent basis only, then the Creditor or Receiver shall be entitled to recover out of the proceeds of the sale an amount sufficient to cover the Secured Liabilities (or such part thereof) and the amount so recovered and yet to be appropriated to the discharge of the amounts due shall be charged to the Creditor or Receiver as security for, and be held by the Creditor or Receiver until the discharge in full of, the Secured Liabilities.

(c)	The Receiver will be the agent of the Company and the Company alone shall be responsible for the acts and omissions of the Receiver and for the Receiver’s remuneration. In no event shall the Creditor be responsible for the acts and omissions of the Receiver or for the Receiver’s remuneration, subject to any applicable law.

9.	DISTRIBUTION OF PROCEEDS

All moneys and other assets arising from the exercise of the powers of the Receiver or the Creditor or otherwise received by the Creditor or the Receiver from the realisation of any Charged Asset shall be applied as follows:

(a)	in payment of the expenses incurred as a result of such realisation (including the appointment and remuneration of the Receiver);

(b)	in payment of all other expenses, interest and default interest (if any), linkage differentials and any other amounts due and payable by the Company to the Creditor and which have not been paid; and

(c)	in payment of all principal sums due and payable by the Company to the Creditor and which have not been paid.

10.	FURTHER ACTION

The Company further covenants with the Creditor from time to time upon demand to execute, at the Company ‘s own cost, any document or do any reasonable act or thing which:

(a)	in the reasonable determination of the Creditor is necessary to create, perfect, register or give effect to any pledge, charge, assignment or Security Interest created or intended to be created by this Debenture;

(b)	in the reasonable determination of the Creditor is necessary to preserve or protect any of the rights of the Creditor; or

(c)	the Creditor or the Receiver may reasonably specify with a view to facilitating the exercise, or the proposed exercise, of any of their powers or the protection, management or realisation of the Charged Assets upon the occurrence and during the continuance of an Event of Default, and in the event the Company fails to take any such action within such reasonable time, but in any event within not more than seven (7) Business Days following receipt of a written request thereof as requested by the Receiver in such notice, the Creditor may, and the Company hereby appoints the Creditor as its attorney-in-fact to, execute, at the Company’s expense, any such document or do any such act or thing, in the name and on behalf of the Company.

11.	PROTECTION OF CREDITOR AND RECEIVER

(a)	Other than with respect to fraud, or intentional act or omission, neither the Creditor nor the Receiver, nor any of their respective agents, managers, officers, directors, employees, delegates, and advisers shall be liable for any claim, demand, liability, loss, damage, cost or expense which arises out of the exercise or the attempted or purported exercise or the failure to exercise any of their respective rights, powers and discretions under this Debenture.

(b)	Neither the Creditor nor any Receiver, nor any of their respective agents, managers, officers, directors, employees, delegates, and advisers shall be under any duty to exercise any of their respective rights, powers and discretions under this Debenture.

(c)	To the extent permitted by applicable law, the Company hereby waives any requirements with respect to notice, form or the terms of the exercise by the Creditor, the Receiver, or any of their respective agents, managers, officers, directors, employees, delegates, and advisers of their respective rights, powers and discretions under this Debenture.

12.	INDEMNITY

12.1	The Company shall forthwith on demand indemnify each of the Creditor and the Receiver (as well as any subsidiaries or affiliates of the Creditor or the Receiver) and their respective officers, directors, agents, managers, servants and employees (the “Indemnified Persons”) against any loss, expense or liability incurred as a consequence of:

(a)	anything done or purported to be done by or on behalf of the Creditor or the Receiver under this Debenture or any other document as a result of any failure by the Company to comply with its obligations hereunder;

(b)	any payment in respect of the Secured Liabilities (whether made by the Company or a third person) being impaired or declared void for any reason whatsoever;

(c)	the exercise, or attempted or purported exercise, or the consideration of the exercise, by or on behalf of the Creditor or the Receiver of any of the rights or powers of the Creditor or of the Receiver or any other action taken by or on behalf of the Creditor or the Receiver with a view to or in connection with the recovery by the Creditor or Receiver of the Secured Liabilities from the Company or any other person; or

(d)	the carrying out of any other act or matter which the Creditor or the Receiver or any other person on behalf of either of them may consider to be necessary for the preservation of the Charged Assets, provided that the Company shall not be obliged to indemnify an Indemnified Person for any loss, expense or liability incurred solely as a consequence of the fraud or intentional act or omission of such Indemnified Person.

12.2	Any amount payable under Section 12.1 shall bear interest at the annual rate of 13% for the period commencing from the date on which the Company should have paid such amount until the date of actual payment of the same; such interest shall form part of the Secured Liabilities.

13.	COSTS AND EXPENSES

13.1	The Company shall pay all filing fees payable in respect of this Debenture or the transactions contemplated hereby.

13.2	All the fees, costs and expenses incurred by the Creditor or any Receiver in connection with the preparation, registration, perfecting or enforcement of this Debenture and realization of the Charged Assets shall be paid by the Company to the Creditor on its first demand and shall form part of the Secured Liabilities.

14.	ASSIGNMENT

14.1	This Debenture shall be binding upon and inure to the benefit of each party hereto and its permitted successors and assigns.

14.2	The Company may not assign or transfer all or any part of its rights and/or obligations under this Debenture.

14.3	The Creditor and all those claiming under it shall be entitled, at all times, to assign to others their rights under this Debenture, together with their rights under the Venture Loan Agreement pursuant and subject to the provisions of Section 13.5 of the Venture Loan Agreement, without the necessity of obtaining the Company’s consent thereto.

15.	MISCELLANEOUS

15.1	Communications

All notices or other communications hereunder shall be in writing and shall be given in person, by registered mail (registered international air mail if mailed internationally), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that written electronic confirmation of receipt is provided) with a copy by mail, addressed as set forth below:

If to the Company:	NEGEVTECH Ltd.

12 Hamada St.
Rehovot, Israel 76703

Attention: Oz Desheh

Telephone: (+972)-8-931-2222
Facsimile: (+972)-8-936-6051

With a copy to:

Tulchinsky Stern Marciano, Ben Zur, Cohen & Co.
Museum Tower
4 Berkowitz Street
Tel Aviv 64238, Israel
Attention: David Cohen, Adv.
Telephone: (+972)-3-607 5000
Facsimile: (+972)-3-607 5050

If to the Creditor:	Kreos Capital II Limited
47 Esplanade, St Helier, Jersey
Fax: +44 1534 889 884
Attn: The Directors

with a copy to:

Sharir, Shiv, Kadouch & Co., Law Offices
3 Azrieli Center
Tel Aviv 67023, Israel
Fax: +972 3 607 4778
Attn: Emmanuel Kadouch, Adv.

or such other address as any party may designate to the other in accordance with the aforesaid procedure. All communications delivered in person or by courier service shall be deemed to have been given upon delivery, those given by facsimile transmission shall be deemed given on the business day following transmission with confirmed answer back, and all notices and other communications sent by registered mail (or air mail if the posting is international) shall be deemed given ten (10) days after posting.

15.2	Delays or Omissions; Waiver

The rights of the Creditor may be waived only in writing and specifically; the conduct of the Creditor shall not be deemed a waiver of any of its rights pursuant to this Debenture and/or as a waiver or consent on its part as to any breach or failure to meet any of the terms of this Debenture or as an amendment hereto. A waiver by the Creditor in respect of a breach by the Company of its obligations shall not be construed as a justification or excuse for a further breach of its obligations.

No delay or omission to exercise any right, power, or remedy accruing to the Creditor upon any breach or default by the Company shall impair any such right or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

The rights of the Creditor hereunder may be exercised as often as necessary and are cumulative and not exclusive of its rights under the general law.

15.3	Amendments

Any term of this Debenture may be amended or modified only by a written document signed by the Company and the Creditor.

15.4	Realization of IP

The realization of any of the Company’s Intellectual Property that was created or developed with the aid of, grants received by or under any benefit plan of the Chief Scientist of the Ministry of Trade, Industry and Labor, under this Debenture shall be made in accordance with the Law for the Encouragement of Research and Development in the Industry – 1984, as may be amended from time to time.

15.5	Entire Agreement

This Debenture together with the Debenture – Floating Charge, the Debenture Fixed Charge and the Venture Loan Agreement, all as may be amended and/or supplemented from time to time, contain the entire understanding of the parties with respect to their subject matter and all prior negotiations, discussions, agreements, commitments and understandings between them with respect thereto not expressly contained herein shall be null and void in their entirety, effective immediately with no further action required.

15.6	Severability

If a provision of this Debenture is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect the validity or enforceability in that jurisdiction of any other provision hereof or the validity or enforceability in other jurisdictions of that or any other provision hereof.

Where provisions of any applicable law resulting in such illegality, invalidity or unenforceability may be waived, they are hereby waived by each party to the full extent permitted so that this Debenture shall be deemed valid and binding agreements, in each case enforceable in accordance with its terms.

15.7	Counterparts, Facsimile Signatures

This Debenture may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Debenture. A signed Debenture received by a party hereto via facsimile will be deemed an original, and binding upon the party who signed it.

15.8	Governing Law and Venue

This Debenture shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the principles thereof relating to conflict of laws. The competent courts of the city of Tel Aviv-Jaffa shall have exclusive jurisdiction to hear all disputes arising in connection with this Debenture and no other courts shall have any jurisdiction whatsoever in respect of such disputes.

15.9	Further Actions

Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Debenture and the intentions of the parties as reflected thereby.

15.10	No Third-Party Beneficiaries

Nothing in this Debenture shall create or confer upon any person or entity, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities, except as expressly provided herein.

15.11	VAT

To the extent that any amount payable under this Debenture is subject to VAT by law, the party paying such amount shall pay the VAT against receipt of a duly issued VAT invoice.

[rest of page intentionally left blank]

[Signature Page of Debenture]

IN WITNESS WHEREOF this Debenture has been executed by the Parties, on the day and year first above written.

—————————————— NEGEVTECH Ltd. By: Title:	—————————————— Kreos Capital II Limited By: Title:

Schedule 1

(i) copyrights, in each work of authorship and derivative work and in the software and firmware related to the products of the Company known as Negevtech 3100, Negevtech 3200, and Negevtech 3300 (collectively, the “Products”); (ii) trademarksand trade names of the Company used in connection with the Products; and (iii) the design of the Products.

Patents

NT file name	Family	Country	#	Official No.	Title	Prior date	Filing date	Issue date	Status	Attorney	Attorney file name	Inventors

0001-US-01	1	.US	1	6,693,664	Method and system for fast on-line electro-optical detection of wafer defects	30/06/1999	18/06/2002	17/02/2004	Issued	STC	44623	Gad Neumann
0001-CN-01	1	CN	1	3100994.8	Method and system for fast on-line electro- optical detection of wafer defects	15/01/2003	15/01/2003	-	Pending	STC	47776	Gad Neumann
0001-EP-01	1	EP	1	EP1439385	Method and system for fast on-line electro- optical detection of wafer defects	15/01/2003	15/01/2003	-	Pending	STC	46509	Gad Neumann
0001-IL-01	1	IL	1	153977	Method and system for fast on-line electro- optical detection of wafer defects	15/01/2003	15/01/2003	05/07/2006	Issued	STC	47513	Gad Neumann
0001-JP-01	1	JP	1	2003-7400	Method and system for fast on-line electro- optical detection of wafer defects	15/01/2003	15/01/2003	-	Pending	STC	47606	Gad Neumann
0001-KR-01	1	KR	1	2003-2671	Method and system for fast on-line electro- optical detection of wafer defects	15/01/2003	15/01/2003	-	Pending	STC	47607	Gad Neumann
0001-TW_01	1	TW	1	92100777	Method and system for fast on-line electro- optical detection of wafer defects	15/01/2003	15/01/2003	11/11/2006	Issued	STC	46793	Gad Neumann

0002-US-01	2	.US	1	10/345,097	System for detection of wafer defects	15/01/2003	15/01/2003	-	Pending	STC	44420	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0002-US-02	2	.US	2	11/476,342	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55071	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0002-US-03	2	.US	3	11/476,356	System for detection of wafer defects	15/01/2003	28/06/2006	-	Closed	STC	55072	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0002-US-04	2	.US	4	11/476,358	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55147	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0002-US-05	2	.US	5	11/476,322	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55070	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0002-US-06	2	.US	6	11/524,684	System for detection of wafer defects	15/01/2003	21/09/2006	-	Pending	STC	55247	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0002-US-07	2	.US	7	7,180,586	System for detection of wafer defects	15/01/2003	23/12/2004	20/02/2007	Issued	STC	53751	Gad Neumann & Noam Dotan

0002-EP-01	2	EP	1	EP1606605	System for detection of wafer defects	15/01/2003	11/01/2004	-	Pending	STC	55062	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0002-KR-01	2	KR	1	2005-7013165	System for detection of wafer defects	15/01/2003	15/07/2005	-	Pending	STC	55065	Gad Neumann

0002-TW-01	2	TW	1	93191021	System for detection of wafer defects	15/01/2003	11/01/2004	-	Pending	STC	50533	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0002-WO-01	2	WO	1	PCT/IL04/000023	System for detection of wafer defects	15/01/2003	11/01/2004	-	Filed	STC	50446	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

0003-US-01	3	.US	1	6,892,013	Fiber optical illumination system	15/01/2003	15/01/2003	10/05/2005	Issued	STC	47667	Dov Furman, Gad Neumann, Noam Dotan
0003-US-02	3	.US	2	7,260,298	Fiber optical illumination system	15/01/2003	01/04/2005	21/08/2007	Issued	STC	54590	Dov Furman
0003-US-03	3	.US	3	11/709,019	Fiber optical illumination system	15/01/2003	21/02/2007		Pending	STC	60473	Dov Furman
0003-EP-01	3	EP	1	EP1588210	Fiber optical illumination system	15/01/2003	11/12/2004		Pending	STC	55106	Dov Furman, Gad Neumann, Noam Dotan
0003-KR-01	3	KR	1	2005-7013118	Fiber optical illumination system	15/01/2003	15/06/2005	-	Pending	STC	55109	Dov Furman, Gad Neumann, Noam Dotan
0003-TW-01	3	TW	1	93101034	Fiber optical illumination system	15/01/2003	11/12/2004	12/2005	Issued	STC	50532	Dov Furman, Gad Neumann, Noam Dotan
0003-WO-01	3	WO	1	PCT/IL04/000022	Fiber optical illumination system	15/01/2003	11/12/2004		Filed	STC	50445	Dov Furman, Gad Neumann, Noam Dotan

0004-US-01	4	US-Prov	1	60/587,675	Multimode inspection method and apparatus	12/07/2004	12/07/2004	-	Filed	STC	?	Dov Furman, Noam Dotan, Efraim Miklatzky
0004-US-02	4	.US	2	7274444	Multimode inspection method and apparatus	12/07/2004	06/07/2005	-	Issued	STC	53885	Dov Furman, Noam Dotan, Efraim Miklatzky
0004-US-03	4	.US	3	11/895,204	Multimode inspection method and apparatus	12/07/2004	22/08/2007	-	Filed	STC	62742	Dov Furman, Noam Dotan, Efraim Miklatzky
0004-EP-01	4	EP	1	WO2006006148	Multimode inspection method and apparatus	12/07/2004	17/01/2007		Pending	STC	60474	Dov Furman, Noam Dotan, Efraim Miklatzky
0004-WO-01	4	WO	1	PCT/IL2005/000708	Multimode inspection method and apparatus	12/07/2004	04/06/2005		Filed	STC	53886	Dov Furman, Noam Dotan, Efraim Miklatzky

0006-US-01	6	.US	1	11/069,712	Method and apparatus for detecting defects in Wafer	28/02/2005	28/02/2005	-	Pending	STC	53603	Erez Sali, Tomer Yanir, Mark Wagner, Noam Dotan, Yuval Dorfan, Ran Zaslavsky
0006-EP-01	6	EP	1	EP1696227	Method and apparatus for detecting defects in Wafer	28/02/2005	28/02/2006	-	Pending	STC	57768	Erez Sali, Tomer Yanir, Mark Wagner, Noam Dotan, Yuval Dorfan, Ran Zaslavsky
0006-IL-01	6	IL	1	173980	Method and apparatus for detecting defects in Wafer	28/02/2005	27/02/2006	-	Pending	STC	57769	Erez Sali, Tomer Yanir, Mark Wagner, Noam Dotan, Yuval Dorfan, Ran Zaslavsky

0007-US-01	7	.US	1	11/068,711	Method and apparatus for detecting defects in wafers including alignment of the wafer images so as to induce the same smear in all images	28/02/2005	28/02/2005	-	Pending	STC	53604	Yuval Dorfan, Ran Zaslavsky, Mark Wagner, Dov Furman, Shai Silberstein
0007-IL-01	7	IL	1	173864	Method and apparatus for detecting defects in wafers including alignment of the wafer images so as to induce the same smear in all images	28/02/2005	21/02/2006	-	Pending	STC	57767	Yuval Dorfan, Ran Zaslavsky, Mark Wagner, Dov Furman, Shai Silberstein

NT file name	Family	Country	#	Official No.	Title	Prior date	Filing date	Issue date	Status	Attorney	Attorney file name	Inventors

0008-US-01	8	.US	1	11/410,276	Printed Fourier Filtering In Optical Inspection	24/04/2006	24/04/2006	-	Pending	D&M	NRI-1	Dan Fuchs, Shai Silberstein

0009-US-01	9	US-Prov	1	60/808,816	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	26/05/2006	26/05/2006	-	Provisional	D&M	NRI-2	Dov Furman, Shai Silbertein
0009-US-02	9	.US	2	11/684,191	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	26/05/2006	09/03/2007	-	Pending	D&M	NRI-2	Dov Furman, Shai Silbertein
0009-EP-01	9	EP	1	EP07252110	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	26/05/2006	23/05/2007	-	Pending	D&M	NRI-2-EP	Dov Furman, Shai Silbertein
0009-IL-01	9	IL	1	183359	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	26/05/2006	21/05/2007	-	Pending	D&M	NRI-2-IL	Dov Furman, Shai Silbertein

0010-US-01	10	.US	1	11/503,859	Speckle Reduction Using a Fiber Bundle and Light Guide	14/08/2006	14/08/2006	-	Pending	D&M	NRI-3	Dov Furman, Daniel Mandelik

0010-IL-01	10	IL	1	184923	Speckle Reduction Using a Fiber Bundle and Light Guide	14/08/2006	30/07/2007	-	Pending	D&M	NRI-3-IL	Dov Furman, Daniel Mandelik

0011-US-01	11	.US	1	11/590,650	Defect Detection through Image Comparison Using Relative Measures	31/10/2006	31/10/2006	-	Allowed	D&M	NRI-4	Erez Sali, Oren Cohen

0012-US-01	12	US-Prov	1	60/861,303	Image splitting in Optical Inspection Systems	28/11/2006	28/11/2006	-	Provisional	D&M	NRI-7-P	Dov Furman, Shai Silbertein
0012-US-02	12	.US	2	11/944,677	Image splitting in Optical Inspection Systems	11/06;11/07	26/11/2007	-	Pending	D&M	NRI-7	Dov Furman, Shai Silberstein, Effy Miklatzky, Daniel Mandelik, Martyn Avraham
[***]

[***]

[***]

[***]

[***]
0016-US-01	16	.US	1	11/944,684	Image splitting in Optical Inspection Systems	11/06;11/07	26/11/2007	-	Pending	D&M	NRI-13	Dov Furman, Roi Kaner, Ori Gonen, Daniel Mandelik, Eran Tal, Shai Silberstein

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Trademarks

Registration #	Registration Date	Owned By	Mark

List of Trademark Applications:

Serial #	Filing Date	Owned By	Mark
77332770	November 19, 2007	Negevtech Ltd.	NEGEVTECH

Domain Names:
Negevtech.com
Negevtech.co.il
Negevtech.us
Negevtech.net
Negevtech.info
Negevtech.biz
Negevtech.co.uk
Negevtech.de
Negevtech.cn
Negevtech.com.cn
Negevtech.tw
Negevtech.com.tw

Copyrights

Registration #	Registration Date	Owned By	Title

DEBENTURE – FIXED CHARGE

UNLIMITED IN AMOUNT

BETWEEN

NEGEVTECH LTD.
as Company

AND

KREOS CAPITAL II LIMITED
as Creditor

DATED March __, 2008

DEBENTURE – FIXED CHARGE

THIS DEBENTURE – FIXED CHARGE is dated the ___ day of March 2008 between:

1.	NEGEVTECH LTD., a company organized under the laws of the State of Israel, with registered number 51-163426-3 and registered office at 12 Hamada St. Rehovot 76703, Israel (the “Company”); and

2.	Kreos Capital II Limited, a company incorporated in Jersey under registered number 05981165 whose registered office is at 47 Esplanade, St Helier, Jersey (the “Creditor”).

WHEREAS:

(A)	The Creditor has agreed to lend certain sums to the Company pursuant to an agreement between the Company, and the Creditor dated March 30, 2008 (the “Venture Loan Agreement”); and

(B)	In order to secure the full and punctual payment and performance when due of the Secured Liabilities, the Company has agreed to: (i) charge by way of first ranking fixed charge all the Company’s equipment specified in Schedule I to this Debenture in favour of the Creditor in accordance with the terms hereof; (ii) charge by way of second ranking floating charge all the Company’s assets, in favour of the Creditor in accordance with the terms of the Debenture – Floating Charge (as defined below); and (iii) charge by way of second ranking fixed charge the Company’s intellectual property in favour of the Creditor in accordance with the terms of the “Debenture – Fixed Charge (IP) (as defined below).

NOW THEREFORE, the parties agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Debenture, the following terms shall have the following meanings:

Bank Leumi Floating Charge	Means the first rank floating charge created, under that certain debenture floating charge, by the Company in favour of Bank Leumi Le Israel, on December 22, 2004.

Charged Assets	Those assets of the Company charged, pledged or assigned by way of charge to the Creditor pursuant to Section 3 (Security).

Debenture	This Debenture - Fixed Charge.

Debenture- Floating Charge	Means the Debenture - Floating Charge signed between the Company and the Creditor on the date hereof, as may be amended from time to time.

Debenture - Fixed Charge (IP)	Means the Debenture - Fixed Charge (IP) signed between the Company and the Creditor on the date hereof, as may be amended from time to time.

Indemnified Persons	As defined in Section 12.

Insurances	Means:

(a)	all contracts and policies of insurance executed and/or issued from time to time in relation to the Charged Assets;

(b)	all payments to the Company in relation to (a) above, and

(c)	all claims, rights and remedies of the Company arising from (a) and (b) above.

Kreos Fixed Charge (IP)	Means the second ranking fixed charge created under the Debenture - Fixed Charge (IP).

Kreos Floating Charge	Means the second ranking floating charge created under the Debenture - Floating Charge.

Plenus Group	Means the lenders under the Loan Agreement as of October 11, 2005, namely: Plenus Technologies Ltd, Bank Leumi Le-Israel BM, Golden Gate Bridge Found LP, Plenus II LP and Plenus II (D.S.M.) LP.

Plenus Group Floating Charge	Means the first rank floating charge created under that certain debenture floating charge, by the Company, in favour of the Plenus Group on November 11, 2005.

Receiver	A receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official appointed by or on application of the Creditor, pursuant to the terms of this Debenture.

Secured Liabilities	As defined in Section 2.1.

Security Interest	Any mortgage, pledge, lien, hypothecation, assignment by way of security, security interest or other charge or encumbrance over, of or in the relevant property.

Venture Loan Agreement	As defined in the First Recital.

1.2	Words and defined terms denoting the singular number include the plural and vice versa and the use of any gender shall be applicable to all genders.

1.3	The paragraph headings are for the sake of convenience only and shall not affect the interpretation of this Debenture.

1.4	The recitals, schedules, appendices, annexes and exhibits hereto form an integral part of this Debenture.

2.	PURPOSE

2.1	Secured Liabilities

The Security Interests created by this Debenture are created to secure the full and punctual payment and performance of all the Company’s obligations pursuant to the Venture Loan Agreement together with all expenses and other amounts due or to become due from the Company under the terms of this Debenture including, without limitation, reasonable legal fees, the fees and costs of any Receiver and any other costs incurred in realizing the Security Interests granted hereunder (all such amounts, the “Secured Liabilities”).

2.2	Prepayment

Except as expressly set forth in Section 4.4 of the Venture Loan Agreement or any other provisions thereof: (i) the Company shall not be entitled to discharge any amount of the Secured Liabilities prior to the agreed date for payment thereof; and (ii) neither the Company nor any third party having a right liable to be affected by the charges hereby created or the realisation thereof shall have any right under Section 13(b) of the Pledge Law, 5727-1967 or any other statutory provisions in substitution therefor.

3.	SECURITY

3.1	Creation of Fixed Charge

As security for the full and punctual payment or performance when due (whether at stated maturity, acceleration or otherwise) of the Secured Liabilities by the Company, the Company hereby, absolutely and unconditionally charges in favour of the Creditor by way of first ranking fixed charge:

(a)	the specific equipment of the Company listed in Schedule 1 hereto; (the “Charged Equipment”)and

(b)	to the extent not included in the foregoing, all present and future rights to compensation, indemnity, insurance proceeds, warranty or guaranty accruing to the Company by reason of the loss of, damage to or expropriation of, or any other event or circumstance with respect to, such Charged Equipment and all proceeds, products and benefits deriving from such Charged Equipment (including, without limitation, those received upon any collection, exchange, sale or other disposition of such Charged Equipment and any property into which such Charged Equipment are converted, whether cash or non-cash but excluding revenues or income resulting, directly or indirectly from the use of such Charged Equipment in the ordinary course of business) (Sections 3.1(a) and (b), collectively, the “Charged Assets”).

In addition, to the extent required by applicable law to create and perfect a first ranking fixed charge over the Charged Assets specified in paragraph (b) above, the Company also assigns such Charged Assets to the Creditor by way of first ranking fixed charge and pledge.

In particular, the Company hereby assigns to and in favour of the Creditor by way of first ranking fixed charge (and each of the following shall be deemed to be expressly included in paragraph (b) above):

(i)	all present and future rights, claims and remedies of the Company under and in respect of the Insurances and any monies paid or payable pursuant thereto whether held in or for the benefit of any trust or other account relative thereto or otherwise;

(ii)	all of the present and future rights, claims and remedies of the Company under and deriving from the Property Tax and Compensation Fund Law, 5721-1961 as in force from or at any relevant time, and under any other applicable law arising in connection with the Charged Assets;

(iii)	all present and future rights to compensation, indemnity, warranty or guaranty accruing to the Company by reason of the loss of, damage to or expropriation of, or any other event or circumstance with respect to, the Charged Assets.

3.2	First Ranking

The Company specifically acknowledges that all of the Security Interests created by the Company under Section 3 (Security) of this Debenture shall rank in priority to any other Security Interests created by the Company.

4.	PRESERVATION OF SECURITY

4.1	Continuing Security

The Company declares and agrees that:

(a)	the Security Interests created by this Debenture shall remain in force as continuing security for the payment and discharge of the Secured Liabilities and shall remain in force notwithstanding any other act, event or matter whatsoever, and, subject to Section 4.4, shall be released and discharged only upon the execution by the Creditor of a written release of the Security Interests created by this Debenture;

(b)	the Security Interests created and the powers conferred by this Debenture are in addition to, and are not in any way prejudiced or affected by, any other agreement between the Company and the Creditor; and

(c)	the Creditor will not be bound to enforce any other Security Interests before enforcing the Security Interests created by this Debenture.

4.2	Nature of Security Interests

All Security Interests that have been or may be created in favour of the Creditor for payment and performance of the Secured Liabilities shall be independent of one another.

For the avoidance of doubt, it is hereby clarified that this Debenture is in addition to the Debenture – Floating Charge (and in no manner in lieu thereof or replacement thereto), and in addition to the Debenture – Fixed Charged (IP) (and in no manner in lieu thereof or replacement thereto), and each of this Debenture, the Debenture –Floating Charge and the Debenture – Fixed Charge (IP) shall independently serve as aforesaid to secure the Secured Liabilities in their entirety. Without derogating from the generality of the foregoing or from any other right of the Creditor, the Creditor shall have the right to act on this Debenture, on the Debenture – Floating Charge, or on the Debenture Fixed Charged (IP) or on all three, in each case in connection with the Security Interest created by each (including, without limitation, with respect to any and all assets, properties and rights subject to both this Debenture and the Debenture- Floating Charge); and no action or omission relating to any such Security Interest shall prevent or estop the Creditor from invoking such other Security Interest, at the same time or subsequently.

4.3	Liability of the Company; Security Interest Absolute

(a)	The Company is a principal debtor and the Charged Assets are a principal security for the Secured Liabilities and, without prejudice to the foregoing, none of the rights of the Creditor, the Security Interests created hereunder or the liabilities or obligations of the Company or any third party, shall be impaired or discharged by (without limitation):

(i)	the Creditor releasing any of the Charged Assets or granting any time or any indulgence whatsoever to or making any settlement, composition or arrangement with any third party;

(ii)	the Creditor asserting or pursuing, failing or neglecting to assert or pursue, or delaying in asserting or pursuing, or waiving, any of its rights or remedies against the Company or any third party arising under or by virtue of this Debenture or otherwise;

(iii)	the Creditor making any variation, amendment or supplement to this Debenture, any agreement between the Creditor and the Company or any third party or any other document or instrument from time to time entered into between the Company or any third party and the Creditor;

(iv)	any change in the time, manner, place of payment or any other term or condition of the Secured Liabilities, or any other amendment or waiver of or under any agreement between the Creditor and the Company, the Charged Assets or any document related thereto;

(v)	the non-perfection of any Security Interest or any release, waiver or amendment from any guaranty for all or part of the Secured Liabilities;

(vi)	the Creditor taking, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering, exchanging or releasing any Security Interest in relation to the Company or any third party in such manner as any of them thinks fit, or claiming, proving for, accepting or transferring any payment in respect of the Secured Liabilities or the liabilities of any other third party in any composition by, or winding up of, any such party and/or any third party, or abstaining from so claiming, proving, accepting or transferring;

(vii)	any lack of enforceability of any or all of any agreement between the Creditor and the Company, the Secured Liabilities, any security therefore or any agreement or document relating thereto; or

(viii)	to the fullest extent permitted by applicable law, any other circumstance that could otherwise constitute a defence to or discharge of the Company or any third party, other than the payment and performance in full of the Secured Liabilities.

(b)	Notwithstanding anything to the contrary contained in this Debenture, the Company will remain liable to observe and perform all of the conditions and obligations relating to or constituting the Secured Liabilities or the Charged Assets and neither the Creditor nor any Receiver will be under any obligation or liability with respect to the Secured Liabilities or the Charged Assets by reason of or arising out of this Debenture. Neither the Creditor nor any Receiver will be required in any manner to perform or fulfil any of the obligations of the Company in respect of the Secured Liabilities or the Charged Assets, or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action or to collect any amount or enforce any right or remedy hereunder.

(c)	The exercise by the Creditor of any of the rights or remedies hereunder shall not release the Company from any of its liabilities or obligations under any agreement between the Creditor and the Company unless the Secured Liabilities have been undisputedly satisfied in full as a result of such exercise by the Creditor of any of the rights or remedies hereunder; for the avoidance of doubt, the application of the Charged Assets to satisfy part of the Secured Liabilities shall not release the Company from its obligation to pay and perform the Secured Liabilities in full.

4.4	Avoidance of Payments

To the extent that the Company or any third party on behalf of the Company makes a payment or payments to the Creditor, or the Creditor enforces any Security Interest or exercises any right of set-off and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently avoided or set aside, declared to be fraudulent or preferential or required to be repaid or refunded or reduced by virtue of any applicable law relating to bankruptcy, insolvency, administration, receivership, liquidation or similar proceedings, the Secured Liabilities or any part thereof originally intended to be satisfied, and this Debenture and all Security Interests, rights and remedies therefore shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred.

5.	REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants as follows:

5.1	It is duly incorporated and validly existing under the laws of the State of Israel, with power and authority to own assets and to carry on its business as now being conducted.

5.2	It is duly and validly registered with the Israeli Registrar of Companies, with company number 51-163426-3.

5.3	It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Debenture and the transactions contemplated hereby.

5.4	All corporate action on the part of the Company, its directors, and its shareholders necessary for the authorisation, execution and delivery of the Debenture and the performance of all of its obligations hereunder have been taken.

5.5	This Debenture constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

5.6	All authorisations required in connection with the entry into, performance, validity and enforceability of this Debenture and the transactions contemplated hereby have been obtained or effected and are in full force and effect and no steps have been taken to revoke or cancel any authorisation obtained or effected.

5.7	The Security Interests created hereby constitute a legal, valid and binding, first ranking fixed charge over the Charged Assets, enforceable in accordance with the terms hereof. This Debenture confers the Security Interests it purports to confer over all of the Charged Assets and those Security Interests:

(a)	are not subject to any senior, pari passu, junior or subordinated Security Interests (other than (i) any lien arising by operation of law in the ordinary course of business; (ii) the Kreos Floating Charge; (iii) the Bank Leumi Floating Charge; and (iv) the Plenus Group Floating Charge.)

(b)	are not liable to avoidance, due to (i) bankruptcy, winding-up, creditors’ arrangement or any other similar insolvency proceedings for the reorganisation of the affairs of the Company or (ii) any other similar act or circumstance of the Company on the date of execution of this Debenture.

5.8	It has good and marketable title to the Charged Assets, free and clear of any Security Interests, except for: (i) the Kreos Floating Charge; (ii) the Plenus Group Floating Charge; and (iii) the Bank Leumi Floating Charge (With the above three exceptions, the Charged Assets are not affected by any restriction or condition relating to the transfer of ownership therein or to the mortgage, pledge or charge thereofunder any agreement whatsoever.

5.9	The Charged Assets that are tangible assets are in all material respects in good and substantial repair.

6.	UNDERTAKINGS

The Company hereby undertakes as follows:

6.1	It shall not sell, convey, transfer, grant or lease or otherwise dispose of (or agree to do any of the foregoing at any future time) any Charged Asset.

6.2	It shall not create or permit to subsist any Security Interest on (or agree to do any of the foregoing at any future time) any of the Charged Assets (whether ranking in priority or parity to or after the Security Interests created hereby), except for the Kreos Floating Charge.

6.3	It shall defend the Charged Assets or cause the Charged Assets to be defended against, and shall take, at its expense, any reasonable action necessary to remove any Security Interest over the Charged Assets (except with regard to the charges specified in Section 5.8 ), and shall defend the right, title and interest of the Creditor in and to any Charged Asset against the claims and demands of all other persons.

6.4	It shall keep the Charged Assets in good working order and condition (normal wear and tear excepted). The Company shall repair any damage or defect which may occur to the Charged Assets, in whole or in part, as the result of use or for any other reason whatsoever. Without derogating from its obligations hereunder, the Company shall notify the Creditor immediately of any material damage or defect to the Charged Assets or any part thereof.

6.5	It will not take any action which could prejudice or damage the Charged Assets or the enforceability of the Security Interests created hereunder.

6.6	It shall deposit with the Creditor copies of all certificates and other documents of title or evidence of ownership in the Charged Assets and all ancillary documents relating to or affecting the Charged Assets as the Creditor may from time to time specify.

6.7	It will allow the Creditor or the Creditor’s representatives at all times to inspect the condition of the Charged Assets wherever the same may be.

6.8	The Company shall keep the Charged Assets insured at all times, for full value and shall comply with the terms of such insurance policies.

6.9	The Company shall, forthwith upon the Creditor’s first demand, furnish the Creditor with any licence, confirmation, certificate, receipt or other document which, in the opinion of the Creditor, is required or necessary for purpose of proof of compliance by the Company with its obligations under this Section 6.

6.10	Without derogating from the rights of the Creditor, the Company shall notify the Creditor of any default under this Debenture (and the steps, if any, being taken to remedy it) promptly upon it becoming aware of the occurrence thereof. In particular, the Company shall:

(a)	notify the Creditor immediately of the occurrence of any seizure, requisition, expropriation or forfeiture of the Charged Assets or any part thereof;

(b)	notify the Creditor immediately of the imposition of any attachment or the issue of any execution proceedings or of any application for the appointment of a receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official (whether interim or permanent) over or with respect to the Charged Assets or any part thereof and shall immediately notify the authorities that levied such attachment or issued such execution proceedings or received the application for the appointment of such receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official and any third party who initiated or applied for such action, of this Debenture in favour of the Creditor, and forthwith to take, at the expense of the Company, all steps necessary for the discharge of such attachment, execution proceedings or appointment, as the case may be.

6.11	The Company shall, forthwith following the execution of this Debenture, register the Security Interests created by this Debenture with the Israeli Registrar of Companies and any other necessary registry and perfect such registration within 14 days from the date hereof and shall deliver to the Creditor original certificates of registration of such Security Interests.

6.12	The Company shall, forthwith following the execution of this Debenture, deliver to the Creditor, Notices of Assignment in the form of Schedule 2 and Schedule 4, duly executed by the Company or on its behalf and addressed, in the case of notices in the form of Schedule 2, to each of the insurers liable on the Insurances and, in the case of the notice in the form of Schedule 4, to the relevant governmental agency, and shall use all reasonable endeavours to ensure that the said insurers and governmental agency execute an acknowledgement of receipt of every such Notice of Assignment in the form of Schedule 3 and Schedule 5 respectively.

6.13	For the avoidance of doubt, and notwithstanding anything to the contrary herein, it is hereby clarified that with respect to any and all of the assets, properties and rights of the Company which are, or which may in the future be, subject to the charge under the Debenture – Floating Charge, and under the Debenture Fixed Charge (IP), the Company is and shall be subject to the terms, conditions, limitations and restrictions contained in the Debenture – Floating Charge and in the Debenture Fixed Charge (IP) in addition to those contained herein

7.	RIGHTS OF THE CREDITOR

7.1	Creditor’s Right to Perform

Without derogating from the rights of the Creditor to realize the Security Interests granted hereunder, if the Company for any reason whatsoever fails to duly and punctually observe or perform or comply with any of its obligations under this Debenture, including under Section 6, the Creditor shall, after giving written notice to the Company, have the power, on behalf of or in the name of the Company or otherwise, to perform the obligations and to take any steps which the Creditor may, in its absolute discretion, consider appropriate with a view to remedying, or mitigating the consequences of the failure, but without in any way becoming liable therefor and provided that the exercise of this power, or the failure to exercise it, shall in no circumstances prejudice the Creditor’s rights hereunder.

7.2	Set-Off

The Creditor may, at any time, set off any sum, whether in Israeli currency or in foreign currency, as the case may be, due or owing to the Company from the Creditor in any account, manner or circumstance whatsoever, against the Secured Liabilities, in whole or in part. In no event and under no circumstances may the Company set off any sum that may be due or owing to the Company from the Creditor in any account, manner or circumstance whatsoever, against the Secured Liabilities, in whole or in part.

8.	DEFAULT AND ENFORCEMENT

8.1	Events of Default

The occurrence of any of the following events shall constitute an Event of Default:

(p)	the preconditions set out in Clause 2.5 of the Venture Loan Agreement are not satisfactorily accomplished within forty five (45) days of signature of the Venture Loan Agreement unless the period for satisfactory accomplishment is extended pursuant to and in accordance with Clause 3.2 of the Venture Loan Agreement; or

(q)	the Company fails to pay when due and payable or (if so payable) on demand any sum payable under the Venture Loan Agreement or the Security Documents or under any document relating to the Security Documents provided however that such failure to pay shall not constitute an Event of Default if such failure has been rectified within five (5) Business Days after the Creditor has advised the Company of such non-payment; or

(r)	any other breach by the Company occurs of any provision of the Venture Loan Agreement or the Security Documents (other than a breach covered by this section 8.1) unless: (i) the Creditor notifies the Company in writing that it is satisfied that the breach has not put any of the Security for the Loan immediately at risk and that it considers that the breach is capable of remedy; and (ii) within ten (10) Business Days after the Creditor serves on the Company a notice of default under the Venture Loan Agreement, or such longer period as the Creditor may specify in such notice, the Company remedies the breach to the satisfaction of the Creditor; or

(s)	any representation, warranty or statement made by, or by an officer of, the Company in the Venture Loan Agreement or the Security Documents or in a Drawdown Notice or any other notice or document relating to the Venture Loan Agreement or any other Security Document is untrue or misleading in any material respect when it is made in a manner that adversely affect the Charged Assets; or

(t)	financial indebtedness of the Company in an amount of at least US$250,000 is not paid when due as a consequence of a default with respect thereto or any Security Interest over any assets of the Company is lawfully enforced; or

(u)	any order shall be made by any competent court or any resolution shall be passed by the Company for the appointment of a liquidator, administrator or receiver of, or for the winding up of, the Company and, in any such case, such order or resolution is not set aside, cancelled or revoked within thirty (30) Business Days after being made or passed and is contested by the Company, within fifteen (15) days in good faith in circumstances where the sum of money owed is fully covered by reserves; or

(v)	an encumbrancer takes possession of or a receiver is appointed over the whole or, in the opinion of the Creditor, any material part of, the assets of the Company or a distress, execution or other process is levied or enforced upon or sued out against the whole or a material part of the assets of the Company and, in any such case, if such procedure is not terminated within thirty (30) Business Days after commencement and is contested by the Company within fifteen (15) days in good faith in circumstances where the sum of money owed is fully covered by reserves; or

(w)	the Company shall stop payment or shall be unable to, or shall admit inability to, pay its debts as they fall due, or shall be adjudicated or found bankrupt or insolvent, or shall enter into any composition or other arrangement with its creditors generally; or

(x)	any event shall occur which under the law of any jurisdiction to which the Company is subject has an effect equivalent or similar to any of the events referred to in Clause 8.1.6, 8.1.7 or 8.1.8 of the Venture Loan Agreement; or

(y)	the Company ceases or suspends carrying on its business or a material part of its business; or

(z)	it becomes unlawful or impossible (i) for the Company to discharge any liability under the Venture Loan Agreement or to comply with any other material obligation under the Venture Loan Agreement or the Security Documents, or (ii) for the Creditor to exercise or enforce any right under, or to enforce any Security Interest created by the Venture Loan Agreement or the Security Documents; or

(aa)	any material provision of the Venture Loan Agreement or the Security Documents proves to have been or becomes invalid or unenforceable, or a Security Interest created by the Security Documents proves to have been or becomes invalid or unenforceable or such a Security Interest proves to have ranked after, or loses its priority under this Venture Loan Agreement and \or the Security Documents (to the extent such priority applies under the Venture Loan agreement and \or the Security Documents) to, another Security Interest or any other third party claim or interest, provided however that if the Company proposes replacement security which the Creditor accepts, and such replacement security is constituted in a manner acceptable to the Creditor within such period of time as the Creditor may require, such event shall cease to constitute an Event of Default; or

(bb)	the security constituted by the Security Documents is in any way materially imperilled or in jeopardy (including by way of decrease in market value below a normal depreciation, but excluding depreciation made in accordance with US GAAP) provided however that if the Company proposes replacement security which the Creditor accepts, and such replacement security is constituted in a manner acceptable to the Creditor within such period of time as the Creditor may require, such event shall cease to constitute an Event of Default; or

(cc)	any other event (whether related or not) occurs (including, without limitation, a material adverse change, from the position applicable as at the date of the Venture Loan Agreement) in the business affairs or condition (financial or otherwise) of the Company), the effect of which isto materially imperil, delay or prevent the due fulfilment by the Company of any of its obligations or undertakings in the Venture Loan Agreement or the Security Documents; or

(dd)	any event of default (howsoever described) specified in any loan agreement or security document signed by the Company and underlying the Bank Leumi Floating Charge or the Plenus Group Floating charge.

8.2	Creditor’s Powers

(a)	On the occurrence of an Event of Default, the Creditor shall be entitled to declare any or all of the Secured Liabilities immediately due and payable.

(b)	On and at any time after the occurrence of an Event of Default, the Creditor shall also be entitled to take all such steps as it sees fit to collect the Secured Liabilities from the Company and, in addition thereto, without prejudice to any and all of its other rights, to realise the Charged Assets, whether by the application for the appointment of a Receiver or whether by any other method the Creditor shall see fit.

(c)	The Creditor shall be entitled, in any proceedings concerning the bankruptcy, liquidation, winding up or receivership (or similar proceedings) of the Company, to:

(i)	demand, claim, collect and enforce and prove the Secured Liabilities and give acquittance thereunder;

(ii)	file any claims and proofs, give receipts and take all such proceedings and do all such things as the Creditor sees fit to recover the Secured Liabilities; and

(iii)	receive all distributions on and payments with respect to the Secured Liabilities.

(d)	The Creditor shall have all powers that it may, in its full discretion, determine to be desirable or necessary to preserve the Charged Assets and the Security Interests created hereby and to take all such steps for such purpose at the Company’s expense.

8.3	Receiver

(a)	The Receiver shall have all powers conferred by applicable law, including, without limitation, the power:

(i)	to receive into his hands the Charged Assets and to take possession thereof;

(ii)	to require the Company to deliver or otherwise make available such of the Charged Assets as the Receiver may demand, and without the consent of the Company, enter into any premises of the Company or any place where the Charged Assets are located and take possession of any of the Charged Assets;

(iii)	to manage the Company’s business or participate in the management thereof as he may see fit;

(iv)	to sell or agree to the sale of the Charged Assets, in whole or in part, or to transfer the same in any other manner upon such conditions as he may see fit;

(v)	to exercise any right charged or pledged hereunder in the same manner in which the Company was entitled to exercise such right in accordance with the terms of Section 20 of the Pledge Law, 5727-1967;

(vi)	to employ accountants, lawyers, surveyors, engineers, quantity surveyors, contractors, workmen and others and to purchase or hire materials, tools, equipment or supplies;

(viii)	to do any other act or thing which the Receiver considers to be incidental or conducive to the exercise of any other right exercisable by him; and

(ix)	to make any other arrangement with respect to the Charged Assets or any part thereof as he may see fit.

(b)	Should the payment date of the Secured Liabilities or any part thereof not yet have fallen due at the time of the sale of the Charged Assets, or the Secured Liabilities be due to the Creditor or Receiver on a contingent basis only, then the Creditor or Receiver shall be entitled to recover out of the proceeds of the sale an amount sufficient to cover the Secured Liabilities (or such part thereof) and the amount so recovered and yet to be appropriated to the discharge of the amounts due shall be charged to the Creditor or Receiver as security for, and be held by the Creditor or Receiver until the discharge in full of, the Secured Liabilities.

(c)	The Receiver will be the agent of the Company and the Company alone shall be responsible for the acts and omissions of the Receiver and for the Receiver’s remuneration. In no event shall the Creditor be responsible for the acts and omissions of the Receiver or for the Receiver’s remuneration, subject to any applicable law.

9.	DISTRIBUTION OF PROCEEDS

All moneys and other assets arising from the exercise of the powers of the Receiver or the Creditor or otherwise received by the Creditor or the Receiver from the realisation of any Charged Asset shall be applied as follows:

(a)	in payment of the expenses incurred as a result of such realisation (including the appointment and remuneration of the Receiver);

(b)	in payment of all other expenses, interest and default interest (if any), linkage differentials and any other amounts due and payable by the Company to the Creditor and which have not been paid; and

(c)	in payment of all principal sums due and payable by the Company to the Creditor and which have not been paid.

10.	FURTHER ACTION

The Company further covenants with the Creditor from time to time upon demand to execute, at the Company ‘s own cost, any document or do any reasonable act or thing which:

(a)	in the reasonable determination of the Creditor is necessary to create, perfect, register or give effect to any pledge, charge, assignment or Security Interest created or intended to be created by this Debenture;

(b)	in the reasonable determination of the Creditor is necessary to preserve or protect any of the rights of the Creditor; or

(c)	the Creditor or the Receiver may reasonably specify with a view to facilitating the exercise, or the proposed exercise, of any of their powers or the protection, management or realisation of the Charged Assets upon the occurrence and during the continuance of an Event of Default, and in the event the Company fails to take any such action within such reasonable time, but in any event within not more than seven (7) Business Days following receipt of a written request thereof as requested by the Receiver in such notice, the Creditor may, and the Company hereby appoints the Creditor as its attorney-in-fact to, execute, at the Company’s expense, any such document or do any such act or thing, in the name and on behalf of the Company.

11.	PROTECTION OF CREDITOR AND RECEIVER

(a)	Other than with respect to fraud, or intentional act or omission, neither the Creditor nor the Receiver, nor any of their respective agents, managers, officers, directors, employees, delegates, and advisers shall be liable for any claim, demand, liability, loss, damage, cost or expense which arises out of the exercise or the attempted or purported exercise or the failure to exercise any of their respective rights, powers and discretions under this Debenture.

(b)	Neither the Creditor nor any Receiver, nor any of their respective agents, managers, officers, directors, employees, delegates, and advisers shall be under any duty to exercise any of their respective rights, powers and discretions under this Debenture.

(c)	To the extent permitted by applicable law, the Company hereby waives any requirements with respect to notice, form or the terms of the exercise by the Creditor, the Receiver, or any of their respective agents, managers, officers, directors, employees, delegates, and advisers of their respective rights, powers and discretions under this Debenture.

12.	INDEMNITY

12.1	The Company shall forthwith on demand indemnify each of the Creditor and the Receiver (as well as any subsidiaries or affiliates of the Creditor or the Receiver) and their respective officers, directors, agents, managers, servants and employees (the “Indemnified Persons”) against any loss, expense or liability incurred as a consequence of:

(a)	anything done or purported to be done by or on behalf of the Creditor or the Receiver under this Debenture or any other document as a result of any failure by the Company to comply with its obligations hereunder;

(b)	any payment in respect of the Secured Liabilities (whether made by the Company or a third person) being impaired or declared void for any reason whatsoever;

(c)	the exercise, or attempted or purported exercise, or the consideration of the exercise, by or on behalf of the Creditor or the Receiver of any of the rights or powers of the Creditor or of the Receiver or any other action taken by or on behalf of the Creditor or the Receiver with a view to or in connection with the recovery by the Creditor or Receiver of the Secured Liabilities from the Company or any other person; or

(d)	the carrying out of any other act or matter which the Creditor or the Receiver or any other person on behalf of either of them may consider to be necessary for the preservation of the Charged Assets, provided that the Company shall not be obliged to indemnify an Indemnified Person for any loss, expense or liability incurred solely as a consequence of the fraud or intentional act or omission of such Indemnified Person.

12.2	Any amount payable under Section 12.1 shall bear interest at the annual rate of 13% for the period commencing from the date on which the Company should have paid such amount until the date of actual payment of the same; such interest shall form part of the Secured Liabilities.

13.	COSTS AND EXPENSES

13.1	The Company shall pay all filing fees payable in respect of this Debenture or the transactions contemplated hereby.

13.2	All the fees, costs and expenses incurred by the Creditor or any Receiver in connection with the preparation, registration, perfecting or enforcement of this Debenture and realization of the Charged Assets shall be paid by the Company to the Creditor on its first demand and shall form part of the Secured Liabilities.

14.	ASSIGNMENT

14.1	This Debenture shall be binding upon and inure to the benefit of each party hereto and its permitted successors and assigns.

14.2	The Company may not assign or transfer all or any part of its rights and/or obligations under this Debenture.

14.3	The Creditor and all those claiming under it shall be entitled, at all times, to assign to others their rights under this Debenture, together with their rights under the Venture Loan Agreement pursuant and subject to the provisions of Section 13.5 of the Venture Loan Agreement, without the necessity of obtaining the Company’s consent thereto.

15.	MISCELLANEOUS

15.1	Communications

All notices or other communications hereunder shall be in writing and shall be given in person, by registered mail (registered international air mail if mailed internationally), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that written electronic confirmation of receipt is provided) with a copy by mail, addressed as set forth below:

If to the Company:	NEGEVTECH Ltd.

12 Hamada St.
Rehovot, Israel 76703

Attention: Oz Desheh

Telephone: (+972)-8-931-2222
Facsimile: (+972)-8-936-6051

With a copy to:

Tulchinsky Stern Marciano, Ben Zur, Cohen & Co.
Museum Tower
4 Berkowitz Street
Tel Aviv 64238, Israel
Attention: David Cohen, Adv.
Telephone: (+972)-3-607 5000
Facsimile: (+972)-3-607 5050

If to the Creditor:	Kreos Capital II Limited
47 Esplanade, St Helier, Jersey
Fax: +44 1534 889 884
Attn: The Directors

with a copy to:

Sharir, Shiv, Kadouch & Co., Law Offices
3 Azrieli Center
Tel Aviv 67023, Israel
Fax: +972 3 607 4778
Attn: Emmanuel Kadouch, Adv.

or such other address as any party may designate to the other in accordance with the aforesaid procedure. All communications delivered in person or by courier service shall be deemed to have been given upon delivery, those given by facsimile transmission shall be deemed given on the business day following transmission with confirmed answer back, and all notices and other communications sent by registered mail (or air mail if the posting is international) shall be deemed given ten (10) days after posting.

15.2	Delays or Omissions; Waiver

The rights of the Creditor may be waived only in writing and specifically; the conduct of the Creditor shall not be deemed a waiver of any of its rights pursuant to this Debenture and/or as a waiver or consent on its part as to any breach or failure to meet any of the terms of this Debenture or as an amendment hereto. A waiver by the Creditor in respect of a breach by the Company of its obligations shall not be construed as a justification or excuse for a further breach of its obligations.

No delay or omission to exercise any right, power, or remedy accruing to the Creditor upon any breach or default by the Company shall impair any such right or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

The rights of the Creditor hereunder may be exercised as often as necessary and are cumulative and not exclusive of its rights under the general law.

15.3	Amendments

Any term of this Debenture may be amended or modified only by a written document signed by the Company and the Creditor.

15.4	Entire Agreement

This Debenture together with the Debenture – Floating Charge, the Debenture Fixed Charge (IP) and the Venture Loan Agreement, all as may be amended and/or supplemented from time to time, contain the entire understanding of the parties with respect to their subject matter and all prior negotiations, discussions, agreements, commitments and understandings between them with respect thereto not expressly contained herein shall be null and void in their entirety, effective immediately with no further action required.

15.5	Severability

If a provision of this Debenture is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect the validity or enforceability in that jurisdiction of any other provision hereof or the validity or enforceability in other jurisdictions of that or any other provision hereof.

Where provisions of any applicable law resulting in such illegality, invalidity or unenforceability may be waived, they are hereby waived by each party to the full extent permitted so that this Debenture shall be deemed valid and binding agreements, in each case enforceable in accordance with its terms.

15.6	Counterparts, Facsimile Signatures

This Debenture may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Debenture. A signed Debenture received by a party hereto via facsimile will be deemed an original, and binding upon the party who signed it.

15.7	Governing Law and Venue

This Debenture shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the principles thereof relating to conflict of laws. The competent courts of the city of Tel Aviv-Jaffa shall have exclusive jurisdiction to hear all disputes arising in connection with this Debenture and no other courts shall have any jurisdiction whatsoever in respect of such disputes.

15.8	Further Actions

Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Debenture and the intentions of the parties as reflected thereby.

15.9	No Third-Party Beneficiaries

Nothing in this Debenture shall create or confer upon any person or entity, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities, except as expressly provided herein.

15.10	VAT

To the extent that any amount payable under this Debenture is subject to VAT by law, the party paying such amount shall pay the VAT against receipt of a duly issued VAT invoice.

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[Signature Page of Debenture]

IN WITNESS WHEREOF this Debenture has been executed by the Parties, on the day and year first above written.

—————————————— NEGEVTECH Ltd.	—————————————— Kreos Capital II Limited

By:	By:

Title:	Title:

SCHEDULE 1

List of Equipment

[***]

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

SCHEDULE 2

Form of Notice of Assignment

To:     [Insurer]

Date: [                ]

Dear Sirs,

We hereby give you notice (the “Notice”) that we have assigned by way of security (the “Assignment”) all of our right, title and interest in and to [insurance policy no. ______ and the proceeds thereof] (the “Relevant Documents”) to Kreos Capital II Limited (the “Creditor”), pursuant to a Debenture entered into by us in favour of the Creditor dated the date hereof, in relation to the Equipment as set out in the attached Appendix.

Notwithstanding the Assignment, we remain liable to perform all our obligations under the Relevant Documents, if any, and the Creditor will have no liability in respect of those obligations.

We hereby irrevocably instruct and authorise you to:

(i)	make all payments under or arising from the Relevant Documents to the following account with the Creditor (or such other account as the Creditor may notify you in writing):

Name: Number: Branch:

(ii)	disclose to the Creditor without any reference to or further authority from us and without any enquiry by you as to the justification for such disclosure, such information relating to the Relevant Documents as the Creditor may at any time and from time to time request, to the extent we were entitled to request such information pursuant to the terms of the Relevant Documents;

(iii)	comply with the terms of any written notice or instructions in any way relating to, or purporting to relate to, the Assignment, the sums payable to us from time to time in respect of the Relevant Document or the debts represented thereby which you receive at any time from the Creditor in respect of the Relevant Document without any reference to or further authority from us and without any enquiry by you as to the justification for or validity of such notice or instruction, to the extent we were entitled to issue such instruction or notice pursuant to the terms of the Relevant Document; and

(iv)	send copies of all certificates, notices, documents and other information supplied to us in relation to the Relevant Document to the Creditor.

Please also note that these instructions are not to be revoked or amended without the prior written consent of the Creditor.

This letter shall be governed by and construed in accordance with Israeli law.

Yours faithfully,

—————————————— NEGEVTECH Ltd.

SCHEDULE 3

Acknowledgement of assignment of Insurances

To:	(1) Kreos Capital II Limited

(2) NEGEVTECH Ltd.

[Date]

Dear Sirs,

We acknowledge receipt of the attached notice of assignment (the “Notice”) and we irrevocably and unconditionally consent to the assignment set out in it and we undertake to be bound by its terms.

We confirm that we have not received notice of any other assignment of the Relevant Document. This Acknowledgement will be governed by and construed in accordance with Israeli law.

—————————————— For and on behalf of [_____________]

SCHEDULE 4

Notice of assignment of Compensation Proceeds

To: [                 ]

[Date]

Re: The equipment set out in the attached schedule (the “Equipment”)

We hereby give you notice (the “Notice”) that we have assigned by way of security (the “Assignment”) to Kreos Capital II Limited (the “Creditor”), all of our right, title and interest, present and future, to all amounts that are payable under the Property Tax and Compensation Fund Law, 5721-1961, and under any other applicable law, arising in connection with the Equipment (“Compensation Proceeds”).

Please acknowledge that you have received this Notice by signing and returning to each of the Creditor and ourselves a copy of the attached Acknowledgement.

This Notice will be governed by and construed in accordance with Israeli law.

—————————————— For and on behalf of NEGEVTECH Ltd.

SCHEDULE

Description of Equipment

Equipment	Serial Number/Identification

Schedule 5

Acknowledgement of assignment of Compensation Proceeds

Re: The equipment set out in the attached schedule (the “Equipment”)

To:	(1) Kreos Capital II Limited

(2) NEGEVTECH Ltd.

[Date]

Dear Sirs,

We acknowledge receipt of the attached notice of assignment (the “Notice”) and we irrevocably and unconditionally consent to the assignment set out in it and we undertake to be bound by its terms.

We confirm that we have not received notice of any other assignment of the Compensation Proceeds.

This Acknowledgement will be governed by and construed in accordance with Israeli law.

—————————————— For and on behalf of [ ]

SCHEDULE

Description of Equipment

Equipment	Serial Number/Identification

DEBENTURE – FLOATING CHARGE

UNLIMITED IN AMOUNT

BETWEEN

NEGEVTECH LTD.
as Company

AND

KREOS CAPITAL II LIMITED
as Creditor

DATED March 30, 2008

DEBENTURE – FLOATING CHARGE

THIS DEBENTURE – FLOATING CHARGE is dated the 30th day of March 2008 between:

1.	NEGEVTECH LTD., a company organized under the laws of the State of Israel, with registered number 51-163426-3 and registered office at 12 Hamada St. Rehovot 76703, Israel (the “Company”); and

2.	Kreos Capital II Limited, a company incorporated in Jersey under registered number 05981165 whose registered office is at 47 Esplanade, St Helier, Jersey (the “Creditor”).

WHEREAS:

(A)	The Creditor has agreed to lend certain sums to the Company pursuant to an agreement between the Company, and the Creditor dated March 30, 2008 (the “Venture Loan Agreement”); and

(B)	In order to secure the full and punctual payment and performance when due of the Secured Liabilities, the Company has agreed to: (i) charge by way of first ranking fixed charge all the Company’s equipment specified in Schedule I of the Debenture Fixed Charge in favour of the Creditor in accordance with the terms thereto; (ii) charge by way of second ranking floating charge all the Company’s assets, in favour of the Creditor in accordance with the terms hereof; and (iii) charge by way of second ranking fixed charge the Company’s intellectual property in favour of the Creditor in accordance with the terms of the “Debenture – Fixed Charge (IP) (as defined below).

NOW THEREFORE, the parties agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Debenture, the following terms shall have the following meanings:

Bank Leumi Fixed -Charge	Means the first rank fixed charge created under that certain debenture fixed charge, by the Company in favour of Bank Leumj Le'Israel, on March 2, 2005.

Bank Leumi Fixed Charge (Deposits)	Means the first rank fixed charge created by the Company under that certain debenture fixed charge over the Company's deposits, in favour of Bank Leumj Le'Israel, on February 20, 2007.

Bank Leumi Floating Charge	Means the first rank floating charge created, under that certain debenture floating charge, by the Company in favour of Bank Leumi Le Israel, on December 22, 2004.

Charged Assets	Those assets of the Company charged, pledged or assigned by way of charge to the Creditor pursuant to Section 3 (Security).

Debenture	This Debenture - Floating Charge.

Debenture- Fixed Charge	Means the Debenture - Fixed Charge signed between the Company and the Creditor on the date hereof, as may be amended from time to time.

Debenture - Fixed Charge (IP)	Means the Debenture - Fixed Charge (IP) signed between the Company and the Creditor on the date hereof, as may be amended from time to time.

Indemnified Persons	As defined in Section 12.

Insurances	Means:

(a)	all contracts and policies of insurance executed and/or issued from time to time in relation to any of the Charged Assets;

(b)	all payments to the Company in relation to (a) above, and

(c)	all claims, rights and remedies of the Company arising from (a) and (b) above.

Intellectual Property	As defined in Schedule 1 of this Debenture.

Kreos Fixed Charge	Means the first ranking fixed charge created under the Debenture - Fixed Charge.

Kreos Fixed Charge (IP)	Means the second ranking fixed charge created under the Debenture - Fixed Charge (IP).

Kreos Floating Charge	Means the second ranking floating charge created under the Debenture - Floating Charge.

Ordinary Course of Business	to the extent it relates to Intellectual Property or any other Charged Assets, includes any license agreement, any sale agreement of products, services, goods or inventory, any distribution, resale or agent agreement, any OEM or similar agreement, any manufacturing agreement, any joint development agreement, any lease agreement, any joint venture agreement in the context of any of the above or any waiver or compensation with regards to any of the Charged Assets, provided, however, that an agreement that constitutes an effective transfer, or includes a potentially effective transfer, of a significant part of the technology of the Borrower or a significant part of the assets of the Company will not be regarded as in the Ordinary Course of Business. By way of example, an exclusive, perpetual, worldwide license for a core technology of the Company or Negevtech Inc. or an OEM agreement according to which a company was given an exclusive right to use a core technology for all potential applications of that technology would not be regarded as in the Ordinary Course of Business. Any escrow agreement entered into as part of a transaction which is in the Ordinary Course of Business will be regarded as part of the Ordinary Course of Business provided that, upon the release of the escrow, the beneficiary of the escrow is entitled to use the technology of the Borrower only as may be necessary to fulfil the Company's or Negevtech Inc.'s undertakings under such transaction.

Plenus Group	Means the lenders under the Loan Agreement as of October 11, 2005, namely: Plenus Technologies Ltd, Bank Leumi Le-Israel BM, Golden Gate Bridge Found LP, Plenus II LP and Plenus II (D.S.M.) LP.

Plenus Group Fixed Charge	Means the first rank fixed charge created under that certain debenture fixed charge, by the Company, in favour of the Plenus Group on November 30, 2005.

Plenus Group Floating Charge	Means the first rank floating charge created under that certain debenture floating charge, by the Company, in favour of the Plenus Group on November 30, 2005.

Receiver	A receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official appointed by or on application of the Creditor, pursuant to the terms of this Debenture.

Secured Liabilities	As defined in Section 2.1.

Security Interest	Any mortgage, pledge, lien, hypothecation, assignment by way of security, security interest or other charge or encumbrance over, of or in the relevant property.

Venture Loan Agreement	As defined in the First Recital.

1.2	Words and defined terms denoting the singular number include the plural and vice versa and the use of any gender shall be applicable to all genders.

1.3	The paragraph headings are for the sake of convenience only and shall not affect the interpretation of this Debenture.

1.4	The recitals, schedules, appendices, annexes and exhibits hereto form an integral part of this Debenture.

2.	PURPOSE

2.1	Secured Liabilities

The Security Interests created by this Debenture are created to secure the full and punctual payment and performance of all the Company’s obligations pursuant to the Venture Loan Agreement together with all expenses and other amounts due or to become due from the Company under the terms of this Debenture including, without limitation, reasonable legal fees, the fees and costs of any Receiver and any other costs incurred in realizing the Security Interests granted hereunder (all such amounts, the “Secured Liabilities”).

2.2	Prepayment

Except as expressly set forth in Section 4.4 of the Venture Loan Agreement or any other provisions thereof: (i) the Company shall not be entitled to discharge any amount of the Secured Liabilities prior to the agreed date for payment thereof; and (ii) neither the Company nor any third party having a right liable to be affected by the charges hereby created or the realisation thereof shall have any right under Section 13(b) of the Pledge Law, 5727-1967 or any other statutory provisions in substitution therefor.

3.	SECURITY

3.1	Creation of Floating Charge

As security for the full and punctual payment or performance when due (whether at stated maturity, acceleration or otherwise) of the Secured Liabilities by the Company, the Company hereby, absolutely and unconditionally charges in favour of the Creditor by way of second ranking floating charge:

(a)	to the maximum extent possible, all of the Company’s rights, title and interests in and to all of its present and future tangible and intangible assets, properties, rights and interests of any kind, whether contingent or absolute, including (for purposes of illustration), but in no way limited to, the assets described in Schedule 1 hereto; and

(b)	to the extent not included in the foregoing, all present and future rights to compensation, indemnity, insurance proceeds, warranty or guaranty accruing to the Company by reason of the loss of, damage to or expropriation of, or any other event or circumstance with respect to, such Charged Assets and all proceeds and benefits directly deriving from such Charged Assets (including, without limitation, those received upon any collection, exchange, sale or other disposition of such Charged Assets and any property into which such Charged Assets are converted, whether cash or non-cash) (Sections 3.1(a) and (b) collectively, the “Charged Assets”).

The Company hereby assigns to and in favour of the Creditor by way of second ranking floating charge (and each of the following shall be deemed to be expressly included in paragraph (b) above):

(i)	all present and future rights, claims and remedies of the Company under and in respect of the Insurances and any monies paid or payable pursuant thereto whether held in or for the benefit of any trust or other account relative thereto or otherwise;

(ii)	all of the present and future rights, claims and remedies of the Company under and deriving from the Property Tax and Compensation Fund Law, 5721-1961 as in force from or at any relevant time, and under any other applicable law arising in connection with the Charged Assets;

(iii)	all present and future rights to compensation, indemnity, warranty or guaranty accruing to the Company by reason of the loss of, damage to or expropriation of, or any other event or circumstance with respect to, the Charged Assets.

3.2	Second Ranking

The Company specifically acknowledges that all of the Security Interests created by the Company under Section 3 (Security) of this Debenture shall rank in priority to any other Security Interests created by the Company, other than Plenus Floating Charge and Bank Leumi Floating Charge.

4.	PRESERVATION OF SECURITY

4.1	Continuing Security

The Company declares and agrees that:

(a)	the Security Interests created by this Debenture shall remain in force as continuing security for the payment and discharge of the Secured Liabilities and shall remain in force notwithstanding any other act, event or matter whatsoever, and, subject to Section 4.4, shall be released and discharged only upon the execution by the Creditor of a written release of the Security Interests created by this Debenture;

(b)	the Security Interests created and the powers conferred by this Debenture are in addition to, and are not in any way prejudiced or affected by, any other agreement between the Company and the Creditor; and

(c)	the Creditor will not be bound to enforce any other Security Interests before enforcing the Security Interests created by this Debenture.

4.2	Nature of Security Interests

All Security Interests that have been or may be created in favour of the Creditor for payment and performance of the Secured Liabilities shall be independent of one another.

For the avoidance of doubt, it is hereby clarified that this Debenture is in addition to the Debenture – Fixed Charge (and in no manner in lieu thereof or replacement thereto), and in addition to the Debenture – Fixed Charged (IP) (and in no manner in lieu thereof or replacement thereto), and each of this Debenture, the Debenture – Fixed Charge and the Debenture – Fixed Charge (IP) shall independently serve as aforesaid to secure the Secured Liabilities in their entirety. Without derogating from the generality of the foregoing or from any other right of the Creditor, the Creditor shall have the right to act on this Debenture, on the Debenture – Fixed Charge, or on the Debenture Fixed Charged (IP) or on all three, in each case in connection with the Security Interest created by each (including, without limitation, with respect to any and all assets, properties and rights subject to both this Debenture and the Debenture- Fixed Charge); and no action or omission relating to any such Security Interest shall prevent or estop the Creditor from invoking such other Security Interest, at the same time or subsequently.

4.3	Liability of the Company; Security Interest Absolute

(a)	The Company is a principal debtor and the Charged Assets are a principal security for the Secured Liabilities and, without prejudice to the foregoing, none of the rights of the Creditor, the Security Interests created hereunder or the liabilities or obligations of the Company or any third party, shall be impaired or discharged by (without limitation):

(i)	the Creditor releasing any of the Charged Assets or granting any time or any indulgence whatsoever to or making any settlement, composition or arrangement with any third party;

(ii)	the Creditor asserting or pursuing, failing or neglecting to assert or pursue, or delaying in asserting or pursuing, or waiving, any of its rights or remedies against the Company or any third party arising under or by virtue of this Debenture or otherwise;

(iii)	the Creditor making any variation, amendment or supplement to this Debenture, any agreement between the Creditor and the Company or any third party or any other document or instrument from time to time entered into between the Company or any third party and the Creditor;

(iv)	any change in the time, manner, place of payment or any other term or condition of the Secured Liabilities, or any other amendment or waiver of or under any agreement between the Creditor and the Company, the Charged Assets or any document related thereto;

(v)	the non-perfection of any Security Interest or any release, waiver or amendment from any guaranty for all or part of the Secured Liabilities;

(vi)	the Creditor taking, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering, exchanging or releasing any Security Interest in relation to the Company or any third party in such manner as any of them thinks fit, or claiming, proving for, accepting or transferring any payment in respect of the Secured Liabilities or the liabilities of any other third party in any composition by, or winding up of, any such party and/or any third party, or abstaining from so claiming, proving, accepting or transferring;

(vii)	any lack of enforceability of any or all of any agreement between the Creditor and the Company, the Secured Liabilities, any security therefore or any agreement or document relating thereto; or

(viii)	to the fullest extent permitted by applicable law, any other circumstance that could otherwise constitute a defence to or discharge of the Company or any third party, other than the payment and performance in full of the Secured Liabilities.

(b)	Notwithstanding anything to the contrary contained in this Debenture, the Company will remain liable to observe and perform all of the conditions and obligations relating to or constituting the Secured Liabilities or the Charged Assets and neither the Creditor nor any Receiver will be under any obligation or liability with respect to the Secured Liabilities or the Charged Assets by reason of or arising out of this Debenture. Neither the Creditor nor any Receiver will be required in any manner to perform or fulfil any of the obligations of the Company in respect of the Secured Liabilities or the Charged Assets, or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action or to collect any amount or enforce any right or remedy hereunder.

(c)	The exercise by the Creditor of any of the rights or remedies hereunder shall not release the Company from any of its liabilities or obligations under any agreement between the Creditor and the Company unless the Secured Liabilities have been undisputedly satisfied in full as a result of such exercise by the Creditor of any of the rights or remedies hereunder; for the avoidance of doubt, the application of the Charged Assets to satisfy part of the Secured Liabilities shall not release the Company from its obligation to pay and perform the Secured Liabilities in full.

4.4	Avoidance of Payments

To the extent that the Company or any third party on behalf of the Company makes a payment or payments to the Creditor, or the Creditor enforces any Security Interest or exercises any right of set-off and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently avoided or set aside, declared to be fraudulent or preferential or required to be repaid or refunded or reduced by virtue of any applicable law relating to bankruptcy, insolvency, administration, receivership, liquidation or similar proceedings, the Secured Liabilities or any part thereof originally intended to be satisfied, and this Debenture and all Security Interests, rights and remedies therefore shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred.

5.	REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants as follows:

5.1	It is duly incorporated and validly existing under the laws of the State of Israel, with power and authority to own assets and to carry on its business as now being conducted.

5.2	It is duly and validly registered with the Israeli Registrar of Companies, with company number 51-163426-3.

5.3	It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Debenture and the transactions contemplated hereby.

5.4	All corporate action on the part of the Company, its directors, and its shareholders necessary for the authorisation, execution and delivery of the Debenture and the performance of all of its obligations hereunder have been taken.

5.5	This Debenture constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

5.6	All authorisations required in connection with the entry into, performance, validity and enforceability of this Debenture and the transactions contemplated hereby have been obtained or effected and are in full force and effect and no steps have been taken to revoke or cancel any authorisation obtained or effected.

5.7	The Security Interests created hereby constitute a legal, valid and binding, second ranking floating charge over the Charged Assets, enforceable in accordance with the terms hereof. This Debenture confers the Security Interests it purports to confer over all of the Charged Assets and those Security Interests:

(a)	are not subject to any senior, pari passu, junior or subordinated Security Interests (other than (i) any lien arising by operation of law in the ordinary course of business; (ii) the Kreos Fixed Charge; (iii) the Bank Leumi Floating Charge; (iv) the Plenus Group Floating Charge; (v) the Bank Leumi Fixed Charge; (vi) the Bank Leumi Fixed Charge (Deposits); (vii) the Kreos Fixed Charge (IP); and (viii) the Plenus Fixed Charge)

(b)	are not liable to avoidance, due to (i) bankruptcy, winding-up, creditors’ arrangement or any other similar insolvency proceedings for the reorganisation of the affairs of the Company or (ii) any other similar act or circumstance of the Company on the date of execution of this Debenture.

5.8	It has good and marketable title to the Charged Assets, free and clear of any Security Interests, except for: (i) the Kreos Fixed Charge; (ii) the Plenus Group Floating Charge; (iii) the Bank Leumi Floating Charge; (iv) the Kreos Fixed Charge (IP); the Bank Leumi Fixed Charge; (v) Bank Leumi Fixed Charge (Deposits); (vii) the Plenus Group Fixed Charge (With the above seven exceptions, the Charged Assets are not affected by any restriction or condition relating to the transfer of ownership therein or to the mortgage, pledge or charge thereof under any agreement whatsoever.

5.9	The Charged Assets that are tangible assets are in all material respects in good and substantial repair.

6.	UNDERTAKINGS

The Company hereby undertakes as follows:

6.1	It shall not sell, convey, transfer, grant or lease or otherwise dispose of (or agree to do any of the foregoing at any future time) any Charged Asset [“Dispose”], other than in the Ordinary Course of Business. It is hereby clarified that without derogating from the above, the Company may Dispose of any of its inventory as it deems appropriate for the purpose of its business, provided, however, that such disposal shall be in the ordinary course of business and for the consideration determined by the Board of Directors of the Company (or in the absence of such determination, for a reasonable consideration) and may Dispose the Intellectual Property or any other Charged Assets in the Ordinary Course of Business.

6.2	It shall not create or permit to subsist any Security Interest on (or agree to do any of the foregoing at any future time) any of the Charged Assets (whether ranking in priority or parity to or after the Security Interests created hereby), except for (i) the Kreos Fixed Charge; (ii) the Plenus Group Floating Charge; (iii) the Bank Leumi Floating Charge; (iv) the Kreos Fixed Charge (IP); the Bank Leumi Fixed Charge; (v) Bank Leumi Fixed Charge (Deposits); (vii) the Plenus Group Fixed Charge

6.3	It shall defend the Charged Assets or cause the Charged Assets to be defended against, and shall take, at its expense, any reasonable action necessary to remove any Security Interest over the Charged Assets (except with regard to the charges specified in Section 5.8 ), and shall defend the right, title and interest of the Creditor in and to any Charged Asset against the claims and demands of all other persons.

6.4	It shall keep the Charged Assets which are equipment in good working order and condition (normal wear and tear excepted). The Company shall repair any damage or defect which may occur to such Charged Assets, in whole or in part, as the result of use or for any other reason whatsoever. Without derogating from its obligations hereunder, the Company shall notify the Creditor immediately of any material damage or defect to the Charged Assets or any part thereof.

6.5	It will not take any action which could prejudice or damage the Charged Assets or the enforceability of the Security Interests created hereunder.

6.6	It shall deposit with the Creditor all copies of certificates and other documents of title or evidence of ownership in the Charged Assets and all ancillary documents relating to or affecting the Charged Assets as the Creditor may from time to time specify.

6.7	It will allow the Creditor or the Creditor’s representatives at all times to inspect the condition of the Charged Assets wherever the same may be.

6.8	The Company shall keep insured at all times the Charged Assets which are eligible for being insured, for full value and shall comply with the terms of such insurance policies.

6.9	The Company shall, forthwith upon the Creditor’s first demand, furnish the Creditor with any licence, confirmation, certificate, receipt or other document which, in the opinion of the Creditor, is required or necessary for purpose of proof of compliance by the Company with its obligations under this Section 6.

6.10	Without derogating from the rights of the Creditor, the Company shall notify the Creditor of any default under this Debenture (and the steps, if any, being taken to remedy it) promptly upon it becoming aware of the occurrence thereof. In particular, the Company shall:

(a)	notify the Creditor immediately of the occurrence of any seizure, requisition, expropriation or forfeiture of the Charged Assets or any part thereof;

(b)	notify the Creditor immediately of the imposition of any attachment or the issue of any execution proceedings or of any application for the appointment of a receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official (whether interim or permanent) over or with respect to the Charged Assets or any part thereof and shall immediately notify the authorities that levied such attachment or issued such execution proceedings or received the application for the appointment of such receiver, trustee, administrator, administrative receiver, custodian, conservator, special manager or other similar official and any third party who initiated or applied for such action, of this Debenture in favour of the Creditor, and forthwith to take, at the expense of the Company, all steps necessary for the discharge of such attachment, execution proceedings or appointment, as the case may be.

6.11	The Company shall, forthwith following the execution of this Debenture, register the Security Interests created by this Debenture with the Israeli Registrar of Companies and any other necessary registry and perfect such registration within 14 days from the date hereof and shall deliver to the Creditor original certificates of registration of such Security Interests.

6.12	The Company shall, forthwith following the execution of the Debenture, , deliver to the Creditor, Notices of Assignment in the form of Schedule 2 and Schedule 4, duly executed by the Company or on its behalf and addressed, in the case of notices in the form of Schedule 2, to each of the insurers liable on the Insurances and, in the case of the notice in the form of Schedule 4, to the relevant governmental agency, and shall use all reasonable endeavours to ensure that the said insurers and governmental agency execute an acknowledgement of receipt of every such Notice of Assignment in the form of Schedule 3 and Schedule 5 respectively The Notices of Assignment shall be held in escrow by Sharir Shiv Kadouch & Co. Law Office, until the occurrence of any Event of Default.

6.13	For the avoidance of doubt, and notwithstanding anything to the contrary herein, it is hereby clarified that with respect to any and all of the assets, properties and rights of the Company which are, or which may in the future be, subject to the charge under the Debenture – Fixed Charge, and under the Debenture Fixed Charge (IP), the Company is and shall be subject to the terms, conditions, limitations and restrictions contained in the Debenture – Fixed Charge and in the Debenture Fixed Charge (IP) in addition to those contained herein

7.	RIGHTS OF THE CREDITOR

7.1	Creditor’s Right to Perform

Without derogating from the rights of the Creditor to realize the Security Interests granted hereunder, if the Company for any reason whatsoever fails to duly and punctually observe or perform or comply with any of its obligations under this Debenture, including under Section 6, the Creditor shall, after giving written notice to the Company, have the power, on behalf of or in the name of the Company or otherwise, to perform the obligations and to take any steps which the Creditor may, in its absolute discretion, consider appropriate with a view to remedying, or mitigating the consequences of the failure, but without in any way becoming liable therefor and provided that the exercise of this power, or the failure to exercise it, shall in no circumstances prejudice the Creditor’s rights hereunder.

7.2	Set-Off

The Creditor may, at any time, set off any sum, whether in Israeli currency or in foreign currency, as the case may be, due or owing to the Company from the Creditor in any account, manner or circumstance whatsoever, against the Secured Liabilities, in whole or in part. In no event and under no circumstances may the Company set off any sum that may be due or owing to the Company from the Creditor in any account, manner or circumstance whatsoever, against the Secured Liabilities, in whole or in part.

8.	DEFAULT AND ENFORCEMENT

8.1	Events of Default

The occurrence of any of the following events shall constitute an Event of Default:

(ee)	the preconditions set out in Clause 2.5 of the Venture Loan Agreement are not satisfactorily accomplished within forty five (45) days of signature of the Venture Loan Agreement unless the period for satisfactory accomplishment is extended pursuant to and in accordance with Clause 3.2 of the Venture Loan Agreement; or

(ff)	the Company fails to pay when due and payable or (if so payable) on demand any sum payable under the Venture Loan Agreement or the Security Documents or under any document relating to the Security Documents provided however that such failure to pay shall not constitute an Event of Default if such failure has been rectified within five (5) Business Days after the Creditor has advised the Company of such non-payment; or

(gg)	any other breach by the Company occurs of any provision of the Venture Loan Agreement or the Security Documents (other than a breach covered by this section 8.1) unless: (i) the Creditor notifies the Company in writing that it is satisfied that the breach has not put any of the Security for the Loan immediately at risk and that it considers that the breach is capable of remedy; and (ii) within ten (10) Business Days after the Creditor serves on the Company a notice of default under the Venture Loan Agreement, or such longer period as the Creditor may specify in such notice, the Company remedies the breach to the satisfaction of the Creditor; or

(hh)	any representation, warranty or statement made by, or by an officer of, the Company in the Venture Loan Agreement or the Security Documents or in a Drawdown Notice or any other notice or document relating to the Venture Loan Agreement or any other Security Document is untrue or misleading in any material respect when it is made in a manner that adversely affect the Charged Assets; or

(ii)	financial indebtedness of the Company in an amount of at least US$250,000 is not paid when due as a consequence of a default with respect thereto or any Security Interest over any assets of the Company is lawfully enforced; or

(jj)	any order shall be made by any competent court or any resolution shall be passed by the Company for the appointment of a liquidator, administrator or receiver of, or for the winding up of, the Company and, in any such case, such order or resolution is not set aside, cancelled or revoked within thirty (30) Business Days after being made or passed and is contested by the Company, within fifteen (15) days in good faith in circumstances where the sum of money owed is fully covered by reserves; or

(kk)	an encumbrancer takes possession of or a receiver is appointed over the whole or, in the opinion of the Creditor, any material part of, the assets of the Company or a distress, execution or other process is levied or enforced upon or sued out against the whole or a material part of the assets of the Company and, in any such case, if such procedure is not terminated within thirty (30) Business Days after commencement and is contested by the Company within fifteen (15) days in good faith in circumstances where the sum of money owed is fully covered by reserves; or

(ll)	the Company shall stop payment or shall be unable to, or shall admit inability to, pay its debts as they fall due, or shall be adjudicated or found bankrupt or insolvent, or shall enter into any composition or other arrangement with its creditors generally; or

(mm)	any event shall occur which under the law of any jurisdiction to which the Company is subject has an effect equivalent or similar to any of the events referred to in Clause 8.1.6, 8.1.7 or 8.1.8 of the Venture Loan Agreement; or

(nn)	the Company ceases or suspends carrying on its business or a material part of its business; or

(oo)	it becomes unlawful or impossible (i) for the Company to discharge any liability under the Venture Loan Agreement or to comply with any other material obligation under the Venture Loan Agreement or the Security Documents, or (ii) for the Creditor to exercise or enforce any right under, or to enforce any Security Interest created by the Venture Loan Agreement or the Security Documents; or

(pp)	any material provision of the Venture Loan Agreement or the Security Documents proves to have been or becomes invalid or unenforceable, or a Security Interest created by the Security Documents proves to have been or becomes invalid or unenforceable or such a Security Interest proves to have ranked after, or loses its priority under the Venture Loan Agreement and \or the Security Documents (to the extent such priority applies under the Venture Loan agreement and \or the Security Documents) to, another Security Interest or any other third party claim or interest, provided however that if the Company proposes replacement security which the Creditor accepts, and such replacement security is constituted in a manner acceptable to the Creditor within such period of time as the Creditor may require, such event shall cease to constitute an Event of Default; or

(qq)	the security constituted by the Security Documents is in any way materially imperilled or in jeopardy (including by way of decrease in market value below a normal depreciation, but excluding depreciation made in accordance with US GAAP) provided however that if the Company proposes replacement security which the Creditor accepts, and such replacement security is constituted in a manner acceptable to the Creditor within such period of time as the Creditor may require, such event shall cease to constitute an Event of Default; or

(rr)	any other event (whether related or not) occurs (including, without limitation, a material adverse change, from the position applicable as at the date of the Venture Loan Agreement) in the business affairs or condition (financial or otherwise) of the Company), the effect of which is to materially imperil, delay or prevent the due fulfilment by the Company of any of its obligations or undertakings in the Venture Loan Agreement or the Security Documents; or

(ss)	any event of default (howsoever described) specified in any loan agreement or security document signed by the Company and underlying: (i) the Bank Leumi Floating Charge; (ii) the Plenus Group Floating charge; (iii) the Kreos Fixed Charge; (iv) the Kreos Fixed Charge (IP); the Bank Leumi Fixed Charge; (v) Bank Leumi Fixed Charge (Deposits); (vii) the Plenus Group Fixed Charge

8.2	Creditor’s Powers

(a)	On the occurrence of an Event of Default, the Creditor shall be entitled to declare any or all of the Secured Liabilities immediately due and payable.

(b)	On and at any time after the occurrence of an Event of Default, the Creditor shall also be entitled to take all such steps as it sees fit to collect the Secured Liabilities from the Company and, in addition thereto, without prejudice to any and all of its other rights, to realise the Charged Assets, whether by the application for the appointment of a Receiver or whether by any other method the Creditor shall see fit.

(c)	The Creditor shall be entitled, in any proceedings concerning the bankruptcy, liquidation, winding up or receivership (or similar proceedings) of the Company, to:

(i)	demand, claim, collect and enforce and prove the Secured Liabilities and give acquittance thereunder;

(ii)	file any claims and proofs, give receipts and take all such proceedings and do all such things as the Creditor sees fit to recover the Secured Liabilities; and

(iii)	receive all distributions on and payments with respect to the Secured Liabilities.

(d)	The Creditor shall have all powers that it may, in its full discretion, determine to be desirable or necessary to preserve the Charged Assets and the Security Interests created hereby and to take all such steps for such purpose at the Company’s expense.

8.3	Receiver

(a)	The Receiver shall have all powers conferred by applicable law, including, without limitation, the power:

(i)	to receive into his hands the Charged Assets and to take possession thereof;

(ii)	to require the Company to deliver or otherwise make available such of the Charged Assets as the Receiver may demand, and without the consent of the Company, enter into any premises of the Company or any place where the Charged Assets are located and take possession of any of the Charged Assets;

(iii)	to manage the Company’s business or participate in the management thereof as he may see fit;

(iv)	to sell or agree to the sale of the Charged Assets, in whole or in part, or to transfer the same in any other manner upon such conditions as he may see fit;

(v)	to exercise any right charged or pledged hereunder in the same manner in which the Company was entitled to exercise such right in accordance with the terms of Section 20 of the Pledge Law, 5727-1967;

(vi)	to employ accountants, lawyers, surveyors, engineers, quantity surveyors, contractors, workmen and others and to purchase or hire materials, tools, equipment or supplies;

(viii)	to do any other act or thing which the Receiver considers to be incidental or conducive to the exercise of any other right exercisable by him; and

(ix)	to make any other arrangement with respect to the Charged Assets or any part thereof as he may see fit.

(b)	Should the payment date of the Secured Liabilities or any part thereof not yet have fallen due at the time of the sale of the Charged Assets, or the Secured Liabilities be due to the Creditor or Receiver on a contingent basis only, then the Creditor or Receiver shall be entitled to recover out of the proceeds of the sale an amount sufficient to cover the Secured Liabilities (or such part thereof) and the amount so recovered and yet to be appropriated to the discharge of the amounts due shall be charged to the Creditor or Receiver as security for, and be held by the Creditor or Receiver until the discharge in full of, the Secured Liabilities.

(c)	The Receiver will be the agent of the Company and the Company alone shall be responsible for the acts and omissions of the Receiver and for the Receiver’s remuneration. In no event shall the Creditor be responsible for the acts and omissions of the Receiver or for the Receiver’s remuneration, subject to any applicable law.

9.	DISTRIBUTION OF PROCEEDS

All moneys and other assets arising from the exercise of the powers of the Receiver or the Creditor or otherwise received by the Creditor or the Receiver from the realisation of any Charged Asset shall be applied as follows:

(a)	in payment of the expenses incurred as a result of such realisation (including the appointment and remuneration of the Receiver);

(b)	in payment of all other expenses, interest and default interest (if any), linkage differentials and any other amounts due and payable by the Company to the Creditor and which have not been paid; and

(c)	in payment of all principal sums due and payable by the Company to the Creditor and which have not been paid.

10.	FURTHER ACTION

The Company further covenants with the Creditor from time to time upon demand to execute, at the Company ‘s own cost, any document or do any reasonable act or thing which:

(a)	in the reasonable determination of the Creditor is necessary to create, perfect, register or give effect to any pledge, charge, assignment or Security Interest created or intended to be created by this Debenture;

(b)	in the reasonable determination of the Creditor is necessary to preserve or protect any of the rights of the Creditor; or

(c)	the Creditor or the Receiver may reasonably specify with a view to facilitating the exercise, or the proposed exercise, of any of their powers or the protection, management or realisation of the Charged Assets upon the occurrence and during the continuance of an Event of Default, and in the event the Company fails to take any such action within such reasonable time, but in any event within not more than seven (7) Business Days following receipt of a written request thereof as requested by the Receiver in such notice, the Creditor may, and the Company hereby appoints the Creditor as its attorney-in-fact to, execute, at the Company’s expense, any such document or do any such act or thing, in the name and on behalf of the Company.

11.	PROTECTION OF CREDITOR AND RECEIVER

(a)	Other than with respect to fraud, or intentional act or omission, neither the Creditor nor the Receiver, nor any of their respective agents, managers, officers, directors, employees, delegates, and advisers shall be liable for any claim, demand, liability, loss, damage, cost or expense which arises out of the exercise or the attempted or purported exercise or the failure to exercise any of their respective rights, powers and discretions under this Debenture.

(b)	Neither the Creditor nor any Receiver, nor any of their respective agents, managers, officers, directors, employees, delegates, and advisers shall be under any duty to exercise any of their respective rights, powers and discretions under this Debenture.

(c)	To the extent permitted by applicable law, the Company hereby waives any requirements with respect to notice, form or the terms of the exercise by the Creditor, the Receiver, or any of their respective agents, managers, officers, directors, employees, delegates, and advisers of their respective rights, powers and discretions under this Debenture.

12.	INDEMNITY

12.1	The Company shall forthwith on demand indemnify each of the Creditor and the Receiver (as well as any subsidiaries or affiliates of the Creditor or the Receiver) and their respective officers, directors, agents, managers, servants and employees (the “Indemnified Persons”) against any loss, expense or liability incurred as a consequence of:

(a)	anything done or purported to be done by or on behalf of the Creditor or the Receiver under this Debenture or any other document as a result of any failure by the Company to comply with its obligations hereunder;

(b)	any payment in respect of the Secured Liabilities (whether made by the Company or a third person) being impaired or declared void for any reason whatsoever;

(c)	the exercise, or attempted or purported exercise, or the consideration of the exercise, by or on behalf of the Creditor or the Receiver of any of the rights or powers of the Creditor or of the Receiver or any other action taken by or on behalf of the Creditor or the Receiver with a view to or in connection with the recovery by the Creditor or Receiver of the Secured Liabilities from the Company or any other person; or

(d)	the carrying out of any other act or matter which the Creditor or the Receiver or any other person on behalf of either of them may consider to be necessary for the preservation of the Charged Assets, provided that the Company shall not be obliged to indemnify an Indemnified Person for any loss, expense or liability incurred solely as a consequence of the fraud or intentional act or omission of such Indemnified Person.

12.2	Any amount payable under Section 12.1 shall bear interest at the annual rate of 13% for the period commencing from the date on which the Company should have paid such amount until the date of actual payment of the same; such interest shall form part of the Secured Liabilities.

13.	COSTS AND EXPENSES

13.1	The Company shall pay all filing fees payable in respect of this Debenture or the transactions contemplated hereby.

13.2	All the fees, costs and expenses incurred by the Creditor or any Receiver in connection with the preparation, registration, perfecting or enforcement of this Debenture and realization of the Charged Assets shall be paid by the Company to the Creditor on its first demand and shall form part of the Secured Liabilities.

14.	ASSIGNMENT

14.1	This Debenture shall be binding upon and inure to the benefit of each party hereto and its permitted successors and assigns.

14.2	The Company may not assign or transfer all or any part of its rights and/or obligations under this Debenture.

14.3	The Creditor and all those claiming under it shall be entitled, at all times, to assign to others their rights under this Debenture, together with their rights under the Venture Loan Agreement pursuant and subject to the provisions of Section 13.5 of the Venture Loan Agreement, without the necessity of obtaining the Company’s consent thereto.

15.	MISCELLANEOUS

15.1	Communications

All notices or other communications hereunder shall be in writing and shall be given in person, by registered mail (registered international air mail if mailed internationally), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that written electronic confirmation of receipt is provided) with a copy by mail, addressed as set forth below:

If to the Company:	NEGEVTECH Ltd.

12 Hamada St.
Rehovot, Israel 76703

Attention: Oz Desheh

Telephone: (+972)-8-931-2222
Facsimile: (+972)-8-936-6051

With a copy to:

Tulchinsky Stern Marciano, Ben Zur, Cohen & Co.
Museum Tower
4 Berkowitz Street
Tel Aviv 64238, Israel
Attention: David Cohen, Adv.
Telephone: (+972)-3-607 5000
Facsimile: (+972)-3-607 5050

If to the Creditor:	Kreos Capital II Limited
47 Esplanade, St Helier, Jersey
Fax: +44 1534 889 884
Attn: The Directors

with a copy to:

Sharir, Shiv, Kadouch & Co., Law Offices
3 Azrieli Center
Tel Aviv 67023, Israel
Fax: +972 3 607 4778
Attn: Emmanuel Kadouch, Adv.

or such other address as any party may designate to the other in accordance with the aforesaid procedure. All communications delivered in person or by courier service shall be deemed to have been given upon delivery, those given by facsimile transmission shall be deemed given on the business day following transmission with confirmed answer back, and all notices and other communications sent by registered mail (or air mail if the posting is international) shall be deemed given ten (10) days after posting.

15.2	Delays or Omissions; Waiver

The rights of the Creditor may be waived only in writing and specifically; the conduct of the Creditor shall not be deemed a waiver of any of its rights pursuant to this Debenture and/or as a waiver or consent on its part as to any breach or failure to meet any of the terms of this Debenture or as an amendment hereto. A waiver by the Creditor in respect of a breach by the Company of its obligations shall not be construed as a justification or excuse for a further breach of its obligations.

No delay or omission to exercise any right, power, or remedy accruing to the Creditor upon any breach or default by the Company shall impair any such right or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

The rights of the Creditor hereunder may be exercised as often as necessary and are cumulative and not exclusive of its rights under the general law.

15.3	Amendments

Any term of this Debenture may be amended or modified only by a written document signed by the Company and the Creditor.

15.4	Realization of IP

The realization of any of the Company’s Intellectual Property that was created or developed with the aid of, grants received by or under any benefit plan of the Chief Scientist of the Ministry of Trade, Industry and Labor, under this Debenture shall be made in accordance with the Law for the Encouragement of Research and Development in the Industry – 1984, as may be amended from time to time.

15.5	Entire Agreement

This Debenture together with the Debenture – Fixed Charge, the Debenture Fixed Charge (IP) and the Venture Loan Agreement, all as may be amended and/or supplemented from time to time, contain the entire understanding of the parties with respect to their subject matter and all prior negotiations, discussions, agreements, commitments and understandings between them with respect thereto not expressly contained herein shall be null and void in their entirety, effective immediately with no further action required.

15.6	Severability

If a provision of this Debenture is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect the validity or enforceability in that jurisdiction of any other provision hereof or the validity or enforceability in other jurisdictions of that or any other provision hereof.

Where provisions of any applicable law resulting in such illegality, invalidity or unenforceability may be waived, they are hereby waived by each party to the full extent permitted so that this Debenture shall be deemed valid and binding agreements, in each case enforceable in accordance with its terms.

15.7	Counterparts, Facsimile Signatures

This Debenture may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Debenture. A signed Debenture received by a party hereto via facsimile will be deemed an original, and binding upon the party who signed it.

15.8	Governing Law and Venue

This Debenture shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the principles thereof relating to conflict of laws. The competent courts of the city of Tel Aviv-Jaffa shall have exclusive jurisdiction to hear all disputes arising in connection with this Debenture and no other courts shall have any jurisdiction whatsoever in respect of such disputes.

15.9	Further Actions

Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Debenture and the intentions of the parties as reflected thereby.

15.10	No Third-Party Beneficiaries

Nothing in this Debenture shall create or confer upon any person or entity, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities, except as expressly provided herein.

15.11	VAT

To the extent that any amount payable under this Debenture is subject to VAT by law, the party paying such amount shall pay the VAT against receipt of a duly issued VAT invoice.

[rest of page intentionally left blank]

[Signature Page of Debenture]

IN WITNESS WHEREOF this Debenture has been executed by the Parties, on the day and year first above written.

—————————————— NEGEVTECH Ltd.	—————————————— Kreos Capital II Limited

By:	By:

Title:	Title:

SCHEDULE 1

List of Assets

1.     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located, and any documents of title representing any of the above and any issued and uncalled share capital. For the avoidance of doubt, all the assets and equipment charged and pledged (or that will be charged and pledged in the future) under the Debenture - Fixed Charge, shall be part of the assets covered hereunder;

2.     All intellectual property rights of the Company now owned or hereafter acquired (“Intellectual Property”), including but not limited to intangible legal rights, title and interest related to (i) copyrights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; (ii) patents and all applications, registrations, and renewals in connection therewith; (iii) trademarks, service marks, trade names, trade styles, goodwill, mask works, Internet domain names and all applications, registrations, and renewals in connection therewith; (iv) all trade secrets, rights to unpatented inventions, know how and confidential information; (v) all computer software programs (including data, computer discs, computer tapes and related documentation); (vi) all intellectual property embodied in or pursuant to contract rights and general intangibles now owned or hereafter acquired, including such intellectual property rights as may be embodied in or pursuant to research agreements, consulting agreements, license agreements and license rights, franchise agreements, blueprints, drawings, reports, catalogues, operating manuals and design rights, and; (vii) all claims for damages by way of any past, present and future infringement of any of the foregoing and rights to payment thereof of any kind.

3.     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packaging and shipping materials, work in process and finished products including such inventory as is temporarily out of the Company’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

4.     All contract rights and general intangibles of the Company now owned or hereafter acquired, including, without limitation, leases, license agreements, distribution agreements, supply agreements, franchise agreements, purchase orders, customer lists, route lists, computer discs, computer tapes, income tax refunds, payments of insurance; all existing and future claims, rights, causes of actions, judgments, remedies and security interests, whether voluntary, involuntary, absolute, contingent or by operation of law;

5.     All now existing and hereafter arising accounts, royalties and all other forms of obligations owing to the Company arising out of the sale or lease of goods, the licensing of technology or the rendering of services by the Company, whether or not earned by performance, and any and all credit insurance, guaranties, and other security of the Company, as well as all merchandise returned to or reclaimed by the Company;

6.     All documents, cash, deposit, savings or other accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and the Company's books relating to the foregoing;

7.     All the Company's books and records, including records relating to the Company's assets or liabilities, the Charged Assets, business operations or financial condition and all computer programs or discs or any equipment containing such information; and

8.     All claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

9.     All insurance policies or the proceeds thereof in respect of the above described assets.

10.     All accounts receivables.

SCHEDULE 2

Form of Notice of Assignment

To:     [Insurer]

Date: [             ]

Dear Sirs,

We hereby give you notice (the “Notice”) that we have assigned by way of security (the “Assignment”) all of our right, title and interest in and to [insurance policy no. ______ and the proceeds thereof] (the “Relevant Documents”) to Kreos Capital II Limited (the “Creditor”), pursuant to a Debenture entered into by us in favour of the Creditor dated the date hereof, in relation to the Assets as set out in the attached Appendix.

Notwithstanding the Assignment, we remain liable to perform all our obligations under the Relevant Documents, if any, and the Creditor will have no liability in respect of those obligations.

We hereby irrevocably instruct and authorise you to:

(i)	make all payments under or arising from the Relevant Documents to the following account with the Creditor (or such other account as the Creditor may notify you in writing): Name: Number: Branch:

(ii)	disclose to the Creditor without any reference to or further authority from us and without any enquiry by you as to the justification for such disclosure, such information relating to the Relevant Documents as the Creditor may at any time and from time to time request, to the extent we were entitled to request such information pursuant to the terms of the Relevant Documents;

(iii)	comply with the terms of any written notice or instructions in any way relating to, or purporting to relate to, the Assignment, the sums payable to us from time to time in respect of the Relevant Document or the debts represented thereby which you receive at any time from the Creditor in respect of the Relevant Document without any reference to or further authority from us and without any enquiry by you as to the justification for or validity of such notice or instruction, to the extent we were entitled to issue such instruction or notice pursuant to the terms of the Relevant Document; and

(iv)	send copies of all certificates, notices, documents and other information supplied to us in relation to the Relevant Document to the Creditor.

Please also note that these instructions are not to be revoked or amended without the prior written consent of the Creditor.

This letter shall be governed by and construed in accordance with Israeli law.

Yours faithfully,

——————————————
NEGEVTECH Ltd.

SCHEDULE 3

Acknowledgement of assignment of Insurances

To:	(1) Kreos Capital II Limited

(2) NEGEVTECH Ltd.

[Date]

Dear Sirs,

We acknowledge receipt of the attached notice of assignment (the “Notice”) and we irrevocably and unconditionally consent to the assignment set out in it and we undertake to be bound by its terms.

We confirm that we have not received notice of any other assignment of the Relevant Document. This Acknowledgement will be governed by and construed in accordance with Israeli law.

——————————————
For and on behalf of
[_____________]

SCHEDULE 4

Notice of assignment of Compensation Proceeds

To: [            ]

[Date]

Re: The equipment set out in the attached schedule (the “Equipment”)

We hereby give you notice (the “Notice”) that we have assigned by way of security (the “Assignment”) to Kreos Capital II Limited (the “Creditor”), all of our right, title and interest, present and future, to all amounts that are payable under the Property Tax and Compensation Fund Law, 5721-1961, and under any other applicable law, arising in connection with the Assets (“Compensation Proceeds”).

Please acknowledge that you have received this Notice by signing and returning to each of the Creditor and ourselves a copy of the attached Acknowledgement.

This Notice will be governed by and construed in accordance with Israeli law.

——————————————
For and on behalf of
NEGEVTECH Ltd.

SCHEDULE

Description of Assets

Asset	Serial Number/Identification

Schedule 5

Acknowledgement of assignment of Compensation Proceeds

Re: The assets set out in the attached schedule (the “Assets”)

To:	(1) Kreos Capital II Limited

(2) NEGEVTECH Ltd.

[Date]

Dear Sirs,

We acknowledge receipt of the attached notice of assignment (the “Notice”) and we irrevocably and unconditionally consent to the assignment set out in it and we undertake to be bound by its terms.

We confirm that we have not received notice of any other assignment of the Compensation Proceeds.

This Acknowledgement will be governed by and construed in accordance with Israeli law.

——————————————
For and on behalf of
[                       ]

U.S. intellectual property security agreement

This U.S. INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”) dated March 30, 2008, is made by (i) NEGEVTECH Ltd. (the “Grantor”), a company organized under the laws of the State of Israel, with offices located at 12 Hamada St. Rehovot 76703 Israel, and (ii) Kreos Capital II Limited (“Kreos”), a company incorporated in Jersey under registered number 87844 whose registered office is at 47 Esplanade, St Helier, Jersey JE1 0BD.

        WHEREAS, Kreos and the Grantor entered into that certain Loan Agreement (the “Loan Agreement”) dated March 30, 2008, to which a Debenture – Floating Charge (the “Debenture – Floating Charge”), a Debenture – Fixed Charge (the “Debenture – Fixed Charge”), and a Debenture Fixed Charge (IP) (the “Debenture – Fixed Charge (IP)”) in each case executed by the Grantor and Kreos, are attached as exhibits.

        WHEREAS, under the terms of the Debenture – Floating Charge, Grantor has agreed, among other things, to grant a second raking floating charge over the intellectual property of Grantor to Kreos and under the Debenture – Fixed Charge (IP), Grantor has agreed, to grant a second ranking fixed charge over the intellectual property of Grantor to Kreos, and the Grantor has agreed as a condition thereof and in addition to the creation of the charges pursuant to the Debenture – Fixed Charge (IP), and the Debenture – Floating Charge, to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office and other governmental authorities on any intellectual property owned by it throughout the term of this IP Security Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Grantor agrees as follows:

        Section 1. Grant of Security. Subject to the provisions of the Debenture – Floating Charge and the Debenture – Fixed Charge (IP) (collectively, the “Charge Agreements”), Grantor hereby grants to Kreos a second ranking security interest in and to all right, title and interest to (i) the registered United States patents and pending applications, including but not limited to the patents and patent applications set forth in Schedule A hereto together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the “Patents”), (ii) the trademarks, service marks, trade names and domain names, including but not limited to the registrations and applications therefor set forth in Schedule A hereto together with all goodwill associated with such trademarks and service marks and all rights therein provided by international treaties or conventions (the “Trademarks”), and (iii) all copyrights and registrations and applications therefor set forth in Schedule A (the “Copyrights”) currently owned by the Grantor or which shall be owned in the future by the Grantor (the “Collateral”). Schedule A shall be deemed to be automatically updated, and the Grantor shall promptly file amendments to Schedule A with the U.S. Patent and Trademark Office, upon the application for or acquisition of any new Patents or Trademarks in the United States and with the United States Copyright Office upon the application for or acquisition of any new registrations for Copyrights.

        Section 2. Second Ranking. The security granted to Kreos hereunder shall be subject and rank junior to: (i) the first ranking fixed charge in favor of Bank Leumi Le’Israel created pursuant to the that certain debenture signed between the Grantor and Bank Leumi Le’Israel Ltd. dated as of March 3, 2005; (ii) the first ranking fixed charge in favor of Plenus Technologies Ltd., Bank Leumi Le’Israel Ltd., Golden Gate Bridge Fund LP, Plenus II LP and Plenus (DCM) LP (together the “Plenus Group”) created pursuant to that certain debenture signed between the Grantor and the Plenus Group as of November 6, 2005.

        Section 3. Security for Obligations. The grant of a security interest in the Collateral by Grantor under this IP Security Agreement secures the payment of all money and liabilities owed or incurred by Grantor now or hereafter existing under or in respect of the Loan Agreement and related agreements (the “Secured Obligations”).

        Section 4. Recordation. Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

        Section 5. Power of Attorney. In the event that Kreos is permitted to receive the Collateral under the Charge Agreements, Grantor hereby grants to Kreos power of attorney to inspect, take all necessary or desired action, and prosecute any Patents, Trademarks, Copyrights or applications for any of the foregoing that may be included in the Collateral.

        Section 6. Right to Request Information. Kreos shall have the right to request, and Grantor shall promptly provide upon such request, information reasonably required in order to confirm that Schedule A is updated.

        Section 7. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Loan Agreement and the Charge Agreements. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, Kreos with respect to the Collateral are more fully set forth in the Loan Agreement and/or the Charge Agreements and in the event of any contradiction between this IP Security Agreement and the Loan Agreement or the Charge Agreements, the provisions of the Loan Agreement or the Charge Agreements will prevail.

        Section 8. Governing Law; Forum for Dispute Resolution. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. Any dispute arising under or in relation to this Agreement shall be resolved in the competent court for the Tel Aviv-Jaffa district, and each of the parties hereby submits exclusively and irrevocably to the jurisdiction of such court.

        Section 9. Termination. This IP Security Agreement and the security interest granted hereunder to Kreos shall terminate and be of no force upon satisfaction in full of the Secured Obligations. Upon termination, Kreos shall execute all documents necessary to remove the security interest granted thereto by Grantor hereunder.

[remainder of page left intentionally blank]

        IN WITNESS WHEREOF, Grantor and Kreos have caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

NEGEVTECH LTD. By: —————————————— Name: —————————————— Title: ——————————————

KREOS CAPITAL II LIMITED By: —————————————— Name: —————————————— Title: ——————————————

Schedule a

Patents

NT file name	Family	Country	#	Official No.	Title	Prior date	Filing date	Issue date	Status	Attorney	Attorney file name	Inventors
0001-US-01	1	.US	1	6,693,664	Method and system for fast on-line electro-optical detection of wafer defects	30/06/1999	18/06/2002	17/02/2004	Issued	STC	44623	Gad Neumann
0002-US-07	2	.US	7	7,180,586	System for detection of wafer defects	15/01/2003	23/12/2004	20/02/2007	Issued	STC	53751	Gad Neumann & Noam Dotan
0003-US-01	3	.US	1	6,892,013	Fiber optical illumination system	15/01/2003	15/01/2003	10/05/2005	Issued	STC	47667	Dov Furman, Gad Neumann, Noam Dotan
0003-US-02	3	.US	2	7,260,298	Fiber optical illumination system	15/01/2003	01/04/2005	21/08/2007	Issued	STC	54590	Dov Furman
0004-US-02	4	.US	2	7274444	Multimode inspection method and apparatus	12/07/2004	06/07/2005	-	Issued	STC	53885	Dov Furman, Noam Dotan, Efraim Miklatzky
0002-US-04	2	.US	4	11/476,358	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55147	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0002-US-05	2	.US	5	11/476,322	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55070	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0002-US-06	2	.US	6	11/524,684	System for detection of wafer defects	15/01/2003	21/09/2006	-	Pending	STC	55247	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0003-US-03	3	.US	3	11/709,019	Fiber optical illumination system	15/01/2003	21/02/2007		Pending	STC	60473	Dov Furman
0002-US-01	2	.US	1	10/345,097	System for detection of wafer defects	15/01/2003	15/01/2003	-	Pending	STC	44420	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0002-US-02	2	.US	2	11/476,342	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55071	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0006-US-01	6	.US	1	11/069,712	Method and apparatus for detecting defects in wafer	28/02/2005	28/02/2005	-	Pending	STC	53603	Erez Sali, Tomer Yanir, Mark Wagner, Noam Dotan, Yuval Dorfan, Ran Zaslavsky
0007-US-01	7	.US	1	11/068,711	Method and apparatus for detecting defects in wafers including alignment of the wafer images so as to induce the same smear in all images	28/02/2005	28/02/2005	-	Pending	STC	53604	Yuval Dorfan, Ran Zaslavsky, Mark Wagner, Dov Furman, Shai Silberstein
0008-US-01	8	.US	1	11/410,276	Printed Fourier Filtering In Optical Inspection	24/04/2006	24/04/2006	-	Pending	D&M	NRI-1	Dan Fuchs, Shai Silberstein
0009-US-02	9	.US	2	11/684,191	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	26/05/2006	09/03/2007	-	Pending	D&M	NRI-2	Dov Furman, Shai Silbertein
0010-US-01	10	.US	1	11/503,859	Speckle Reduction Using a Fiber Bundle and Light Guide	14/08/2006	14/08/2006	-	Pending	D&M	NRI-3	Dov Furman, Daniel Mandelik
0012-US-02	12	.US	2	11/944,677	Image splitting in Optical Inspection Systems	11/06;11/07	26/11/2007	-	Pending	D&M	NRI-7	Dov Furman, Shai Silberstein, Effy Miklatzky, Daniel Mandelik, Martyn Avraham
[***]
[***]
[***]
0016-US-01	16	.US	1	11/944,684	Image splitting in Optical Inspection Systems	11/06;11/07	26/11/2007	-	Pending	D&M	NRI-13	Dov Furman, Roi Kaner, Ori Gonen, Daniel Mandelik, Eran Tal, Shai Silberstein

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

NT file name	Family	Country	#	Official No.	Title	Prior date	Filing date	Issue date	Status	Attorney	Attorney file name	Inventors
0004-US-01	4	US-Prov	1	60/587,675	Multimode inspection method and apparatus	12/07/2004	12/07/2004	-	Filed	STC	?	Dov Furman, Noam Dotan, Efraim Miklatzky
0004-US-03	4	.US	3	11/895,204	Multimode inspection method and apparatus	12/07/2004	22/08/2007	-	Filed	STC	62742	Dov Furman, Noam Dotan, Efraim Miklatzky
0009-US-01	9	US-Prov	1	60/808,816	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	26/05/2006	26/05/2006	-	Provisional	D&M	NRI-2	Dov Furman, Shai Silbertein
0012-US-01	12	US-Prov	1	60/861,303	Image splitting in Optical Inspection Systems	28/11/2006	28/11/2006	-	Provisional	D&M	NRI-7-P	Dov Furman, Shai Silbertein
0011-US-01	11	.US	1	11/590,650	Defect Detection through Image Comparison Using Relative Measures	31/10/2006	31/10/2006	-	Allowed	D&M	NRI-4	Erez Sali, Oren Cohen
0002-US-03	2	.US	3	11/476,356	System for detection of wafer defects	15/01/2003	28/06/2006	-	Closed	STC	55072	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Trademarks

Registration #	Registration Date	Owned By	Mark

List of Trademark Applications:

Serial #	Filing Date	Owned By	Mark
77332770	November 19, 2007	Negevtech Ltd.	NEGEVTECH

Domain Names:
Negevtech.com
Negevtech.co.il
Negevtech.us
Negevtech.net
Negevtech.info
Negevtech.biz
Negevtech.co.uk
Negevtech.de
Negevtech.cn
Negevtech.com.cn
Negevtech.tw
Negevtech.com.tw

Copyrights

Registration #	Registration Date	Owned By	Title

Dated March ___, 2008

NEGEVTECH LTD.

as Assignor

and

KREOS CAPITAL II LIMITED

as Assignee

ISRAELI MASTER BORROWER DEED OF ASSIGNMENT
BY WAY OF SECURITY

in relation to certain equipment as more specifically described herein

This Deed of Assignment is made on March ___, 2008 between NEGEVTECH LTD., a company incorporated in Israel whose registered office is at 12 Hamada St. Rehovot 76703, Israel (“Assignor”) and KREOS CAPITAL II LIMITED, a company incorporated in Jersey (Registered No. 87844) whose registered office is at 47 Esplanade, St Helier, Jersey JE1 0BD.(the “Assignee”).

Background

The Assignee and the Assignor have entered into the Venture Loan Agreement under which the Assignee has agreed to make available to the Assignor a loan facility of US$7,000,000. The Assignor is or will be the legal owner of the Equipment and the assets which is or will be purchased pursuant to and in accordance with the terms of the Venture Loan Agreement and which is to serve as security for the loan facility in accordance with the terms of the Venture Loan Agreement, the Debenture – Fixed Charge, the Debenture – Floating Charge, the Debenture Fixed Charge (IP) and the US Security Agreement. The Assignor has agreed to assign to the Assignee its interest in the Insurances and the Requisition Proceeds as security for its obligations under the Venture Loan Agreement. The Assignor and the Assignee intend this Assignment to take effect as a deed.

1	Definitions and interpretation

1.1	Definitions

In this Assignment, unless the context requires otherwise:

“Agency” means any agency, authority, central bank, department, government, legislature, minister, ministry, official, or public or statutory person (whether autonomous or not) of, or of the government of, a state or any political sub-division in or of that state;

“Assigned Property” means all of the right, title and interest, present and future, of the Assignor in, to and under the Insurances and the Requisition Proceeds;

this “Assignment” means this Assignment as it may from time to time be amended or supplemented;

a “consent” also includes an approval, authorisation, exemption, filing, licence, order, permission, recording or registration (and references to obtaining consents are to be construed accordingly);

“Debentures” means the Debenture – Fixed Charge, the Debenture – Floating Charge, the Debenture – Fixed Charge (IP) and the US Security Agreement individually and collectively.

“Debenture – Fixed Charge” means the Debenture – Fixed Charge between the Assignor and the Assignee dated _________, 2008 executed pursuant to the Venture Loan Agreement, as may be amended and/or supplemented from time to time;

“Debenture- Floating Charge” means the Debenture – Floating Charge between the Assignor and the Assignee dated ___________, 2008 executed pursuant to the Venture Loan Agreement, as may be amended and/or supplemented from time to time;

“Debenture – Fixed Charge (IP)” – means the Debenture Fixed Charge (IP) between the Assignor and the Assignee dated ___________2008 executed pursuant to the Venture Loan Agreement, as may be amended and/or supplemented from time to time;

“Dollars”or “$” means the lawful currency of the United States of America;

“Equipment” means any item of equipment described in Schedule 1 from time to time and which is more specifically defined and described in the Venture Loan Agreement, including New Equipment (as defined below). At the Assignee’s request, Schedule 1 hereto shall be replaced from time to time to reflect any addition of New Equipment;

“Insurance Company” means the insurance company or insurance broker (as appropriate) approved by the Assignee under the Venture Loan Agreement;

“Insurances” means (a) all contracts and policies of insurance taken out from time to time in relation to the Equipment, (b) all rights under Israel’s Property Tax and Compensation Fund Law 1961 in relation to the Equipment, (c) all payments to the Assignor in relation to (a) and (b) above, and (d) all claims, rights and remedies of the Assignor arising from (a), (b) and (c) above. For the sake of clarity any Insurance which covers the Equipment and any additional assets which are not part of the Equipment, shall be deemed an Insurance hereunder only with respect to part of the Insurance that relates to the Equipment;

a “law” includes common, customary or civil law or any constitution, decree, judgment, legislation, order, ordinance, regulation, treaty or other legislative, judicial or administrative measure, requirement or decision (or its interpretation or application) whether or not having the force of law, but if not having the force of law, only if the persons to whom it is intended to apply generally comply with it and a provision of any law is a reference to that provision as amended or re-enacted;

“Losses” includes all losses, payments, damages, liabilities, claims, proceedings, actions, penalties, fines, duties, fees, rates, levies, charges, demands, royalties or other sanctions of a monetary nature, fees, insurance premiums, calls, judgments, costs and expenses (other than any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same));

“New Equipment” means future purchases by the Assignor of Equipment to be located in the State of Israel, which shall be made subject to the provision of the Loan (as defined in the Venture Loan Agreement)), form part of the Security (as such term is defined in the Venture Loan Agreement), as further detailed in the Venture Loan Agreement;[

a “person” includes any individual, company, corporation, firm, partnership, joint venture, association, organisation, trust or Agency (in each case, whether or not having separate legal personality);

“Receiver” means an administrative receiver, receiver and manager or other receiver or trustee appointed in respect of the Assigned Property;

“Requisition Proceeds” means (a) the amounts that are payable by any Agency as a consequence of the requisition for hire, requisition for title, detention, forfeiture or other compulsory acquisition of the Equipment; and (b) all claims, rights and remedies of the Assignor against the relevant Agency in relation to (a) above;

“Secured Obligations” means all present and future obligations and liabilities (whether actual or contingent and however owed) of the Assignor to the Assignee under the Venture Loan Agreement and the Debentures;

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect;

“US Security Agreement” means the US Intellectual Property Security Agreement between the Assignor and the Assignee dated ___________, 2008 pursuant to the Venture Loan Agreement, as may be amended and/or supplemented from time to time.

“Venture Loan Agreement” means the agreement between the Assignor and the Assignee dated March 30, 2008 for the provision of a loan facility of US$7,000,000;

a “Winding-up” of a person also includes the amalgamation, administration, dissolution, liquidation, of that person, and any equivalent or analogous procedure under the law of any jurisdiction in which that person is incorporated, domiciled or resident or carries on business or has assets.

1.2	Third party rights

A person who is not a party to this Assignment has no right to enforce or enjoy the benefits of any term of this Assignment.

2	Undertaking to pay

The Assignor undertakes to pay and discharge the Secured Obligations when they fall due in accordance with their terms under the provisions of the Venture Loan Agreement.

3	Assignment

(a)	The Assignor assigns to the Assignee with full title guarantee all its interest, both present and future, in the Assigned Property, as continuing security for its obligation to discharge the Secured Obligations.

(b)

(i)	The Assignee will promptly reassign its interest in the Assigned Property to the Assignor when it is asked to do so by the Assignor, provided that it is satisfied that all of the Secured Obligations have been irrevocably and unconditionally discharged, subject to Clause 3(c).

(ii)	The Assignee will promptly execute any documents reasonably required by the Assignor to effect the reassignment referred to in Clause 3(b)(i).

(iii)	The reassignment referred to in this Clause 3(b) will be at the Assignor’s cost and will be effected without recourse to or warranty by the Assignee.

(c)	If any amount paid or credited to the Assignee under the Venture Loan Agreement is being avoided or set aside on the Winding-up of the Assignor, or otherwise pursuant to the provisions of the Venture Loan Agreement, that amount will not be considered to have been paid for the purposes of determining whether all the Secured Obligations have been irrevocably and unconditionally discharged, provided that Assignee provide written notice to the Assignor of such determination.

(d)	The Assignor undertakes that it will execute and deliver to:

(i)	the Insurance Company, upon the execution of this Assignment, with respect to the Equipment described in Schedule 1, and every time New Equipment that becomes part of Schedule 1 is delivered to the Assignor, a notice of the assignment effected by this Assignment in the form of Part 1 of Schedule 2, in respect of the Equipment more particularly described in such notice, and will use all reasonable endeavours to ensure that the Insurance Company executes an acknowledgement of receipt of every such notice in the form set out in Part 2 of Schedule 2; and

(ii)	the relevant Agency, if any Agency requisitions the Equipment during the Security Period (as defined in the Venture Loan Agreement), a notice of the assignment effected by this Assignment in the form of Part 1 of Schedule 3 and will use all reasonable endeavours to ensure that that Agency executes an acknowledgement of receipt of that notice in the form set out in Part 2 of Schedule 3.

(e)	For avoidance of any doubt, the Assignee or the Receiver shall not be entitled to exercise any rights under this Assignment, unless and until an Event of Default under the Venture Loan Agreement and/or the Debentures has occurred.

4	Representations and warranties

TheAssignor makes the representations and warranties set out in clause 6 of the Venture Loan Agreement and in section 5 of the Debentures on the date of this Assignment as if they were set out in full in this Assignment.

5	Covenants

(a)	The Assignor will not:

(i)	permit any Security to exist over the Assigned Property which is not expressly contemplated by the Venture Loan Agreement and/or the Debentures; or

(ii)	dispose of the Assigned Property (whether by way of sale, lease, assignment, the grant of any Security or otherwise) unless it is expressly permitted to do so by the Venture Loan Agreement and the Debentures; or

(iii)	attempt to, hold itself out as having any power to, or permit any person to, do any of the above.

(b)	The Assignor will not amend any provision of, or waive any right under, the Venture Loan Agreement, the Debentures or the Insurances in any manner which could adversely affect the rights or interests of the Assignee under this Assignment without the prior written consent of the Assignee unless it is expressly permitted to do so by the Venture Loan Agreement or the Debentures, as applicable.

(c)	The Assignor will perform its obligations under the Venture Loan Agreement and the Debentures in accordance with their respective terms.

6	Enforcement of security

6.1	When security becomes enforceable

(a)	The security constituted by this Assignment will be immediately enforceable, and the powers conferred by applicable law, as varied and extended by this Deed shall be exercisable at any time after any occurrence which constitutes an Event of Default under the Venture Loan Agreement and/or the Debentures.

(b)	After the security constituted by this Assignment has become enforceable, the Assignee may enforce all or any part of the security constituted by this Assignment in any manner that it sees fit.

6.2	Powers Conferred on Creditors

All powers conferred by applicable law on creditors and/or holders of liens and/or charges, as varied and extended by this Assignment, will arise on the date of this Assignment, provided that Assignee will not be entitled to exercise any such right unless and until an Event of Default under the Venture Loan Agreement and/or the Debentures has occurred.

6.3	Enforcement

When, and at any time after, the security constituted by this Assignment becomes enforceable, the Assignee may immediately and without notice exercise all the powers and remedies that it possesses according to applicable law as assignee of the Assigned Property or as it sees fit in its sole and absolute discretion. The Assignee shall provide written notice to the Assignor promptly upon taking such action.

6.4	No liability upon possession

Neither the Assignee nor any Receiver will be liable for any loss or realisation or for any default or omission, as a consequence of its entering into possession of the Assigned Property, except of event of fraud, or intentional act of omission of the Assignee or any Receiver.

6.5	Rights and immunities

Each Receiver and the Assignee are entitled to all the rights, powers, privileges and immunities conferred by applicable law on creditors, lien and/or charge holders and receivers when such receivers have been duly appointed under this Assignment and/or applicable law.

6.6	Protection of third parties

No person (including a purchaser) who deals with the Assignee or a Receiver or its or his agents will be concerned to enquire:

(i)	whether the Secured Obligations have become payable; or

(ii)	whether any power which the Assignee or the Receiver is purporting to exercise has in fact become exercisable; or

(iii)	whether any money remains due under the Venture Loan Agreement; or

(iv)	how any money paid to the Assignee or to the Receiver is to be applied.

6.7	Redemption of prior security interests

(a)	At any time after the security constituted by this Assignment has become enforceable, the Assignee may:

(i)	redeem any prior Security against any Assigned Property; and/or

(ii)	procure the transfer of that Security to itself; and/or

(iii)	settle and pass the accounts of the prior mortgagee, assignee or chargee (and any accounts so settled and passed will be conclusive and binding on the Assignor).

(b)	The Assignor will pay all principal, interest, costs, charges and expenses of and incidental to any such redemption and/or transfer to the Assignee promptly on demand.

7	Receiver

(a)	The Assignee may, without further notice, appoint any one or more qualified persons to be a Receiver of the Assigned Property, and fix such Receiver’s remuneration, at any time after the Security constituted by this Assignment has become enforceable and may remove any Receiver appointed by it whenever it considers it expedient, and appoint a new Receiver in the place thereof. Any right, power or discretion conferred by this Assignment (either expressly or impliedly) may be exercised by the Assignee in relation to any of the Assigned Property without first appointing a Receiver or notwithstanding the appointment of a Receiver.

(b)	Each Receiver has and is entitled to exercise all of the rights, powers and discretions given to the Assignee under this Assignment in respect of the Assigned Property and may immediately and without notice upon its appointment exercise all such powers and remedies that it possesses according to law or pursuant to this Assignment.

8	Delegation

The Assignee may delegate to any person by power of attorney or in any other manner any right, power or discretion exercisable by the Assignee under this Assignment. Any such delegation may be made upon the terms (including power to sub-delegate) and subject to any regulations that the Assignee may consider fit.

9	Further assurance

The Assignor will take whatever action the Assignee or a Receiver may reasonably require to:

(i)	perfect or protect the security intended to be created by this Assignment over the Assigned Property including registration of this Assignment at any appropriate registry in Israel and payment of any stamp duty that may be required in order to effect the registration;

(ii)	facilitate the realisation (in accordance with the provisions of this Assignment) of the Assigned Property; and

(iii)	facilitate the exercise (in accordance with the provisions of this Assignment) of any right, power or discretion exercisable by the Assignee or any Receiver or by any of its or their delegates or sub-delegates in respect of the Assigned Property which in any such case, the Assignee or a Receiver may think necessary.

10	Order of distributions

All amounts received or recovered by the Assignee or any Receiver in exercising its rights under this Assignment will, subject to the rights of any creditors having priority, be applied:

(i)	first, in or towards the payment of all Losses (including the Receiver’s remuneration and outgoings) relating to the appointment of any Receiver or the exercise by the Assignee or any Receiver of any of his rights;

(ii)	second, in or towards the payment of the Secured Obligations; and

(iii)	third, in payment of any surplus to the Assignor or other person entitled to it.

11	Power of attorney

The Assignor, by way of security, irrevocably appoints the Assignee and each Receiver severally to be its attorney (with full power of substitution), on its behalf and in its name or otherwise, at such time and in such manner as the attorney thinks fit:

(i)	to do anything which the Assignor is obliged to do (but has not done) under the Venture Loan Agreement or the Debentures or which the attorney may consider necessary or desirable, in each case, to enable the Assignee or Receiver to exercise its rights or powers under this Assignment; and

(ii)	to exercise any of the rights conferred on the Assignee or any Receiver in relation to the Assigned Property under the Venture Loan Agreement or the Insolvency Act 1986, and ratifies and confirms and agrees to ratify and confirm any lawful act that any such attorney may do in exercising or purporting to exercise the power of attorney granted hereunder.

12	Saving provisions

12.1	Continuing security

Subject to Clause 3(b), the security constituted by this Assignment will:

(i)	remain in full force and effect as continuing security;

(ii)	not be affected in any way by any settlement of account (whether or not any Secured Obligations remain outstanding) or other matter or thing whatsoever apart of full satisfaction of the Secured Obligations; and

(iii)	be in addition to any other Security, guarantee or indemnity now or in the future held by the Assignee or any other person in respect of any of the Secured Obligations.

12.2	Security unaffected

Without prejudice to the generality of Clause 12.1 (Continuing security), neither the security constituted by this Assignment nor the Secured Obligations will be affected in any way by any time, indulgence, concession, waiver or consent given to the Assignor, any amendment to or change in any Security, guarantee or indemnity (including the Venture Loan Agreement and/or the Debentures), or any action, or the absence of any action, taken by the Assignee in connection with any of the rights or obligations of any of the parties hereunder or in connection with any document or any Security, guarantee or indemnity (including the Venture Loan Agreement and/or the Debentures).

12.3	Avoidance of payments

The Assignor will on demand:

(i)	indemnify the Assignee against any Losses incurred by the Assignee as a result of the Assignee being required for any reason to refund all or part of any amount received or recovered by the Assignee in respect of any of the Secured Obligations, and

(ii)	pay to the Assignee, for the account of the Assignee, an amount equal to the amount so refunded by the Assignee under subsection (i) above (no double payment under (i) and (ii)).

The above indemnification shall be subject to Assignee providing the Assignor prior written notice of such claim, allowing the Assignor to take control and defend any such claim, and assisting the Assignor, at Assignor’s expense, in connection therewith (unless such failure to provide notice did not disadvantage Assignor). In no event shall the Assignor be obligated to indemnify Assignee for any settlement reached without Assignor’s prior written consent.

12.4	Suspense accounts

Any amount received or recovered by the Assignee or any Receiver in exercising its rights under this Assignment may be credited to an interest bearing suspense account and may be kept there (with any interest earned being credited to that account) until the Assignee is satisfied that all the Secured Obligations have been discharged in full.

12.5	Continuation of accounts

(a)	At any time after:

(i)	the Assignee has received notice (either actual or otherwise) of any subsequent Security affecting the Assigned Property, or

(ii)	the presentation of a petition or the passing of a resolution for the Winding-up of the Assignor, the Assignee may open a new account in the name of the Assignor.

(b)	If the Assignee does not open a new account in the circumstances contemplated by Clause 12.5(a), it will nevertheless be treated as if it had done so when the relevant event occurred and no moneys paid into any account, whether new or continuing, after that event shall discharge or reduce the amount recoverable under the Venture Loan Agreement and/or the Debentures.

13	Enforcement expenses

For the avoidance of doubt, the Assignor will pay to the Assignee on demand all reasonable costs, charges, losses, liabilities and expenses of the Assignee in connection with the enforcement of this Assignment and all reasonable costs, charges, losses, liabilities and expenses of and incidental to the appointment of any Receiver and the exercise of any of his rights under this Assignment, including his remuneration and all outgoings paid by him.

14	Payments

(a)	Any demand for payment made by the Assignee pursuant to this Assignment will be valid and effective as a demand in respect of the relevant Secured Obligations.

(b)	All amounts payable by the Assignor under this Assignment must be paid for value on the due date by banker’s telegraphic transfer to the account with account number [•] with [•] at [•], SWIFT code [•] designated “[•]", or any other account that the Assignee may from time to time designate as such by not less than ten (10) Business Days’ (as defined in the Venture Loan Agreement) prior notice to the Assignor.

15	Waivers and determinations

(a)

(i)	If the Assignee or any Receiver fails to exercise or delays in exercising any right under the Venture Loan Agreement and/or the Debentures, that failure or delay will not operate as a waiver of that right.

(ii)	Any single or partial exercise of any right will not preclude any other or further exercise of that right or the exercise of any other right.

(b)	Any determination by or certificate of the Assignee or any Receiver under this Assignment, the Venture Loan Agreement and/or the Debentures will be conclusive unless it is manifestly incorrect.

(c)	The rights under this Clause 15 are additional to, and may be exercised alternatively to, rights and security elsewhere in this Assignment or the Venture Loan Agreement and/or the Debentures.

(d)	Nothing contained in this Assignment shall derogate in any manner from any security interest granted by the Assignor to the Assignee under the Debentures and/or from any other undertaking, obligation or covenant of the Assignor under the provisions of the Venture Loan Agreement and/or the Debentures. For the avoidance of doubt and notwithstanding anything to the contrary herein, there shall be no double payment or liability due from the Assignor to the Assignee or to the Receiver as a result of any provision or obligation which may appear in this Assignment, the Debentures and the Venture Loan Agreement.

16	Further provisions

(a)	All obligations of the Assignor under this Assignment constitute conditions, the time for performance of which will be of the essence (without prejudice to the grace periods specified in the Venture Loan Agreement and/or the Debentures).

(b)	This Assignment may only be varied by an instrument in writing executed by or on behalf of the Assignor and the Assignee.

(c)	If any provision of this Assignment is illegal, invalid or unenforceable under the law of any jurisdiction, this will not affect:

(i)	the legality, validity or enforceability of that provision under the law of any other jurisdiction; nor

(ii)	the legality, validity or enforceability of any other provision of this Assignment or of the Venture Loan Agreement and/or the Debentures.

(d)	This Assignment may be executed in any number of counterparts and this will have the same effect as if the signatures on the counterparts were on a single copy of this Assignment.

(e)	The Assignor may not assign or transfer all or any part of its rights and/or obligations under this Assignment. The Assignee and all those claiming under it shall be entitled, at all times, to assign to others their rights under this Assignment, without the necessity of obtaining the Assignor’s consent thereto but after providing written notice to the Assignor provided that such assignment is made together with the assignment of their rights under the Venture Loan Agreement and pursuant to the provisions of section 13.5 thereto.

17	Notices

Any communication to be made under or in connection with this Assignment will be made in writing and, unless otherwise stated, may be made by fax or letter in accordance with clause 13.7 of the Venture Loan Agreement.

18	Governing law and enforcement

(a)	This Assignment is governed by Israeli law, without giving effect to the principles thereof relating to conflict of laws.

(b)	Each party irrevocably agrees that the courts of the city of Tel Aviv-Jaffa shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively “Proceedings” and “Disputes”) and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each party irrevocably waives any objection which it might now or hereafter have to the courts of the city of Tel Aviv-Jaffa being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

This Assignment has been duly executed as a deed on the date stated at the beginning.

SCHEDULE 1

Description of Equipment

[***]

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

SCHEDULE 2

Part 1

Notice of assignment of Insurances

To: INSURANCE COMPANY
[Date]

Re: The equipment set out in the table below (the “Equipment”)

We refer to the Venture Loan Agreement between European Venture Partners II Leveraged Venture Leasing Company Limited as lender (the “Assignee”) Siano Mobile Silicon Ltd. and its parent company, Siano Mobile Silicon Inc. as borrower (the “Assignor”) dated [—].

We hereby give you notice that by an Israeli Borrower Deed of Assignment dated [—] (the “Deed”) between the Assignor and the Assignee, the Assignor assigned to the Assignee by way of security all its right, title and interest, present and future, in and to:

(h)	all contracts and policies of insurance taken out from time to time in relation to the Equipment (together, the “Insurances”);

(i)	all payments to the Assignor in relation to the Insurances; and

(j)	all claims, rights and remedies of the Assignor arising from the Insurances.

We attach a copy of the Deed.

Capitalised terms and expressions that are not defined in this Notice have the meanings given to them in the Deed.

Please acknowledge that you have received this Notice by signing and returning to each of the Assignee and the Assignor a copy of the attached Acknowledgement.

This Notice will be governed by and construed in accordance with Israeli law.

_____________________
For and on behalf of
[ASSIGNOR]

Description of Equipment

Part 2

Acknowledgement of assignment of Insurances

To:    (1) [ASSIGNEE]
          (2) [ASSIGNOR]
[Date]

Re: The equipment set out in the table below (the “Equipment”)

We acknowledge receipt of the attached notice of assignment (the “Notice”) and we irrevocably and unconditionally consent to the assignment set out in it and we undertake to be bound by its terms.

We confirm that we have not received notice of any other assignment of the Insurances.

In this Acknowledgement, capitalised terms and expressions that are not defined in the Notice have the meanings given to them in the Deed.

This Acknowledgement will be governed by and construed in accordance with Israeli law.

______________________
For and on behalf of
INSURANCE COMPANY

Description of Equipment3

[3]	This list should set out Equipment which is listed in the schedule to the Notice to which it relates.

SCHEDULE 3

Part 1

Notice of assignment of Requisition Proceeds

To: [                       ]
[Date]

Re: The equipment set out in the table below (the “Equipment”)

We refer to the Venture Loan Agreement between European Venture Partners II Leveraged Venture Leasing Company Limited as lender (the “Assignee”)Siano Mobile Silicon Ltd and its parent company, Siano Mobile Silicon Inc. as borrower (the “Assignor”), dated [—].

We hereby give you notice that by an Israeli Borrower Deed of Assignment dated [—] (the “Deed”) between the Assignor and the Assignee, the Assignor assigned to the Assignee by way of security all its right, title and interest, present and future, in and to all amounts that are payable by any government as a consequence of the requisition for hire, requisition for title, detention, forfeiture or other compulsory acquisition of the Equipment (“Requisition Proceeds”).

We attach a copy of the Deed.

Capitalised terms and expressions that are not defined in this Notice have the meanings given to them in the Deed.

Please acknowledge that you have received this Notice by signing and returning to each of the Assignee and the Assignor a copy of the attached Acknowledgement.

This Notice will be governed by and construed in accordance with Israeli law.

_____________________
For and on behalf of
[ASSIGNOR]

Description of Equipment4

[4]	This list should set out any Equipment which has been requisitioned.

Part 2

Acknowledgement of assignment of Requisition Proceeds

To:    (1) [ASSIGNEE]
          (2) [ASSIGNOR]
[Date]

Re: The equipment set out in the table below (the “Equipment”)

We acknowledge receipt of the attached notice of assignment (the “Notice”) and we irrevocably and unconditionally consent to the assignment set out in it and we undertake to be bound by its terms.

We confirm that we have not received notice of any other assignment of the Requisition Proceeds.

In this Acknowledgement, capitalised terms and expressions that are not defined in the Notice have the meanings given to them in the Deed.

This Acknowledgement will be governed by and construed in accordance with Israeli law.

______________________
For and on behalf of
[                      ]

Description of Equipment5

[5]	This list should set out Equipment which is listed in the schedule to the Notice to which it relates

BORROWER DEED OF ASSIGNMENT
EXECUTION PAGE

ASSIGNOR

SIGNED as a deed by
NEGEVTECH LTD.

acting by [ —] and [—]
acting under authority of that Company
in the presence of:

signature of witness: ...................................

name of witness: .....................................

address: ..............................................

occupation: ...............................................

ASSIGNEE

SIGNED as a Deed by RAOUL STEIN	)	as attorney for and on behalf of
KREOS CAPITAL II LIMITED

under a power of attorney dated	)
_______________ in the	)
presence of	)

signature of witness: ...................................

name of witness: .....................................

address: ..............................................

occupation: ...............................................

SCHEDULE B

THE EQUIPMENT

Delivery Address/
Location of the Equipment	__________________________

__________________________

__________________________

__________________________

Contact name at Borrower	___________________________

Description

[***]

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

SCHEDULE C

THE REGISTERED INTELLECTUAL PROPERTY

NT file name	Family	Country	#	Official No.	Title	Prior date	Filing date	Issue date	Status	Attorney	Attorney file name	Inventors
0001-US-01	1	.US	1	6,693,664	Method and system for fast on-line electro-optical detection of wafer defects	30/06/1999	18/06/2002	17/02/2004	Issued	STC	44623	Gad Neumann
0002-US-07	2	.US	7	7,180,586	System for detection of wafer defects	15/01/2003	23/12/2004	20/02/2007	Issued	STC	53751	Gad Neumann & Noam Dotan
0003-US-01	3	.US	1	6,892,013	Fiber optical illumination system	15/01/2003	15/01/2003	10/05/2005	Issued	STC	47667	Dov Furman, Gad Neumann, Noam Dotan
0003-US-02	3	.US	2	7,260,298	Fiber optical illumination system	15/01/2003	01/04/2005	21/08/2007	Issued	STC	54590	Dov Furman
0004-US-02	4	.US	2	7274444	Multimode inspection method and apparatus	12/07/2004	06/07/2005	-	Issued	STC	53885	Dov Furman, Noam Dotan, Efraim Miklatzky
0002-US-04	2	.US	4	11/476,358	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55147	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0002-US-05	2	.US	5	11/476,322	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55070	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0002-US-06	2	.US	6	11/524,684	System for detection of wafer defects	15/01/2003	21/09/2006	-	Pending	STC	55247	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0003-US-03	3	.US	3	11/709,019	Fiber optical illumination system	15/01/2003	21/02/2007		Pending	STC	60473	Dov Furman
0002-US-01	2	.US	1	10/345,097	System for detection of wafer defects	15/01/2003	15/01/2003	-	Pending	STC	44420	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0002-US-02	2	.US	2	11/476,342	System for detection of wafer defects	15/01/2003	28/06/2006	-	Pending	STC	55071	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein
0006-US-01	6	.US	1	11/069,712	Method and apparatus for detecting defects in wafer	28/02/2005	28/02/2005	-	Pending	STC	53603	Erez Sali, Tomer Yanir, Mark Wagner, Noam Dotan, Yuval Dorfan, Ran Zaslavsky
0007-US-01	7	.US	1	11/068,711	Method and apparatus for detecting defects in wafers including alignment of the wafer images so as to induce the same smear in all images	28/02/2005	28/02/2005	-	Pending	STC	53604	Yuval Dorfan, Ran Zaslavsky, Mark Wagner, Dov Furman, Shai Silberstein
0008-US-01	8	.US	1	11/410,276	Printed Fourier Filtering In Optical Inspection	24/04/2006	24/04/2006	-	Pending	D&M	NRI-1	Dan Fuchs, Shai Silberstein
0009-US-02	9	.US	2	11/684,191	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	26/05/2006	09/03/2007	-	Pending	D&M	NRI-2	Dov Furman, Shai Silbertein
0010-US-01	10	.US	1	11/503,859	Speckle Reduction Using a Fiber Bundle and Light Guide	14/08/2006	14/08/2006	-	Pending	D&M	NRI-3	Dov Furman, Daniel Mandelik
0012-US-02	12	.US	2	11/944,677	Image splitting in Optical Inspection Systems	11/06;11/07	26/11/2007	-	Pending	D&M	NRI-7	Dov Furman, Shai Silberstein, Effy Miklatzky, Daniel Mandelik, Martyn Avraham
[***]
[***]
[***]
0016-US-01	16	.US	1	11/944,684	Image splitting in Optical Inspection Systems	11/06;11/07	26/11/2007	-	Pending	D&M	NRI-13	Dov Furman, Roi Kaner, Ori Gonen, Daniel Mandelik, Eran Tal, Shai Silberstein
0004-US-01	4	US-Prov	1	60/587,675	Multimode inspection method and apparatus	12/07/2004	12/07/2004	-	Filed	STC	?	Dov Furman, Noam Dotan, Efraim Miklatzky
0004-US-03	4	.US	3	11/895,204	Multimode inspection method and apparatus	12/07/2004	22/08/2007	-	Filed	STC	62742	Dov Furman, Noam Dotan, Efraim Miklatzky
0009-US-01	9	US-Prov	1	60/808,816	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	26/05/2006	26/05/2006	-	Provisional	D&M	NRI-2	Dov Furman, Shai Silbertein
0012-US-01	12	US-Prov	1	60/861,303	Image splitting in Optical Inspection Systems	28/11/2006	28/11/2006	-	Provisional	D&M	NRI-7-P	Dov Furman, Shai Silbertein
0011-US-01	11	.US	1	11/590,650	Defect Detection through Image Comparison Using Relative Measures	31/10/2006	31/10/2006	-	Allowed	D&M	NRI-4	Erez Sali, Oren Cohen
0002-US-03	2	.US	3	11/476,356	System for detection of wafer defects	15/01/2003	28/06/2006	-	Closed	STC	55072	Dov Furman, Gad Neumann, Noam Dotan, Ram Segal, Shai Silberstein

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

SCHEDULE D

FORM OF APPROVAL FROM BORROWER EXISTING CREDITORS

In Addition to the attached List of Creditors, the Borrower’s Existing Creditors includes also any other creditors of Negevtech Inc., as long as such creditors exists, and any approval required from the Borrower’s Existing Creditors, shall be required from Negevtech Inc.‘s creditors as well.

Negevtech Ltd. - Table of Charges

Charge No	In favor of	Created On	Type

1	RELEASED
2	Bank Leumi	22.12.2004	Floating
3	RELEASED
4	RELEASED
5	Bank Leumi	2.3.2005	Fixed (IP)
6	Plenus Group*	6.11.2005	Floating
7	Plenus Group*	6.11.2005	Fixed (IP)
8	Bank Leumi	20.2.2007	Fixed (Deposits)

Pre Closing Order of Seniority**
Fixed Charge No. 7 is pari passu with Fixed Charge no. 5 (both with respect to IP)
Fixed Charge No. 8 (with respect to bank accounts)
Floating Charge No. 6 is pari passu with Floating Charge no. 2 (both with respect to all the Company's assets)

Post Closing Order of Seniority with Respect to Negevtech Ltd.'s Assets
Kreos Fixed Charge (Over Negevtech Ltd's Equipment)	Fixed Charge No. 8 (with respect to bank accounts)	Fixed Charge No. 7 is pari passu with Fixed Charge no. 5 (both with respect to IP)
Kreos Fixed Charge (IP)
Floating Charge No. 6 is pari passu with Floating Charge no. 2 (both with respect to all the Ltd's assets)
Kreos Floating Charge

* Plenus Group includes: Plenus Technologies Ltd., Bank Leumi, Golden Gate Bridge Fund LP., Plenus II LP and Plenus (D.C.M.) LP

** pursuant to Sec. 1.4 of the Plenus Loan Agmt

SCHEDULE E

FORM OF DRAWDOWN NOTICE

DRAWDOWN NOTICE

Drawdown
No. [ ]

dated	200[ ]

between

KREOS CAPITAL II LIMITED	[Borrower]
[

]

the ("Lender")	the ("Borrower")

This Drawdown Notice forms a Schedule to the Loan Agreement between the parties dated [                       ]

The Lender has granted the Borrower a loan facility pursuant to the terms and conditions set out in the Loan Agreement and attached Appendices.

Words and expressions in this Drawdown Notice shall have the same meanings as in the Loan Agreement.

PART 1

Loan Terms and Conditions

Total Loan Facility	US$ [	]

Amount of Loan Facility utilised under previous Drawdown Notice(s)	US$ [	]

Amount of Loan Facility utilised under this Drawdown Notice	US$ [	]

Balance Loan Facility available for drawdown under future Drawdown Notices	US$ [	]

Loan Term	[	Years]

Bank Account Details for remittance of funds	[	]

The Equipment and location of the Equipment the subject of this Drawdown Notice is referred to in Appendix A to this Drawdown Notice. The principal will be repaid and interest shall be paid monthly in accordance with Appendix B to this Drawdown Notice.

We confirm that:

(a)	the representations and warranties made by us in the Loan Agreement are true and accurate on the date of this Drawdown Notice as if made on such date; and

(b)	no Event of Default has occurred and is continuing or would result from the delivery of this Drawdown Notice.

for and on behalf of
[BORROWER]

Authorised Signatory..................

Name........................................

APPENDIX A

Equipment

In this Appendix “Equipment” means the equipment plant and machinery listed below together with all spare parts, replacements, repairs, modifications, improvements and additions thereto from time to time.

NEGEVTECH LTD.‘s LIST OF EQUIPMENT

[***]

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

NEGEVTECH INC’s LIST OF EQUIPMENT

Negevtech, Inc.
Fixed Assets Subledger
LHIs

[***]

***	Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

APPENDIX B

Interest and Principal Payment Due Dates

[                                                                               ]

SCHEDULE F

ACTIONS, PROCEEDING OR CLAIMS

1.	KLA-Tencor claims – In July and August 2004 and in March 2005, the Company received letters from KLA–Tencor (“KLA”) asserting that the Company’s 302 inspection system makes use of five KLA patents and requesting technical information regarding the 302 system. In response to these letters, the Company has identified certain limitations of the KLA patents that are absent from the 302 system. The Company also requested further clarification of KLA’s claims. The Company disputes KLA’s claims and is attempting to resolve these issues without resorting to litigation, although these assertions by KLA could lead to patent litigation. On January 30, 2006 the Company provided KLA with Mr. Gadi Nuemann’s (one of the founders of the Company) declaration that the Company’s tools do not include particular claim limitations from KLA’s patents (the content of such declaration was agreed between KLA and the Company). There have been no further communications from KLA since February 2006.

2.	Applied Materials claims – On August 27, 2004, Applied Materials, Inc. filed suit in the U.S. District Court of the Northern District of California alleging that the Company’s 302 inspection system infringes an Applied Materials’ patent (U.S. Patent No. 5,982,921) and seeking an injunction and unspecified damages. On October 12, 2004, the Company filed an amended answer to Applied Materials’ complaint and also filed counterclaims for declaratory judgment of non-infringement and invalidity. The Company disputes Applied Materials’ claims and further believes that some or all of the claims of the ‘921 patent are invalid. On June 3, 2005, Applied Materials, Inc. and Applied Materials Israel (collectively, “Applied Materials”) filed an amended complaint against the Company. On June 23, 2005, the Company filed an answer to the amended complaint and again filed counterclaims for declaratory judgment of non-infringement and invalidity. On July 14, 2005, the Court issued an order under the legal doctrine of assignor estoppel that prevents the Company from challenging the validity of the ‘921 patent in this lawsuit. On June 3, 2005, the Company filed with the United States Patent and Trademark Office (“PTO”) a request for reexamination of the ‘921 patent seeking reexamination of certain claims of the ‘921 patent. On June 10, 2005, Applied Materials asserted against the Company additional claims of the ‘921 patent that were not specifically addressed in the Company’s request for reexamination. On August 22, 2005, the Company filed with the PTO a second request for reexamination addressing the additional asserted claims. In September 2005, the PTO granted the Company’s first and second request for reexamination, finding a “substantial new question of patentability” regarding seven of the asserted claims in the ‘921 patent. In October 2005, the Court stayed the California litigation on the ‘921 patent pending the PTO’s decision on the Company’s second request for reexamination, which addresses the four asserted claims that were not specifically addressed by the Company’s first request. In January 2007, the PTO agreed with the Company’s arguments in its first request and rejected each of the claims at issue in that request (6, 9, 10, 12, 16, 24, 25 and 26) as invalid over the prior art. Applied Materials responded to those rejections in March 2007. The Company is awaiting the PTO’s follow-up action. The PTO has not yet submitted an initial office action on the Company’s second request. The process of the reexaminations on the ‘921 patent is open to the public and can be monitored online at www.uspto.gov.

3.	On July 2006 Roee Raz, a former employee of the Company complained that his eyes were injured during his work in the Company’s clean room. The employee went through medical examinations, which identified that he suffers from sore eyes, but did not reveal any major damage. Since then, Mr. Raz did not initiate any legal process against the Company in connection to the aforementioned case.

4.	6 employees of the Company, who terminated their employment with Applied Materials and began working for the Company, informed the Company that Applied Materials refused to pay them severance pay and other amounts accumulated during their employment with Applied Materials in pension funds, due to their move to the Company. Neither the Company nor, to the Company’s knowledge, any of such employees have received any written claim or demand from Applied Materials.

SCHEDULE G

SIDE LETTER

Duly executed by the parties on the date first set out on the first page of this Loan Agreement.

BORROWER

Signed

For and on behalf of
NEGEVTECH LTD.

Authorised signatory

Name: ......................
Title: .......................

NEGEVTECH INC.

Authorised signatory

Name: ......................
Title: .......................

LENDER

Signed

For and on behalf of
KREOS CAPITAL II LIMITED

Authorised signatory

Name: .......................
Title: .........................